                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[X] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12

                                  GAINSCO, INC.
                ------------------------------------------------
                (Name of Registrant as Specified in its Charter)


       -------------------------------------------------------------------
       (Name of Person(s) Filing Proxy Statement if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
         1) Title of each class of securities to which transaction applies:
         2)       Aggregate number of securities to which transaction applies:
         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing is calculated and state how it was determined):
         4)       Proposed maximum aggregate value of transaction:
         5)       Total Fee Paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
         1)       Amount Previously Paid:
         2)       Form, Schedule or Registration Statement No.:
         3)       Filing Party:
         4)       Date Filed:

                                  GAINSCO, INC.
                               500 COMMERCE STREET
                             FORT WORTH, TEXAS 76102

                                 July __, 1999

Dear Shareholder:

         You are cordially invited to attend a Special Meeting of Shareholders (the "Meeting") of GAINSCO, INC., a Texas corporation (the "Company"), to be held at ________________ a.m., local time, on _____________, 1999, at
____________________________, Fort Worth, Texas ________. The attached Notice of
Special Meeting and Proxy Statement describe the sole matter to be considered at the Meeting, a proposed transaction between the Company and Goff Moore Strategic Partners, L.P. ("GMSP") which involves, among other things, the issuance by the Company of shares of its Series A Convertible Preferred Stock and Warrants in exchange for a $31,620,000 investment in the Company by GMSP (the "Purchase Agreement Proposal").

         Directors and officers of the Company will be present to help host the Meeting and to respond to any questions that our shareholders may have. We hope that you will be able to attend.

         The Company's Board of Directors believes that approval of the Purchase Agreement Proposal is in the best interest of the Company and its shareholders and unanimously recommends a vote "FOR" such matter. Accordingly, we urge you to review the attached material carefully and to return the enclosed Proxy promptly. Whether or not you plan to attend the Meeting, please either complete, sign, date and return your proxy in the enclosed envelope or vote your shares by using the internet or telephone in accordance with the instructions contained on the enclosed form of Proxy. If you attend the Meeting, you may vote in person if you wish, even though you have previously returned your proxy. It is important that your shares be represented and voted at the Meeting. Under the Company's Bylaws, abstentions and broker non-votes are not counted and will be treated as shares not entitled to vote.

         On behalf of your Board of Directors, thank you for your support.

         Sincerely,



         JOEL C. PUCKETT                 GLENN W. ANDERSON
         Chairman of the Board           President and Chief Executive Officer

                                  GAINSCO, INC.
                               500 COMMERCE STREET
                             FORT WORTH, TEXAS 76102

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                              TO BE HELD __, 1999

         NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the "Meeting") of GAINSCO, INC. (the "Company") will be held at _____________, local time, on ______________, 1999, at __________________, Fort Worth, Texas
__________, for the purpose of considering and voting upon the approval of the Securities Purchase Agreement dated as of June 29, 1999 (the "Purchase Agreement") between the Company and Goff Moore Strategic Partners, L.P., a Texas limited partnership ("GMSP"), and the transactions contemplated thereby (collectively, the "Transaction"). The Transaction includes (a) the sale to GMSP for an aggregate purchase price of $31,620,000 of (i) 31,620 shares of the Company's Series A Convertible Preferred Stock (the "Series A Shares"), which are convertible into shares of the Company's Common Stock, par value $0.10 per share ("Common Stock"), at a conversion price of $5.10 per share (subject to adjustment as described herein); (ii) a five year Warrant (the "Series A Warrant") to purchase an aggregate of 1,550,000 shares of Common Stock at an exercise price of $6.375 per share (subject to adjustment as described herein); and (iii) a seven year Warrant (the "Series B Warrant") to purchase an aggregate of 1,550,000 shares of Common Stock at an exercise price of $8.50 per share (subject to adjustment as described herein); (b) the issuance of shares of Common Stock upon the conversion of the Series A Shares and upon exercise of the Series A Warrant and the Series B Warrant in accordance with their terms and (c) the entry by the Company and certain of the Company's subsidiaries into Investment Management Agreements with GMSP, pursuant to which GMSP will manage the consolidated investment portfolios of the Company and its insurance company subsidiaries.

         The close of business on ________________, 1999, has been fixed as the record date for determining shareholders entitled to notice of and to vote at the Meeting or any adjournments thereof. For a period of at least 10 days prior to the Meeting, a complete list of shareholders entitled to vote at the Meeting will be open for examination by any shareholder during ordinary business hours at the offices of the Company at 500 Commerce Street, Fort Worth, Texas 76102. Information concerning the matters to be acted upon at the Meeting is set forth in the accompanying Proxy Statement.

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE EITHER COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY OR VOTE YOUR SHARES BY USING THE INTERNET OR TELEPHONE IN ACCORDANCE WITH THE INSTRUCTIONS CONTAINED ON THE ENCLOSED FORM OF PROXY TO ASSURE THAT YOUR SHARES ARE REPRESENTED AT THE MEETING. A RETURN ENVELOPE (WHICH IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES) IS PROVIDED IN THE EVENT YOU CHOOSE TO MAIL YOUR PROXY. EVEN IF YOU HAVE GIVEN YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME.




                                          By Order Of The Board Of Directors

                                          SAM ROSEN
                                          Secretary
Fort Worth, Texas
____________, 1999

                                  GAINSCO, INC.
                               500 COMMERCE STREET
                              FORT WORTH, TX 76102

                                 PROXY STATEMENT
                                       FOR
                         SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD __________, 1999

         This Proxy Statement is being first mailed on or about ____________, 1999 to shareholders of GAINSCO, INC., a Texas corporation ("GNA" or the "Company"), by the Board of Directors to solicit proxies (the "Proxies") for use at a Special Meeting of Shareholders (the "Meeting") to be held at _____________ , local time, on ___________, 1999, at _________________________________, Fort
Worth, Texas ______, or at such other time and place to which the Meeting may be adjourned (the "Meeting Date").

         The sole purpose of the Meeting is to consider and vote upon the approval of the Securities Purchase Agreement dated as of June 29, 1999 (the "Purchase Agreement") between the Company and Goff Moore Strategic Partners, L.P., a Texas limited partnership ("GMSP"), and the transactions contemplated thereby (collectively, the "Transaction"). The Transaction includes (a) the sale to GMSP for an aggregate purchase price of $31,620,000 of (i) 31,620 shares of the Company's Series A Convertible Preferred Stock (the "Series A Shares"), which are convertible into shares of the Company's Common Stock, par value $0.10 per share ("Common Stock"), at a conversion price of $5.10 per share (subject to adjustment as described herein); (ii) a five year Warrant (the "Series A Warrant") to purchase an aggregate of 1,550,000 shares of Common Stock at an exercise price of $6.375 per share (subject to adjustment as described herein) and (iii) a seven year Warrant (the "Series B Warrant") to purchase an aggregate of 1,550,000 shares of Common Stock at an exercise price of $8.50 per share (subject to adjustment as described herein); (b) the issuance of shares of Common Stock upon the conversion of the Series A Shares and upon exercise of the Series A Warrant and the Series B Warrant in accordance with their terms and (c) the entry by the Company and certain of the Company's subsidiaries into Investment Management Agreements with GMSP, pursuant to which GMSP will manage the consolidated investment portfolios of the Company and its insurance company subsidiaries (collectively, the "Purchase Agreement Proposal"). The Series A Shares, if converted, would represent approximately 23% of the currently outstanding Common Stock. The Warrants, if exercised, would represent approximately 8% of the currently outstanding Common Stock and 31% of the currently outstanding Common Stock when taken together with the Series A Shares. Under the Purchase Agreement, the members of the Buyer Group may not Beneficially Own more than 35% of the Fully-Diluted Common Stock (as such terms are defined therein), subject to certain exceptions.

         The Purchase Agreement Proposal is being submitted to the Company's shareholders for approval because it is the policy of The New York Stock Exchange, Inc. (the "NYSE"), which lists the Company's outstanding Common Stock, to require shareholder approval of any transaction if either (i) the present or potential issuance of newly issued common stock or securities convertible into common stock could result in an increase of 20% or more in the outstanding common stock of a company or (ii) common stock, or securities convertible into or exercisable for common stock, is to be issued to an entity in which a director of the issuing company has a substantial interest if the number of shares of common stock to be issued, or if the number of shares of common stock into which the securities may be convertible or exercisable, exceeds either one percent of the number of shares of common stock or one percent of the voting power outstanding before the issuance. If the Purchase Agreement Proposal is approved by the shareholders and the securities are issued, the Series A Shares will be immediately convertible, and the Warrants will be immediately exercisable, at the option of the holder, into shares of Common Stock. Assuming the Series A Shares are fully converted and the Warrants are fully exercised, GMSP would own approximately 31% of the then outstanding Common Stock. In addition, John C. Goff, a director of the Company, is a Managing Principal of GMSP and, therefore, has an interest in the Purchase Agreement Proposal.

         As a result, shareholders are being asked to approve the issuance of the Series A Shares and the Warrants in accordance with the policy of the NYSE. Approval by a majority of the votes cast "FOR" or "AGAINST" the Purchase Agreement Proposal will be required to approve the issuance.

         IN THE ABSENCE OF INSTRUCTIONS TO THE CONTRARY, THE SHARES OF COMMON STOCK REPRESENTED BY A PROXY DELIVERED TO THE BOARD OF DIRECTORS WILL BE VOTED FOR THE PURCHASE AGREEMENT PROPOSAL.

         THE BOARD OF DIRECTORS UNANIMOUSLY (EXCEPT FOR THE ABSTENTION BY JOHN
C. GOFF) RECOMMENDS THAT THE SHAREHOLDERS VOTE TO APPROVE THE PURCHASE AGREEMENT PROPOSAL. MR. GOFF WAS NOT PRESENT AT THE MEETING AT WHICH THE BOARD APPROVED THE PURCHASE AGREEMENT PROPOSAL BECAUSE OF HIS OWNERSHIP IN GMSP AND HIS PERSONAL INTEREST IN THE TRANSACTION.

         Where a shareholder has appropriately specified how a Proxy is to be voted, it will be voted accordingly. Otherwise, all shares represented by valid Proxies will be voted FOR the Purchase Agreement Proposal.

         The Proxy may be revoked at any time by providing written notice of such revocation to the Secretary of the Company, by _______________, 1999. If notice of revocation is not received by such date, you may nevertheless revoke a Proxy if you attend the Meeting and desire to vote in person; however, if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain from the record holder a proxy issued in your name.


                        RECORD DATE AND VOTING SECURITIES

         The record date for determining the shareholders entitled to vote at the Meeting is the close of business on ________, 1999 (the "Record Date"), at which time the Company had issued and outstanding _________ shares of Common Stock. Common Stock is currently the only class of outstanding voting securities of the Company.


                                QUORUM AND VOTING

         The presence at the Meeting, in person or by proxy, of the holders of a majority of the issued and outstanding shares of Common Stock is necessary to constitute a quorum to transact business. Each share represented at the Meeting in person or by proxy will be counted toward a quorum. In deciding all questions and other matters, a holder of Common Stock on the Record Date shall be entitled to cast one vote for each share of Common Stock registered in his or her name. The affirmative vote of the holders of a majority of the shares voting "FOR" or "AGAINST" the Purchase Agreement Proposal at the Meeting is required for the Purchase Agreement Proposal to be approved. Under the Company's Bylaws, abstentions and broker non-votes are not counted and will be treated as shares not entitled to vote.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth as of June 30, 1999, the number of shares of Common Stock beneficially owned (as defined by the Securities and Exchange Commission (the "SEC") rules) by (i) each person who is known to the Company to be the beneficial owner of more than five percent of the outstanding Common Stock, (ii) each director of the Company, (iii) the Chief Executive Officer and each of the other four most highly compensated executive officers of the Company for the year ended December 31, 1998, and (iv) all of the executive officers of the Company as a group. Except as otherwise indicated, each of the persons named below has sole voting and investment power with respect to the shares of Common Stock beneficially owned by that person.

                                                           AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP (18)
                                                           ----------------------------------------------
NAME OF BENEFICIAL OWNER                                      NUMBER OF SHARES                  PERCENT
------------------------                                   ---------------------             ------------
Joseph D. Macchia                                                2,347,762 (1)                   11.2%
I.G. Investment Management, Ltd.                                 1,699,800 (2)                    8.1%
The Millers Mutual Fire Insurance Company                        1,559,900 (3)                    7.5%
Dimensional Fund Advisors Inc.                                   1,381,842 (4)                    6.6%
Sandera Partners, L.P.                                           1,080,565 (5)                    5.2%
Glenn W. Anderson                                                  599,925 (6)                    2.7%
Joel C. Puckett                                                    480,021 (7)                    2.2%
Sam Rosen                                                          226,372 (8)                    1.0%
Carolyn E. Ray                                                     128,763 (9)                      *
Daniel J. Coots                                                    117,898 (10)                     *
John H. Williams                                                    54,162 (11)                     *
Harden H. Wiedemann                                                 44,185 (12)                     *
Richard M. Buxton                                                   36,479 (13)                     *
J. Landis Graham                                                    31,632 (14)                     *
John C. Goff                                                        25,200 (15)                     *
Robert J. McGee, Jr.                                                25,200 (16)                     *
Directors and executive officers as a group                      1,802,940 (17)                   8.2%
(14  persons)


-------------------------
*    Less than 1%

(1) Based on information set forth in a Schedule 13D/A, dated July 13, 1999, these shares were reported, as of July 1, 1999, by Joseph D. Macchia, 1409 Indian Creek Drive, Fort Worth, Texas 76107-3520. Mr. Macchia reported beneficial ownership of these shares with sole voting and dispositive power.

(2) Based on information set forth in a Schedule 13G/A, dated May 18, 1999, these shares were reported, as of March 30, 1999, by I.G. Investment Management, Ltd., Investors Group Inc., Investors Group Trustco Inc., Investors Group Trust Co. Ltd. and Investors U.S. Opportunities Fund (the "IGIM Reporting Persons"). All of the IGIM Reporting Persons have their principal place of business at One Canada Centre, 447 Portage Avenue, Winnipeg, Manitoba R3C 3B6. All of the IGIM Reporting Persons reported beneficial ownership of these shares with shared voting and dispositive power.

(3) Based on information set forth in a Schedule 13D, dated May 6, 1998, these shares were reported, as of April 27, 1998, by The Millers Mutual Fire Insurance Company, 300 Burnett Street, Fort Worth, Texas 76102. The Millers Mutual Fire Insurance Company reported beneficial ownership of these shares with sole voting and dispositive power.

(4) Based on information set forth in a Schedule 13G, dated February 11, 1999, these shares were reported, as of December 31, 1998, by Dimensional Fund Advisors Inc., 1299 Ocean Avenue, 11th Floor, Santa Monica, California 90401. Dimensional Fund Advisors Inc. reported beneficial ownership of these shares with sole voting and dispositive power.

(5) Based on information set forth in a Schedule 13D/A, dated August 7, 1998, these shares were reported, as of August 5, 1998, by the members of a group consisting of Sandera Partners, L.P., SCM Advisors, L.L.C., Newcastle Partners, L.P., and John A. (Pete) Bricker, Jr., 1601 Elm Street, Suite 4000, Dallas, Texas 75201. The members of such group beneficially own such shares as follows: Sandera Partners, L.P. - 1,080,565 shares; SCM Advisors, L.L.C. - 7,588 shares; Newcastle Partners, L.P. - 64,000 shares; and John A. (Pete) Bricker, Jr. - 849 shares (Mr. Bricker also shares voting and dispositive power with respect to 1,088,153 shares solely in his capacity as a controlling person of each of Sandera Partners, L.P. and SCM Advisors, L.L.C.). Except as noted in the immediately preceding sentence, each of the members of such group reported beneficial ownership of these shares with sole voting and dispositive power.

(6) Includes 579,710 shares of Common Stock that Mr. Anderson has the right to acquire within 60 days through the exercise of options granted pursuant to his Employment Agreement with the Company.

(7) Includes 51,927 shares of Common Sock held by the Joel Puckett Self-Employed Retirement Trust and 176,901 shares of Common Stock that Mr. Puckett has the right to acquire within 60 days through the exercise of options granted under the 1990 and 1995 Stock Option Plan.

(8) Includes 3,163 shares of an IRA of Mr. Rosen's wife. Mr. Rosen disclaims beneficial ownership of those shares. Also includes 35,065 shares held for the benefit of Mr. Rosen by the Shannon, Gracey, Ratliff & Miller, L.L.P. Profit Sharing Plan, 3,163 shares of Common Stock held by Mr. Rosen's IRA and 107,264 shares of Common Stock that Mr. Rosen has the right to acquire within 60 days through the exercise of options granted under the 1990 and 1995 Stock Option Plans. Mr. Rosen is a partner in the law firm of Shannon, Gracey, Ratliff & Miller, L.L.P. That firm, or it predecessors, has been general counsel to the Company since 1979. The Company intends to retain that firm as its general counsel during the current fiscal year.

(9) Includes 11,611 shares of Common Stock held by the Profit Sharing Plan of the Company for the account of Ms. Ray as beneficiary and 66,412 shares of Common Stock that Ms. Ray has the right to acquire within 60 days through the exercise of options granted under the 1990 and 1995 Stock Option plans.

(10) Includes 40,134 shares of Common Stock held by the Profit Sharing Plan of the Company for the account of Mr. Coots as beneficiary and 69,243 shares of Common Stock that Mr. Coots has the right to acquire within 60 days through the exercise of options granted under the 1990 and 1995 Stock Option Plans.

(11) Includes 53,545 shares of Common Stock that Mr. Williams has the right to acquire within 60 days through the exercise of options granted under the 1990 and 1995 Stock Option Plans.

(12) Includes 40,320 shares of Common Stock that Mr. Wiedemann has the right to acquire within 60 days through the exercise of options granted under the 1990 and 1995 Stock Option Plans.

(13) Includes 980 shares of Common Stock held by the Profit Sharing Plan of the Company for the account of Mr. Buxton as beneficiary and 20,499 shares of Common Stock that Mr. Buxton has the right to acquire within 60 days through the exercise of options granted under the 1995 Stock Option Plan.

(14) Includes 7,367 shares of Common Stock held by the Profit Sharing Plan of the Company for the account of Mr. Graham as beneficiary and 23,963 shares of Common Stock that Mr. Graham has the right to acquire within 60 days through the exercise of options granted under the 1990 and 1995 Stock Option Plans.

(15) Includes 25,200 shares of Common Stock that Mr. Goff has the right to acquire within 60 days through the exercise of options granted under the 1995 Stock Option Plan. Mr. Goff is a Managing Principal of GMSP.

(16) Includes 25,200 shares of Common Stock that Mr. McGee has the right to acquire within 60 days through the exercise of options granted under the 1995 Stock Option Plan.

(17) Includes 60,917 shares of Common Stock held by the Profit Sharing Plan of the Company for the account of executive officers and 1,220,394 shares of Common Stock that executive officers of the Company have the right to acquire within 60 days through the exercise of options granted under the 1990 and 1995 Stock Option Plans.

(18) Participants in the Profit Sharing Plan of the Company have no voting power with regard to shares held for their benefit but have sole disposition power.


                              DESCRIPTION OF GMSP;
             INTEREST OF CERTAIN PERSONS IN MATTER TO BE ACTED UPON

         GMSP was formed in February 1998, to serve as the primary ongoing investment vehicle for the firm's principals, as well as Richard E. Rainwater and his family, who are limited partners. GMSP is principally a long-term investor in companies that it deems to have superior management and attractive growth prospects. The partnership's Managing Principals are John C. Goff, a partner of Mr. Rainwater's for over 12 years, and Darla D. Moore, who is Mr. Rainwater's wife and a former Managing Director of The Chase Manhattan Bank. J. Randall Chappel and Hugh Balloch are the other key principals of GMSP. Mr. Chappel has been associated with Rainwater and his affiliated companies for 12 years, and Mr. Balloch joined GMSP in January 1999 from The Chase Manhattan Bank.

         Mr. Goff is the President, Chief Executive Officer and Vice Chairman of Crescent Real Estate Equities, Inc. (NYSE-CEI) ("Crescent"). From 1987 to 1994, Mr. Goff served as Vice President of Rainwater, Inc., acting as a senior investment advisor to, and investor with, Richard E. Rainwater. Beginning in 1990, Mr. Goff was responsible for the development of Mr. Rainwater's real estate business, designing and implementing the strategy that led to the public offering of Crescent in May, 1994. Mr. Goff served as Chief Executive Officer of Crescent through late 1996 when he assumed the role of Vice Chairman. During June 1999, Mr. Goff resumed his role as President and Chief Executive Officer of Crescent. Crescent currently is one of the nation's larger publicly traded real estate investment companies. Mr. Goff also serves as President, Chief Executive Officer and Vice Chairman of Crescent Operating, Inc. (NASDAQ-COPI), which was spun off from Crescent in 1997, and is on the boards of directors of the Company and other companies, including The Staubach Company, one of the nation's largest tenant representation firms. Prior to joining Rainwater, Inc., Mr. Goff was employed by KPMG Peat, Marwick from 1981 to 1987. Mr. Goff is a graduate of the University of Texas at Austin and is a certified public accountant.

         Mr. Chappel has been associated with Mr. Rainwater and his affiliated companies for twelve years. Since 1995, he has served as an officer of Rainwater, Inc. He has been involved in a number of transactions, including the purchase of the initial properties that led to the creation of Crescent, as well as several other significant Rainwater investments. For the past four years, Mr. Chappel has also had primary responsibility for managing other aspects of Mr. Rainwater's portfolio, including hedging strategies, derivative transactions, and the initial review of new investment opportunities submitted to Rainwater Inc.'s attention. Since GMSP's inception, Mr. Chappel has been active in the formation of the G2 Opportunity Fund, L.P. and the GMSP investments in Medpartners Inc., CRIIMI MAE Inc. and Cendant Corporation. Mr. Chappel serves as a director of OpenConnect Systems, a Dallas-based technology company. Mr. Chappel earned an A.B. degree in Economics from Stanford University and also earned an M.B.A. degree from Stanford where he graduated as an Arjay Miller Scholar.

         As noted above, John C. Goff, a director of the Company, is a Managing Principal of GMSP. Mr. Goff owns approximately 44.9% of the partnership interests of GMSP Operating Partners, L.P., a Texas limited partnership and the general partner of GMSP. GMSP Operating Partners, L.P. owns approximately 14.3% of the partnership interests of GMSP. Mr. Goff also owns 50% of the membership interests of GMSP, L.L.C., a Texas limited liability company and the general partner of GMSP Operating Partners, L.P. GMSP, L.L.C. owns 1% of the partnership interests of GMSP Operating Partners, L.P.


                         THE PURCHASE AGREEMENT PROPOSAL

BOARD APPROVAL AND RECOMMENDATION

         On June 29, 1999, the Board of Directors of the Company (the "Board") approved, and voted to recommend that the shareholders approve, the Purchase Agreement Proposal. Mr. Goff was not present at the meeting at which the Board approved the Purchase Agreement Proposal because of his ownership in GMSP and his personal interest in the Transaction. The Company entered into the Purchase Agreement on June 29, 1999 following the meeting of the Board. Pursuant to the Purchase Agreement, GMSP is to acquire the Series A Shares and Warrants of the Company on terms more fully described below.

BACKGROUND

         On August 28, 1998, the Company announced that it had engaged Wasserstein Perella & Co., Inc. ("WP&Co.") to act as the Company's financial advisor as the Company embarked on a strategic alternative review process to seek out additional ways to maximize shareholder value, including a possible sale of the Company. In the ensuing ten month strategic alternative review process, over 70 potential parties were contacted. After extensive discussions with a small number of interested and qualified parties, the Board and the other parties could not ultimately reach agreement for a sale or merger because of valuation issues, risk/reward issues, and other business considerations.

         When it became clear that a sale or merger with a third party on acceptable terms was not achievable, the Board turned to alternatives for growth. The Board subsequently received a proposal from GMSP, which, after significant negotiations, resulted in the Purchase Agreement Proposal.

PURCHASE AGREEMENT

         A copy of the Purchase Agreement, together with all exhibits thereto, is attached hereto as "Appendix I" and is incorporated by reference herein. Capitalized terms defined in Section 1.1 of the Purchase Agreement are used herein with the same meaning unless otherwise defined herein. References to Sections in brackets "[Section __]" are references to Sections in the Purchase Agreement.

         The Purchase Agreement provides for an aggregate purchase price of $31,620,000 [Sections 2.1 and 2.2], for which GMSP will receive:

         o 31,620 Series A Shares, convertible into an aggregate of 6,200,000 shares of Common Stock (23% of the Fully-Diluted Common Stock), subject to certain adjustments, at a conversion price of $5.10, plus

         o two warrants to purchase an aggregate of 3,100,000 shares of Common Stock (8% of the Fully-Diluted Common Stock):

                  o one warrant with a five year term to purchase 1,550,000 shares for $6.375 per share.

                  o one warrant with a seven year term to purchase 1,550,000 shares for $8.50 per share.

         Both of the Warrants are otherwise identical and contain certain cashless exercise and antidilution provisions. Consummation of the sale of the Series A Shares and the Warrants is conditioned upon regulatory approvals and the approval of the Company's shareholders as set forth in this Proxy Statement.

         At Closing, the Company will pay to GMSP a financing fee of 0.75% of its total investment ($237,150) and reimburse it for all reasonably-incurred out-of-pocket expenses (not to exceed $250,000) incurred after May 11, 1999 in connection with the transaction [Section 6.5].

         The Purchase Agreement contains typical representations, warranties and covenants, including the following covenants:

         o Board Representation. After Closing, GMSP will be represented on the Board by J. Randall Chappel and John C. Goff [Section 6.4]. Mr. Goff is currently a member of the Board; after Closing, the number of directors constituting the Board will be increased by one and the Board will elect Mr. Chappel to fill the newly created director position. GMSP will remain entitled to designate two directors as long as Buyer Group maintains its security holdings in the Company at 75% of its closing level or 20% of the Fully-Diluted Common Stock, and one director if it continues to own 50% of its closing level or 5% of the Fully-Diluted Common Stock. Any substitute designated for Messrs. Goff or Chappel must be acceptable to the members of the Board not affiliated with the Buyer Group. For biographical information regarding Messrs. Goff and Chappel, see "Description of GMSP; Interest of Certain Persons in Matter to be Acted Upon."

         o Nonsolicitation. The Company generally is prohibited from directly or indirectly soliciting, initiating or encouraging third party proposals which could frustrate the contemplated transactions or withdrawing the Board recommendation thereof; provided, however, that the Board may pursue an unsolicited proposal if (i) the Board concludes it is a Superior Proposal or (ii) the Board concludes that its fiduciary duties so require. [Section 6.11]

         o Standstill. The members of the Buyer Group may not Beneficially Own more than 35% of the Fully-Diluted Common Stock (provided that there will be no violation of the prohibition if members of the Buyer Group own more than 35% as a result of repurchases of stock by the Company or pursuant to the acquisition of additional shares of Common Stock pursuant to GNA Stock Plans). [Section 6.9]

         o Preemptive Rights. Until such time as GMSP and its Affiliates no longer Beneficially Own in the aggregate at least 20% of the Common Stock, in the event that the Company issues additional equity securities for cash in a private placement, GMSP shall have a right of first refusal to participate pro rata in such offering in order to maintain its percentage ownership in the Company at pre-offering levels. Shares issued for employee and director options, third-party business combinations and certain other transactions are excluded from GMSP's right of first refusal. [Section 6.10]

         o Right of First Offer. In the event that any member(s) of the Buyer Group desires to sell any equity securities of the Company (other than shares of Common Stock acquired pursuant to GNA Stock Plans), the Company shall have the right, during the five Business Days following receipt of notice from GMSP, to elect to purchase the number of equity securities to be sold at the proposed sale price and 15 additional Business Days to consummate the purchase [Section 6.17]. The notice and closing periods increase in the event 5% or more of the Fully Diluted Common Stock is to be sold. If the Company does not elect to purchase at the offer price, members of the GMSP Group may sell to someone else during the following 90 days at a price not less than 90% of the offer price.

         o Transfer Restrictions. GMSP generally is prohibited from selling or otherwise disposing of any of the Series A Shares or the Warrants at any time. GMSP generally is prohibited from selling or otherwise disposing of any of the shares of Common Stock issuable upon conversion or exercise of the Series A Shares or the Warrants for three years after the

                  Closing and thereafter generally may not sell (i) blocks of Common Stock representing more than 3.5% of the Fully-Diluted Common Stock to any Person or (ii) Common Stock to any Person already Beneficially Owning 5% or more of the Common Stock. GMSP may transfer Underlying Shares to Buyer Group members who agree to be bound by the provisions of the Purchase Agreement. [Section 6.6]

         o Registration Rights. A shelf registration statement for the public distribution of the shares of Common Stock issuable upon conversion or exercise of the Series A Shares and the Warrants is to be filed on the third anniversary of the Closing and maintained until such time as members of the Buyer Group do not Beneficially Own 10% of the Common Stock and are not otherwise Affiliates of the Company. Members of the Buyer Group also have (i) one demand registration right for an underwritten public offering and (ii) piggyback registration rights, neither of which may be exercised prior to the third anniversary of the Closing. The Company is generally responsible for the registration costs. [Section 6.3]

         In addition to customary conditions to Closing, neither the Company nor GMSP is obligated to consummate the Transaction if:

         o        The approval of the Company's shareholders is not obtained.

         o The Transaction (including the Investment Management Agreements) is not approved by insurance regulatory authorities in Oklahoma and Texas.

         o The Company is informed that A.M. Best will reduce its rating of the Company or any of its Subsidiaries to below "A" as a result of the Transaction.

         o The consent of Bank One, Texas, National Association, under the Company's Revolving Credit Agreement is not obtained.

                  Additionally, GMSP is not obligated to consummate the Transaction if a GNA Material Adverse Effect or Material Adverse Market Condition has occurred and is continuing. [Section 8.13]

         The Purchase Agreement may be terminated and the Transaction may be abandoned at any time prior to the Closing:

         o        By the Company or GMSP if:

                  o The Company's shareholders do not approve the Transaction; or

                  o The Closing does not occur prior to December 31, 1999 (but that date is extended to February 15, 2000 if necessary to hold the Meeting or obtain required regulatory approvals).

         o        By the Company if:

                  o There has been a material Breach of GMSP's representations, warranties or covenants;

                  o A bona fide Transaction Proposal that the Board by a majority vote determines in its good faith judgment, after consultation with its financial and legal advisors, to constitute a Superior Proposal has been received; or

                  o The Board by a majority vote determines in its good faith judgment, after consultation with its financial and legal advisors, that their fiduciary duties require them to do so, it being recognized that a change in the market price of the Common Stock is not an appropriate reason for the Board to exercise this termination right.

         o        By GMSP, if:

                  o There has been a material Breach of the Company's representations or warranties or covenants;

                  o        The Company agrees to a Third Party Transaction;

                  o The Board withdraws or modifies in a manner adverse to GMSP its approval or recommendation of the Transaction or the Purchase Agreement or recommends a Third Party Transaction, or has adopted any resolution to effect any of the foregoing; or

                  o The Company fails to file proxy materials with the SEC with reasonable dispatch and take such other actions necessary to convene the Meeting within a period of time after the execution of the Purchase Agreement reasonably necessary to consummate the Transaction as promptly as practicable.

         The Company is obligated to make termination payments [Section 9.3] to GMSP as follows:

         o up to $500,000 of GMSP's out of pocket expenses if the Company's shareholders do not approve the Transaction.

         o up to $948,600 (3% of the Purchase Price), inclusive of the expense reimbursement provided above, if the Company terminates to pursue another transaction or GMSP terminates because the Company has accepted a Third Party Proposal or has failed to diligently pursue shareholder approval of the Transaction or the Board withdraws its recommendation of the Transaction.

         The Purchase Agreement contains mutual indemnification obligations for breaches of representations, warranties or covenants. The Company is obligated to indemnify the members of the Buyer Group for any Damages resulting from any Proceeding brought against any of them by a Person other than the Company or any of its Affiliates, Associates or shareholders in respect of any action taken in good faith on behalf of the Company in the course of the performance of GMSP's duties under the Purchase Agreement (provided that the Company will make indemnification in connection with any shareholder Proceedings if the indemnified Person is wholly successful, on the merits or otherwise, in its defense of the Proceeding). [Section 10.2] Except in certain circumstances, each party's indemnification obligations are subject to a "basket" of $750,000 of Damages in the aggregate. [Sections 10.2 and 10.3]

INVESTMENT MANAGEMENT AGREEMENTS

          At Closing, GMSP will enter into separate, but substantially identical, Investment Management Agreements with the Company and each GNA Insurance Subsidiary pursuant to which GMSP will manage the investment of the holding and insurance company funds of the type listed under the categories "Investments" on the Company's reports filed with the SEC.

         The Company will pay GMSP investment management fees equal on an annual basis equal to (i) 30 basis points multiplied by the fair market value with respect to any portion of the portfolio invested in short term debt or investment grade debt obligations at the end of a given calendar month or during a majority of the days in the given calendar month and (ii) 100 basis points multiplied by the fair market value with respect to any portion of the portfolio invested in equity securities or other alternative investments in securities which are not investment grade debt obligations. No fees are payable with respect to the portions of the portfolio held in cash. Accrued fees will be paid monthly, based on the fair value of the investments at the end of each calendar month and subject to a minimum monthly fee of $75,000 in the aggregate under all of the Investment Management Agreements.

         GMSP is required to manage the portfolio in accordance with the investment objectives and policies set forth in the letter (the "Policy Letter") delivered to GMSP by the Company (or the GNA Insurance Subsidiary, as applicable). The Company (or the GNA Insurance Subsidiary, as applicable) may amend or supplement the contents of the Policy Letter, including the investment criteria and other instructions set forth therein, in whole or in part and at any time. Subject to the provisions of the Policy Letter and the oversight and direction of the Board's Investment Committee, GMSP shall have authority to make all specific investment decisions with respect to the assets in the portfolio.

         The Investment Management Agreements do not have a specified term, but either party may terminate after three years upon not less than 90 days written notice to the other party. Additionally, the Company (or the GNA Insurance Subsidiary, as applicable) may terminate the respective Investment Management Agreements at any time for "Cause" (as defined therein). GMSP may terminate the respective Investment Management Agreements at any time upon the breach of the Company's (or the GNA Insurance Subsidiary's, as applicable) material obligations thereunder (subject to certain "cure" provisions).

          The respective Investment Management Agreements contain requirements that GMSP deliver monthly reports on the investment activities of the portfolio and preclude GMSP from engaging in certain transactions that would represent a conflict of interests without prior approval. GMSP is required to maintain fiduciary liability insurance customary for investment managers in similar situations with policy limits, terms, conditions and "tail" provisions as are reasonably acceptable to the Company and GMSP. The respective Investment Management Agreements also contain indemnification provisions that are substantially similar to those contained in the Purchase Agreement.

AMENDMENT TO RIGHTS AGREEMENT

         The Board also approved an amendment to the Rights Agreement at the same time it approved the Transaction. The Amendment to the Rights Agreement prevents the triggering of the protections contained in the Rights Plan upon the acquisition of the Series A Shares and the Warrants and the Underlying Shares that may be acquired upon the conversion or exercise of the Series A Shares and Warrants by GMSP, and additional open market purchases of Common Stock, so long as members of the Buyer Group do not acquire Beneficial Ownership of more than 35% of the Common Stock or terminate the Purchase Agreement prior to Closing.

DESCRIPTION OF THE SERIES A SHARES

         The Purchase Agreement requires that the Company issue shares of a newly created Series A Convertible Preferred Stock to GMSP. The Board of Directors of the Company has the power and discretion to designate series of preferred stock pursuant to the authority vested in it by the Company's Articles of Incorporation, as amended.

         Series A Shares are essentially Common Stock equivalents except for the liquidation value and have the following features:

         o Liquidation value of $1,000 per share, plus any accrued and unpaid dividends.

         o Dividends at the same rate per share (including dividends paid in Common Stock or rights) and at the same time as paid on the number of shares of Common Stock into which such Series A Share is convertible.

         o Convertible into an aggregate of 6,200,000 shares of Common Stock at a conversion price of $5.10 per share (subject to adjustment in certain circumstances).

         o The Company unilaterally may require conversion at any time on or after June 30, 2005 if the Current Market Price (as defined in the Statement of Resolution) is at least $7.65.

         o The Company may redeem the Series A Shares on or after June 30, 2005 for liquidation value of $1,000 per share plus accrued and unpaid dividends (subject to the holder's right to convert such Series A Shares prior to the effective date of the redemption).

         o Entitled to one vote per share of Common Stock into which it is convertible and entitled to vote with the Common Stock on all matters (including the election of directors) submitted to shareholder vote and not entitled to vote separately as a class except where a class vote is required by law.

         o        No other special rights.

         A copy of the Statement of Resolution Establishing and Designating the Series A Shares is attached as Exhibit C to the Purchase Agreement, which is attached hereto as "Appendix I" and incorporated by reference herein.

REASONS FOR THE TRANSACTION

         Generally. The Company's earnings come principally from its insurance operations and investments. As discussed below, the Board believes the consummation of the Transaction will result in a substantial infusion of capital and talent that is intended to enhance both of these earnings sources and provide other benefits to the Company that are intended to enhance shareholder value.

         Insurance Operations. A key element of the Company's long term growth plan is to build through acquisition upon the Company's traditional nonstandard commercial lines and the nonstandard personal lines operations of the Lalande Group acquired in 1998. The Board believes growth through acquisition is a very attractive opportunity for the Company in view of the consolidation process that is occurring in the insurance industry. The Company will receive $31,620,000 in cash proceeds upon the closing of the Transaction and will receive $23,000,000 in future additional proceeds if the Warrants are exercised other than through a cashless exercise. The Company anticipates that a portion of the cash proceeds will be used for insurance-related acquisitions. While the Company is currently evaluating several acquisition possibilities, there can be no assurance as to whether or when acquisitions can be accomplished or, if consummated, whether any of them will be profitable.

         Investments. In addition, the Board believes that the Transaction offers the opportunity to enhance the returns on the investment portfolios of the Company and its insurance company subsidiaries (approximately $________ at June 30, 1999) both as a result of the infusion of capital and the services to be provided by GMSP under the Investment Management Agreements (discussed below). The Company anticipates that a portion of the cash proceeds it will receive pursuant to the Transaction will be used for holding company investments as well as capital management activities, including possible share buybacks. No share buybacks are authorized or planned by the Board as of the date hereof. Insurance company legal investment statutes and regulations will limit the type of investments that the insurance company subsidiaries can make with the major part of their assets and therefore may continue to limit the potential return on their investments. There can be no assurance that GMSP will be able to increase the returns from the Company's investments.

         GMSP. The Board believes that the GMSP principals are sophisticated and historically successful investors who, pursuant to the Investment Management Agreements and under the supervision of the Board's Investment Committee, can implement a plan to increase the returns of the Company's fixed income and equity portfolios over time. GMSP's significant ownership interest in the Company will provide further incentive and align GMSP's interests with those of the Company's shareholders. The Company also expects to receive intangible benefits as a result of its relationship with GMSP.

         Terms of the Transaction. The Board deems the terms of the Transaction to be favorable to the Company. The Board considered, among other things, the following factors in its evaluation of the Transaction:

         o The right of the Company to (i) require conversion of the Series A Shares at any time on or after June 30, 2005 if the Current Market Price (as such term is defined in the Statement of Resolution) is at least $7.65 or (ii) redeem the Series A Shares on or after June 30, 2005 for liquidation value of $1,000 per share, plus accrued and unpaid dividends.

         o Rating agency, cash flow and capital considerations make issuing equity securities preferable to issuing debt.

         o The fairness opinion of WP&Co. to the effect that the consideration to be received in the Transaction is fair, from a financial point of view, to the Company (discussed below).

         o The closing price of the Common Stock as quoted on the NYSE on June 28, 1999 was $4.00 per share. During the ninety day period preceding June 28, 1999, the average closing price of the Common Stock as quoted on the NYSE was $4.66. The book value per share of the Common Stock at March 31, 1999 was $5.10 per share. The Series A Shares are convertible into Common Stock at a conversion price of $5.10 per share. The Warrants are exercisable for Common Stock at $6.375 and $8.50 per share, respectively.

         Strategic Review Process. The Board undertook a ten month strategic alternative review process to seek out additional ways to maximize shareholder value during which over 70 potential parties were contacted. The Board received no credible offers acceptable to it other than the offer embodied by the Purchase Agreement Proposal. See "--Background"

OPINION OF FINANCIAL ADVISOR.

         Generally. On June 29, 1999, WP&Co. delivered its oral opinion to the Board to the effect that, as of such date, and based upon and subject to the assumptions, limitations and qualifications set forth in such opinion, the consideration to be received by the Company pursuant to the Purchase Agreement was fair from a financial point of view to the Company. WP&Co. confirmed its oral opinion by delivery to the Board of a written opinion, dated June 29, 1999 (the "Opinion").

         THE FOLLOWING SUMMARY OF THE OPINION IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE FULL TEXT OF THE OPINION ATTACHED TO THIS PROXY STATEMENT AS APPENDIX II AND INCORPORATED HEREIN BY REFERENCE. HOLDERS OF SHARES OF COMMON STOCK ARE URGED TO, AND SHOULD, READ THE OPINION CAREFULLY IN ITS ENTIRETY AND CONSIDER THE ASSUMPTIONS MADE AND LIMITATIONS OF THE REVIEW BY WP&CO. THE OPINION IS ADDRESSED TO THE BOARD AND ADDRESSES ONLY THE FAIRNESS FROM A FINANCIAL POINT OF VIEW OF THE CONSIDERATION TO BE RECEIVED BY THE COMPANY PURSUANT TO THE TRANSACTION. THE CONSIDERATION TO BE RECEIVED BY THE COMPANY PURSUANT TO THE TRANSACTION WAS DETERMINED BY THE COMPANY AND GMSP THROUGH ARM'S-LENGTH NEGOTIATIONS IN WHICH WP&CO. ADVISED THE COMPANY. THE OPINION DOES NOT ADDRESS THE UNDERLYING BUSINESS DECISION BY THE COMPANY TO EFFECT THE TRANSACTION AND DOES NOT CONSTITUTE A RECOMMENDATION TO ANY HOLDER OF SHARES OF COMMON STOCK AS TO HOW SUCH HOLDER SHOULD VOTE WITH RESPECT TO THE PURCHASE AGREEMENT PROPOSAL AND SHOULD NOT BE RELIED UPON BY ANY HOLDER OF COMMON STOCK AS SUCH.

         In preparing its Opinion, WP&Co. performed a variety of financial and comparative analyses and considered a variety of factors of which the material analyses and factors are described below. The following summary of such analyses does not purport to be a complete description of the analyses underlying the Opinion. The preparation of a fairness opinion is a complex analytic process involving various determinations as to the most appropriate and relevant methods of financial analyses and the application of those methods to the particular circumstances and, therefore, such opinion is not readily susceptible to summary description.

         In arriving at its Opinion, WP&Co. did not attribute any particular weight to any analysis or factor considered by it, but rather made qualitative judgments as to the significance and relevance of each analysis and factor. Accordingly, WP&Co. believes that its analyses must be considered as a whole and that selecting portions of its analyses and factors, without considering all analyses and factors, could create a misleading or incomplete view of the processes underlying such analyses and its Opinion.

         The Board selected WP&Co. as its financial advisor in connection with the proposed transaction because WP&Co. is an internationally recognized investment banking firm and members of WP&Co. have substantial experience in transactions similar to the Transaction. WP&Co. is an investment banking firm engaged in, among other things, the valuation of businesses and their securities in connection with mergers and acquisitions, negotiated underwritings, competitive biddings, secondary distributions of listed and unlisted securities, private placements and valuations for corporate and other purposes. In addition, WP&Co. has performed various investment banking services for the Company from time to time in the past, and may provide such services to the Company in the future. In the ordinary course of WP&Co.'s business, WP&Co. may actively trade the debt and equity securities of the Company for its own account and for the accounts of customers and, accordingly, may hold, at any time, a long or short position in such securities.

         In connection with the Opinion, WP&Co. reviewed the Purchase Agreement, the Investment Management Agreements, the Warrants, and certain other draft agreements and documents related to the Transaction, and for purposes of its Opinion, assumed that the final form of these documents would not differ in any material respect from the drafts provided to WP&Co. WP&Co. also reviewed and analyzed certain publicly available business and financial information relating to the Company for recent years and interim periods to date. WP&Co. reviewed and considered certain financial and stock market data relating to the Company, and WP&Co. compared that data with similar data for certain other companies, the securities of which are publicly traded, that WP&Co. believed may be relevant or comparable in certain respects to the Company or one or more of its businesses or assets. WP&Co. also performed such other financial studies, analyses, and investigations and reviewed such other information as it considered appropriate for purposes of the Opinion.

         In WP&Co.'s review and analysis and in formulating its Opinion, WP&Co. assumed and relied upon the accuracy and completeness of all of the financial and other information provided to or discussed with it or publicly available, and WP&Co. did not assume any responsibility for independent verification of any of such information. WP&Co. did not review any of the books and records of the Company, or assume any responsibility for conducting a physical inspection of the properties or facilities of the Company, or for making or obtaining an independent valuation or appraisal of the assets or liabilities of the Company, and no such independent valuation or appraisal was provided to WP&Co. WP&Co. also assumed that obtaining all regulatory and other approvals and third-party consents required for consummation of the Transaction will not have an adverse impact on the Company and WP&Co. assumed that the Transaction will be consummated without waiver or modification of any of the material terms or conditions contained therein by any party thereto. WP&Co. also assumed that the purchase price payable pursuant to Section 2.2 of the Purchase Agreement is in the form of cash. While WP&Co. did not independently value the benefits to be derived by the Company from the Investment Management Agreements in formulating its Opinion, WP&Co. relied on the Company's assessment of the strategic benefits to be derived from such agreements. The Opinion is necessarily based on economic and market conditions and other circumstances as they exist and can be evaluated by WP&Co. as of the date of the Opinion. WP&Co. is not expressing any opinion herein as to the prices at which any securities of the Company will actually trade at any time.

         In formulating the Opinion, WP&Co. relied on the fact that the Company's decision to enter into the Purchase Agreement was preceded by the Company's announcement on August 28, 1998 that the Board had decided to pursue strategic alternatives, including a possible sale of the Company, and an ensuing ten-month process in which proposals for a business combination or other transaction were solicited by or on behalf of the Company from over 70 potential parties, including parties the Company believed were logical parties for a business combination with the Company. WP&Co. was not authorized to and did not solicit indications of interest by third parties in an investment in the Company similar to that embodied by the Purchase Agreement Proposal.

         Financial Analyses used by WP&Co. The following is a summary of certain of the financial analyses used by WP&Co. in connection with providing its Opinion to the Board on June 29, 1999.

                  Summary Financial Information. WP&Co. reviewed summary financial information for the Company for the fiscal years ended December 31, 1996 through 1998 and for the three month periods ended March 31, 1998 and 1999.

                  Historical Trading Analysis. WP&Co. reviewed the historical daily trading prices for the Common Stock for the period from June 25, 1996 through June 25, 1999.

                  Selected Companies Analysis. WP&Co. calculated certain financial information, ratios and public market multiples relating to the Company, and compared them to corresponding financial information, ratios and public market multiples for Capitol Transamerica Corporation, Penn-America Group, Inc., Acceptance Insurance Companies Inc., The Navigators Group, Inc. and NYMAGIC, Inc. (the "Selected Insurance Companies"). The multiples of the Selected Insurance Companies and the Company were calculated using financial data as of March 31, 1999 and market data as of June 25, 1999. Earnings estimates used in the analysis were based on the latest mean earnings per share ("EPS") estimates by I/B/E/S International, Inc. The analysis showed, among other things, that the ratio of price to EPS (i) using operating earnings (adjusted to exclude prior period reserve adjustments and other one time charges) for the twelve months ended March 31, 1999 ranged from a low of 9.9x to a high of 13.6x for the Selected Insurance Companies as compared to 14.8x for the Company; (ii) using estimated 1999 EPS ranged from a low of 6.8x to a high of 12.2x for the Selected Insurance Companies as compared to 8.9x for the Company; and (iii) using estimated 2000 EPS ranged from a low of 5.8x to a high of 11.9x for the Selected Insurance Companies as compared to 7.8x for the Company. The analysis also showed that the 1999 to 2000 estimated EPS growth rate ranged from (3.6%) to 16.5% for the Selected Insurance Companies as compared to 14.9% for the Company. Finally, the analysis showed that the ratio of price to book ranged from a low of 0.68x to a high of 1.04x for the Selected Insurance Companies as compared to 0.82x for the Company.

                  Securities Valuation Analysis. Under this analysis, WP&Co. created a binomial model to calculate a range of values for the Series A Shares, the Series A Warrant and the Series B Warrant. The values calculated were based on a range of assumptions regarding the value of the Common Stock and the expected volatility of the Common Stock. Based upon this analysis, (i) the range of values calculated for the Series A Shares was $3.48 to $5.64 per share of Common Stock underlying the Series A Shares, (ii) the range of values calculated for the Series A Warrant was $0.04 to $0.50 per share of Common Stock underlying the Series A Shares, and (iii) the range of values calculated for the Series A Shares was $0.01 to $0.39 per share of Common Stock underlying the Series A Shares.

         Terms of WP&Co.s Engagement. Pursuant to the terms of an engagement letter agreement dated May 8, 1998 and the amendment to the engagement letter dated May 11, 1999, the Company has agreed to pay WP&Co. the sum of $100,000 in retainer fees and $500,000 upon rendering of its written Opinion and has agreed to pay WP&Co. an additional fee equal to $150,000 (which includes $50,000 in retainer fees previously paid) upon consummation of the Transaction. In addition, the Company also agreed to reimburse WP&Co. for its reasonable out-of-pocket expenses, including attorneys' fees (such expenses not to exceed $50,000 in aggregate without prior written consent from the Company), and to indemnify WP&Co. against certain liabilities, including certain liabilities under the federal securities laws, in connection with such engagement.

POSSIBLE DISADVANTAGES.

         While the Board has determined that the Transaction is in the best interest of the Company and its shareholders, the Board recognizes that the issuance of the Series A Shares to GMSP in connection with the Transaction may have certain disadvantages. The Series A Shares will have liquidation preferences that are senior to those of the Common Stock. The issuance of Series A Shares will dilute the voting power of the Common Stock. The issuance of Series A Shares could also make it less likely that a takeover or other change of control of the Company would take place. Unlike GMSP, holders of Common Stock do not have preemptive rights to subscribe for additional securities which may be issued by the Company.

BOARD RECOMMENDS APPROVAL OF PURCHASE AGREEMENT PROPOSAL

         THE BOARD OF DIRECTORS UNANIMOUSLY (EXCEPT FOR THE ABSTENTION BY JOHN
C. GOFF) RECOMMENDS THAT THE SHAREHOLDERS VOTE TO APPROVE THE PURCHASE

AGREEMENT PROPOSAL. MR. GOFF WAS NOT PRESENT AT THE MEETING AT WHICH THE BOARD APPROVED THE PURCHASE AGREEMENT PROPOSAL BECAUSE OF HIS OWNERSHIP IN GMSP AND HIS PERSONAL INTEREST IN THE TRANSACTION.

         IN THE ABSENCE OF INSTRUCTIONS TO THE CONTRARY, THE SHARES OF COMMON STOCK REPRESENTED BY A PROXY DELIVERED TO THE BOARD OF DIRECTORS WILL BE VOTED FOR THE PURCHASE AGREEMENT PROPOSAL.

                                  MISCELLANEOUS

         You should rely only on the information contained or incorporated by reference in this document to vote on the Purchase Agreement Proposal. We have not authorized anyone to provide you with information that is different from what is contained in this document. This document is dated __________, 1999.

         All costs of solicitation of Proxies will be borne by the Company. In addition to solicitation by mail, the directors, officers and employees of the Company may solicit proxies personally or by other appropriate means, without additional compensation. It is also contemplated that, for a fee of approximately $5,000 plus certain expenses, additional solicitations will be made by personal interview, electronic correspondence, telephone or other appropriate means under direction of Morrow & Co., Inc., 909 Third Avenue, New York, NY 10022-4799.

                                       By Order Of The Board Of Directors



                                       SAM ROSEN
                                       Secretary

Fort Worth, Texas
                  , 1999
------------------

                                   APPENDIX I
                          SECURITIES PURCHASE AGREEMENT
                               DATED JUNE 29, 1999
                                     BETWEEN
                      THE COMPANY AND GMSP (WITH EXHIBITS)

                          SECURITIES PURCHASE AGREEMENT

                                     BETWEEN


                                  GAINSCO, INC.

                                       AND

                       GOFF MOORE STRATEGIC PARTNERS, L.P.


                               DATED JUNE 29, 1999

                                TABLE OF CONTENTS

  ARTICLE I - DEFINITIONS. . . . . . . . . . . . . . . . . . . . . . . . 1
      1.1    Definitions . . . . . . . . . . . . . . . . . . . . . . . . 1
             "Affiliate". . . . . . . . . . . . . . . . . . . . . . . . .1
             "Agreement". . . . . . . . . . . . . . . . . . . . . . . . .1
             "Ancillary Documents". . . . . . . . . . . . . . . . . . . .1
             "Applicable Law" . . . . . . . . . . . . . . . . . . . . . .1
             "Associate". . . . . . . . . . . . . . . . . . . . . . . . .1
             "Beneficial Owner" . . . . . . . . . . . . . . . . . . . . .1
             "Beneficially Own" . . . . . . . . . . . . . . . . . . . . .1
             "Board". . . . . . . . . . . . . . . . . . . . . . . . . . .2
             "Breach" . . . . . . . . . . . . . . . . . . . . . . . . . .2
             "Business Day" . . . . . . . . . . . . . . . . . . . . . . .2
             "Buyer". . . . . . . . . . . . . . . . . . . . . . . . . . .2
             "Buyer Group". . . . . . . . . . . . . . . . . . . . . . . .2
             "Buyer Material Adverse Effect". . . . . . . . . . . . . . .3
             "Buyer Representative" . . . . . . . . . . . . . . . . . . .3
             "Capitalization Date". . . . . . . . . . . . . . . . . . . .3
             "Closing". . . . . . . . . . . . . . . . . . . . . . . . . .3
             "Closing Date" . . . . . . . . . . . . . . . . . . . . . . .3
             "Code" . . . . . . . . . . . . . . . . . . . . . . . . . . .3
             "Common Stock" . . . . . . . . . . . . . . . . . . . . . . .3
             "Common Stock Equivalents" . . . . . . . . . . . . . . . . .3
             "Confidential Information" . . . . . . . . . . . . . . . . .3
             "Confidentiality Agreement". . . . . . . . . . . . . . . . .3
             "Damages". . . . . . . . . . . . . . . . . . . . . . . . . .3
             "Demand Registration". . . . . . . . . . . . . . . . . . . .3
             "Director Designees" . . . . . . . . . . . . . . . . . . . .3
             "Encumbrances" . . . . . . . . . . . . . . . . . . . . . . .3
             "Environmental Law". . . . . . . . . . . . . . . . . . . . .4
             "Environmental Liabilities and Costs". . . . . . . . . . . .4
             "Equity Securities". . . . . . . . . . . . . . . . . . . . .4
             "ERISA". . . . . . . . . . . . . . . . . . . . . . . . . . .4
             "ERISA Affiliate". . . . . . . . . . . . . . . . . . . . . .4
             "Exchange Act" . . . . . . . . . . . . . . . . . . . . . . .4
             "Final Date" . . . . . . . . . . . . . . . . . . . . . . . .4
             "Final Order". . . . . . . . . . . . . . . . . . . . . . . .4
             "First Offer Period" . . . . . . . . . . . . . . . . . . . .4
             "First Offer Right". . . . . . . . . . . . . . . . . . . . .4
             "Fully-Diluted Common Stock" . . . . . . . . . . . . . . . .4
             "GAAP" . . . . . . . . . . . . . . . . . . . . . . . . . . .5
             "GNA". . . . . . . . . . . . . . . . . . . . . . . . . . . .5

             "GNA Annual Statements". . . . . . . . . . . . . . . . . . .5
             "GNA Applicable Insurance Department". . . . . . . . . . . .5
             "GNA Authorizations" . . . . . . . . . . . . . . . . . . . .5
             "GNA Business" . . . . . . . . . . . . . . . . . . . . . . .5
             "GNA Disclosure Letter". . . . . . . . . . . . . . . . . . .5
             "GNA Employee Benefit Plans" . . . . . . . . . . . . . . . .5
             "GNA 1998 Form 10-K Report". . . . . . . . . . . . . . . . .5
             "GNA Financial Statements" . . . . . . . . . . . . . . . . .5
             "GNA Insurance Subsidiaries" . . . . . . . . . . . . . . . .5
             "GNA Material Adverse Effect". . . . . . . . . . . . . . . .5
             "GNA Material Contracts" . . . . . . . . . . . . . . . . . .5
             "GNA Options". . . . . . . . . . . . . . . . . . . . . . . .6
             "GNA Pension Plan" . . . . . . . . . . . . . . . . . . . . .6
             "GNA Quarterly Statement". . . . . . . . . . . . . . . . . .6
             "GNA Required Consents". . . . . . . . . . . . . . . . . . .6
             "GNA Required Statutory Approvals" . . . . . . . . . . . . .6
             "GNA Rights" . . . . . . . . . . . . . . . . . . . . . . . .6
             "GNA Rights Agreement" . . . . . . . . . . . . . . . . . . .6
             "GNA SEC Documents". . . . . . . . . . . . . . . . . . . . .6
             "GNA Shareholder Approval" . . . . . . . . . . . . . . . . .6
             "GNA Significant Subsidiaries" . . . . . . . . . . . . . . .6
             "GNA Stock Plans". . . . . . . . . . . . . . . . . . . . . .6
             "GNA Subsidiaries" . . . . . . . . . . . . . . . . . . . . .6
             "GNA Subsidiary Securities". . . . . . . . . . . . . . . . .6
             "good faith" . . . . . . . . . . . . . . . . . . . . . . . .7
             "Governmental Authority" . . . . . . . . . . . . . . . . . .7
             "HSR Act". . . . . . . . . . . . . . . . . . . . . . . . . .7
             "Investment Management Agreement". . . . . . . . . . . . . .7
             "IRS". . . . . . . . . . . . . . . . . . . . . . . . . . . .7
             "Malfunction". . . . . . . . . . . . . . . . . . . . . . . .7
             "Material Activity". . . . . . . . . . . . . . . . . . . . .7
             "Material Adverse Market Condition". . . . . . . . . . . . .7
             "NYSE" . . . . . . . . . . . . . . . . . . . . . . . . . . .7
             "Offer Notice" . . . . . . . . . . . . . . . . . . . . . . .7
             "PBGC" . . . . . . . . . . . . . . . . . . . . . . . . . . .7
             "Permitted Assignee" . . . . . . . . . . . . . . . . . . . .7
             "Permitted Encumbrances" . . . . . . . . . . . . . . . . . .7
             "Person" . . . . . . . . . . . . . . . . . . . . . . . . . .8
             "Piggyback Registration" . . . . . . . . . . . . . . . . . .8
             "Preemptive Notice". . . . . . . . . . . . . . . . . . . . .8
             "Preemptive Right" . . . . . . . . . . . . . . . . . . . . .8
             "Preemptive Right Offer Period". . . . . . . . . . . . . . .8
             "Preferred Stock". . . . . . . . . . . . . . . . . . . . . .8

             "Proceedings". . . . . . . . . . . . . . . . . . . . . . . .8
             "Proxy Statement". . . . . . . . . . . . . . . . . . . . . .8
             "Purchase Price" . . . . . . . . . . . . . . . . . . . . . .8
             "Registration Expenses". . . . . . . . . . . . . . . . . . .8
             "Registration Statement" . . . . . . . . . . . . . . . . . .8
             "Reimbursement Amount" . . . . . . . . . . . . . . . . . . .8
             "Rights Agreement" . . . . . . . . . . . . . . . . . . . . .8
             "SAP". . . . . . . . . . . . . . . . . . . . . . . . . . . .8
             "SEC". . . . . . . . . . . . . . . . . . . . . . . . . . . .8
             "Securities" . . . . . . . . . . . . . . . . . . . . . . . .8
             "Securities Act" . . . . . . . . . . . . . . . . . . . . . .8
             "Series A Shares". . . . . . . . . . . . . . . . . . . . . .8
             "Series A Warrant" . . . . . . . . . . . . . . . . . . . . .9
             "Series B Warrant" . . . . . . . . . . . . . . . . . . . . .9
             "Shareholder Meeting". . . . . . . . . . . . . . . . . . . .9
             "Shelf Registration" . . . . . . . . . . . . . . . . . . . .9
             "Software" . . . . . . . . . . . . . . . . . . . . . . . . .9
             "Statement of Resolution". . . . . . . . . . . . . . . . . .9
             "Subsidiary" . . . . . . . . . . . . . . . . . . . . . . . .9
             "Superior Proposal". . . . . . . . . . . . . . . . . . . . .9
             "Survival Date". . . . . . . . . . . . . . . . . . . . . . .9
             "Taxes". . . . . . . . . . . . . . . . . . . . . . . . . . .9
             "Tax Returns". . . . . . . . . . . . . . . . . . . . . . . .9
             "TBCA" . . . . . . . . . . . . . . . . . . . . . . . . . . .9
             "Third Party Transaction". . . . . . . . . . . . . . . . . .9
             "Transactions" . . . . . . . . . . . . . . . . . . . . . . 10
             "Transaction Proposal" . . . . . . . . . . . . . . . . . . 10
             "Underlying Shares". . . . . . . . . . . . . . . . . . . . 10
             "U.S." . . . . . . . . . . . . . . . . . . . . . . . . . . 10
             "Warrants" . . . . . . . . . . . . . . . . . . . . . . . . 10
             "WP & Co." . . . . . . . . . . . . . . . . . . . . . . . . 10
             "Year 2000". . . . . . . . . . . . . . . . . . . . . . . . 10

  ARTICLE II - TERMS OF THE TRANSACTION. . . . . . . . . . . . . . 10
      2.1    Agreement to Sell and to Purchase Series A
               Shares and Warrants . . . . . . . . . . . . . . . . 10
      2.2    Purchase Price and Payment. . . . . . . . . . . . . . 10

  ARTICLE III - CLOSING AND CLOSING DATE . . . . . . . . . . . . . 11

  ARTICLE IV - REPRESENTATIONS AND WARRANTIES OF GNA . . . . . . . 11
      4.1    Organization and Qualification. . . . . . . . . . . . 11
      4.2    Capitalization. . . . . . . . . . . . . . . . . . . . 11
      4.3    Authority Relative to This Agreement. . . . . . . . . 12

      4.4    Subsidiaries. . . . . . . . . . . . . . . . . . . . . 12
      4.5    Statutory Approvals . . . . . . . . . . . . . . . . . 12
      4.6    Non-Contravention . . . . . . . . . . . . . . . . . . 13
      4.7    Authorizations. . . . . . . . . . . . . . . . . . . . 13
      4.8    Compliance with Laws. . . . . . . . . . . . . . . . . 13
      4.9    Statutory Financial Statements. . . . . . . . . . . . 14
      4.10   GNA SEC Documents and GNA Financial Statements. . . . 14
      4.11   Investments . . . . . . . . . . . . . . . . . . . . . 15
      4.12   Absence of Changes. . . . . . . . . . . . . . . . . . 15
      4.13   No Undisclosed Liabilities. . . . . . . . . . . . . . 15
      4.14   Litigation. . . . . . . . . . . . . . . . . . . . . . 15
      4.15   Insurance Business. . . . . . . . . . . . . . . . . . 16
      4.16   Regulatory Filings. . . . . . . . . . . . . . . . . . 16
      4.17   Reinsurance, Coinsurance and Underwriting Management. 16
      4.18   Labor Matters . . . . . . . . . . . . . . . . . . . . 17
      4.19   Environmental Compliance. . . . . . . . . . . . . . . 17
      4.20   Employee Benefit Plans. . . . . . . . . . . . . . . . 18
      4.21   Tax Matters . . . . . . . . . . . . . . . . . . . . . 19
      4.22   Year 2000 . . . . . . . . . . . . . . . . . . . . . . 19
      4.23   Brokers . . . . . . . . . . . . . . . . . . . . . . . 20
      4.24   Prior Private Offerings.. . . . . . . . . . . . . . . 20
      4.25   Private Offering of the Securities. . . . . . . . . . 20
      4.26   True and Complete Disclosure. . . . . . . . . . . . . 20

  ARTICLE V - REPRESENTATIONS AND WARRANTIES OF BUYER. . . . . . . 20
      5.1    Organization and Qualification. . . . . . . . . . . . 20
      5.2    Authority Relative to This Agreement. . . . . . . . . 21
      5.3    Statutory Approvals . . . . . . . . . . . . . . . . . 21
      5.4    Non-Contravention.. . . . . . . . . . . . . . . . . . 21
      5.5    No Other Shares.. . . . . . . . . . . . . . . . . . . 21
      5.6    Litigation. . . . . . . . . . . . . . . . . . . . . . 21
      5.7    Brokers.. . . . . . . . . . . . . . . . . . . . . . . 22
      5.8    Securities Matters. . . . . . . . . . . . . . . . . . 22
      5.9    Financing.. . . . . . . . . . . . . . . . . . . . . . 23
      5.10   Advisers Act. . . . . . . . . . . . . . . . . . . . . 23
      5.11   Information to Be Supplied. . . . . . . . . . . . . . 23
      5.12   True and Complete Disclosure. . . . . . . . . . . . . 23

  ARTICLE VI - ADDITIONAL AGREEMENTS . . . . . . . . . . . . . . . 23
      6.1    Public Announcements. . . . . . . . . . . . . . . . . 23
      6.2    NYSE Listing. . . . . . . . . . . . . . . . . . . . . 24
      6.3    Registration Rights.. . . . . . . . . . . . . . . . . 24
      6.4    Board Representation. . . . . . . . . . . . . . . . . 28

      6.5    Fees and Expenses at Closing. . . . . . . . . . . . . 29
      6.6    Restrictions on Transfers.. . . . . . . . . . . . . . 29
      6.7    Delivery of Information.. . . . . . . . . . . . . . . 30
      6.8    Rule 144 and Rule 144A Information. . . . . . . . . . 30
      6.9    Standstill. . . . . . . . . . . . . . . . . . . . . . 31
      6.10   Participation in Subsequent Private Placements. . . . 31
      6.11   No Solicitation.. . . . . . . . . . . . . . . . . . . 32
      6.12   Amendment of GNA Disclosure Letter. . . . . . . . . . 33
      6.13   Access to Information.. . . . . . . . . . . . . . . . 33
      6.14   HSR Act Notification. . . . . . . . . . . . . . . . . 33
      6.15   Private Offering of the Securities. . . . . . . . . . 33
      6.16   Financing Support.. . . . . . . . . . . . . . . . . . 33
      6.17   Right of First Offer. . . . . . . . . . . . . . . . . 34
      6.18   Special Meeting; Proxy Statement. . . . . . . . . . . 34
      6.19   Confidentiality . . . . . . . . . . . . . . . . . . . 35
      6.20   Reasonable Best Efforts.. . . . . . . . . . . . . . . 35
      6.21   Survival of Covenants.. . . . . . . . . . . . . . . . 35

  ARTICLE VII - CONDITIONS TO OBLIGATIONS OF GNA . . . . . . . . . 35
      7.1    Representations and Warranties True.. . . . . . . . . 36
      7.2    Covenants and Agreements Performed. . . . . . . . . . 36
      7.3    HSR Act.. . . . . . . . . . . . . . . . . . . . . . . 36
      7.4    Legal Proceedings.. . . . . . . . . . . . . . . . . . 36
      7.5    Investment Management Agreements. . . . . . . . . . . 36
      7.6    Consents and Approvals. . . . . . . . . . . . . . . . 36
      7.7    A.M. Best Rating. . . . . . . . . . . . . . . . . . . 36
      7.8    Certificate.. . . . . . . . . . . . . . . . . . . . . 36

  ARTICLE VIII - CONDITIONS TO OBLIGATIONS OF BUYER. . . . . . . . 36
      8.1    Representations and Warranties True.. . . . . . . . . 36
      8.2    Covenants and Agreements Performed. . . . . . . . . . 37
      8.3    Opinion of Counsel. . . . . . . . . . . . . . . . . . 37
      8.4    Legal Proceedings.. . . . . . . . . . . . . . . . . . 37
      8.5    Certificates. . . . . . . . . . . . . . . . . . . . . 37
      8.6    Board Approval of Stock Ownership . . . . . . . . . . 37
      8.7    Amendment to Rights Agreement.. . . . . . . . . . . . 37
      8.8    Investment Management Agreements. . . . . . . . . . . 37
      8.9    Consents and Approvals. . . . . . . . . . . . . . . . 37
      8.10   A.M. Best Rating. . . . . . . . . . . . . . . . . . . 37
      8.11   Statement of Resolution.. . . . . . . . . . . . . . . 37
      8.12   Officer Certificate.. . . . . . . . . . . . . . . . . 37
      8.13   No Material Adverse Changes.. . . . . . . . . . . . . 38

  ARTICLE IX - TERMINATION, AMENDMENT, AND WAIVER. . . . . . . . . 38
      9.1    Termination.. . . . . . . . . . . . . . . . . . . . . 38
      9.2    Effect of Termination.. . . . . . . . . . . . . . . . 39
      9.3    Fees and Expenses Payable upon Termination. . . . . . 40
      9.4    Amendment.. . . . . . . . . . . . . . . . . . . . . . 40
      9.5    Waiver. . . . . . . . . . . . . . . . . . . . . . . . 40

  ARTICLE X - SURVIVAL OF REPRESENTATIONS; INDEMNIFICATION . . . . 40
      10.1   Survival. . . . . . . . . . . . . . . . . . . . . . . 40
      10.2   Indemnification by GNA. . . . . . . . . . . . . . . . 41
      10.3   Indemnification by Buyer. . . . . . . . . . . . . . . 41
      10.4   Procedure for Indemnification.. . . . . . . . . . . . 41
      10.5   Indemnification if Negligence of Indemnitee.. . . . . 42

  ARTICLE XI - MISCELLANEOUS . . . . . . . . . . . . . . . . . . . 42
      11.1   Notices.. . . . . . . . . . . . . . . . . . . . . . . 42
      11.2   Entire Agreement. . . . . . . . . . . . . . . . . . . 43
      11.3   Binding Effect; Assignment; No Third Party Benefit. . 43
      11.4   Interpretation. . . . . . . . . . . . . . . . . . . . 43
      11.5   Severability. . . . . . . . . . . . . . . . . . . . . 44
      11.6   Time of Essence.. . . . . . . . . . . . . . . . . . . 44
      11.7   No Waiver of Privilege. . . . . . . . . . . . . . . . 44
      11.8   GNA Disclosure Letter . . . . . . . . . . . . . . . . 44
      11.9   Governing Law.. . . . . . . . . . . . . . . . . . . . 44
      11.10  Counterparts. . . . . . . . . . . . . . . . . . . . . 44


                             EXHIBITS


Exhibit A - Form of Investment Management Agreement

Exhibit B -Form of Investment Management Agreement (Insurance Subsidiaries)

Exhibit C - Form of Statement of Resolution

Exhibit D - Form of Series A Warrant

Exhibit E - Form of Series B Warrant

Exhibit F - Opinion of Counsel of GNA

Exhibit G - Amendment to Rights Agreement

                          SECURITIES PURCHASE AGREEMENT


         This SECURITIES PURCHASE AGREEMENT (this "Agreement"), dated as of June 29, 1999, between GAINSCO, INC., a Texas corporation ("GNA"), and Goff Moore Strategic Partners, L.P., a Texas limited partnership ("Buyer").

         WHEREAS, GNA desires to sell to Buyer, and Buyer desires to purchase from GNA, shares of Series A Convertible Preferred Stock of GNA and warrants to purchase shares of Common Stock of GNA;

         NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements herein contained, and intending to be legally bound hereby, GNA and Buyer hereby agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

         1.1 DEFINITIONS. As used in this Agreement, the following terms have the following meanings:

         "Affiliate" means, with respect to any Person, any other Person that directly, or indirectly, through one or more intermediaries controls, is controlled by or is under common control with such specified Person. For this purpose the term "control" (including the terms "controlling", "controlled by" and "under common control with") shall mean the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person whether through the ownership of voting securities, by contract, or otherwise.

         "Agreement" has the meaning set forth in the first paragraph hereof.

         "Ancillary Documents" means the Warrants and the Investment Management Agreements.

         "Applicable Law" means any statute, law, rule, policy, guideline or regulation or any judgment, order, writ, injunction, or decree of any Governmental Authority to which a specified Person or property is subject.

         "Associate" means (i) any corporation or entity (other than GNA or a Subsidiary of GNA) of which such Person is an officer or partner or is, directly or indirectly, the beneficial owner of 10 percent or more of any class of equity securities, (ii) any trust or other estate in which such person has a substantial beneficial interest or as to which such Person serves as trustee or in a similar fiduciary capacity, and (iii) any relative or spouse of such Person, or any relative of such Person, or any relative of such spouse, who has the same home as such Person or who is a director or officer of GNA or any of its Subsidiaries.

         "Beneficial Owner" and "Beneficially Own" mean, with respect to any Person, any securities:

          (i) which such Person or any of such Person's Affiliates or Associates beneficially owns, directly or indirectly; or


SECURITIES PURCHASE AGREEMENT - PAGE 1

          (ii) which such Person or any of such Person's Affiliates or Associates, directly or indirectly, has

               (A) the right to acquire (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding (whether or not in writing), or upon the exercise of conversion rights, exchange rights, rights (other than GNA Rights), warrants or options, or otherwise; provided, however, that a Person shall not be deemed the Beneficial Owner of, or to beneficially own, securities tendered pursuant to a tender or exchange offer made by or on behalf of such Person or any of such Person's Affiliates or Associates until such tendered securities are accepted for purchase or exchange; or

               (B) the right to vote pursuant to any agreement, arrangement or understanding (whether or not in writing), provided, however, that a Person shall not be deemed the Beneficial Owner of, or to beneficially own, any security if the agreement, arrangement or understanding to vote such security (1) arises solely from an immediately revocable proxy or consent given to such Persons in response to an public proxy or consent solicitation made pursuant to, and in accordance with, the applicable rules and regulations of the Exchange Act and (2) is not also then reportable on
                    Schedule 13D under the Exchange Act (or any comparable or successor report); or

          (iii) which are beneficially owned, directly or indirectly, by any other Person (or any Affiliate or Associate thereof) with which such Person (or any of such Person's Affiliates or Associates) has any agreement, arrangement or understanding (whether or not in writing) for the purpose of acquiring, holding, voting (except to the extent permitted by subparagraph (ii)(B) of this definition) or disposing of any voting securities of the same issuer.

         "Board" means the board of directors of GNA.

         "Breach" means any violation or breach of, any misrepresentation or inaccuracy in, any default under, or any failure to perform or comply with any representation, warranty, covenant, obligation, or other provision of this Agreement.

         "Business Day" means any day other than a Saturday or Sunday on which national banks are open for business in Fort Worth, Texas and New York, New York.

         "Buyer" has the meaning set forth in the introductory paragraph of this Agreement.

         "Buyer Group" means Buyer together with its Affiliates, Associates and employees, and expressly includes Buyer's partners and the partners of the general partner of Buyer.

         "Buyer Material Adverse Effect" means any condition, circumstance or development having an adverse effect on the ability to conduct business, the financial condition or the results of operations of Buyer that is material to Buyer and the ability of Buyer to consummate the Transactions, excluding any such condition, circumstance or development which adversely affects the U.S. economy or financial markets generally.


SECURITIES PURCHASE AGREEMENT - PAGE 2

         "Buyer Representative" has the meaning set forth in Section 6.3(b).

         "Capitalization Date" has the meaning set forth in Section 4.2.

         "Closing" has the meaning set forth in Article III.

         "Closing Date" has the meaning set forth in Article III.

         "Code" means the Internal Revenue Code of 1986, as amended.

         "Common Stock" means the common stock, par value $.10 per share, of GNA and, except where the context otherwise requires, the accompanying GNA Rights.

         "Common Stock Equivalents" means (without duplication with any other Common Stock or Common Stock Equivalents) rights (other than GNA Rights), warrants, options, convertible securities or convertible indebtedness, exchangeable securities or exchangeable indebtedness, or other rights exercisable for or convertible or exchangeable into, directly or indirectly, Common Stock (at the time or upon the passage of time or the occurrence of future events), including all Common Stock issuable upon conversion of the Series A Shares or issuable upon exercise of the Warrants.

         "Confidential Information" means information received at any time by Buyer from GNA that is not generally known or which would logically be considered confidential or proprietary, or which would do GNA harm if divulged, or which is marked "Confidential Information."

         "Confidentiality Agreement" means the letter agreement dated May 26, 1999, between Buyer and GNA.

         "Damages" has the meaning set forth in Section 10.2.

         "Demand Registration" has the meaning set forth in Section 6.3(b).

         "Director Designees" has the meaning set forth in Section 6.4.

         "Encumbrances" means liens, charges, pledges, options, mortgages, deeds of trust, security interests, claims, restrictions (whether on voting, sale, transfer, disposition, or otherwise), easements, and other encumbrances of every type and description, whether imposed by law, agreement, understanding, or otherwise, other than restrictions imposed under applicable securities laws.

         "Environmental Law" means any law, regulation, decree, judgment, permit or authorization relating to the environment, including, without limitation, pollution, contamination, cleanup and protection of the environment.

         "Environmental Liabilities and Costs" means all damages, penalties or cleanup costs assessed or levied pursuant to any Environmental Law.


SECURITIES PURCHASE AGREEMENT - PAGE 3

         "Equity Securities" means any capital stock of GNA, any securities directly or indirectly convertible into, or exercisable or exchangeable for any capital stock of GNA, or any right, option, warrant or other security which, with the payment of additional consideration, the expiration of time or the occurrence of any event shall give the holder thereof the right to acquire any capital stock of GNA or any security convertible into or exercisable or exchangeable for, any capital stock of GNA.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, and all of the rules and regulations promulgated thereunder.

         "ERISA Affiliate" means any trade or business, whether or not incorporated, which together with a Person and its Subsidiaries would be deemed a "single-employer" within the meaning of Section 4001 of ERISA.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         "Final Date" means December 31, 1999; provided that in the event that by such date (i) the GNA Required Statutory Approvals or the GNA Shareholder Approval shall not have been received, (ii) the other conditions to the consummation of the Transaction are then capable of being satisfied, (iii) the Shareholder Meeting shall have been called by the Board but not held, and (iv) any of the GNA Required Statutory Approvals or the GNA Shareholder Approval which have not been received are being pursued with reasonable diligence, then the Final Date shall automatically be changed to the earlier of (x) February 15, 2000 or (y) the fifth Business Day after the date of the receipt of the later of the GNA Required Statutory Approvals or the GNA Shareholder Approval.

         "Final Order" means action by the relevant regulatory authority that has not been reversed, stayed, enjoined, set aside, annulled or suspended, with respect to which any waiting period prescribed by law before the Transactions may be consummated has expired, and as to which all conditions to the consummation of such Transactions prescribed by law, regulation or order have been satisfied, and as to which all opportunities for rehearing are exhausted (whether or not any appeal thereof is pending).

         "First Offer Period" has the meaning set forth in Section 6.18.

         "First Offer Right" has the meaning set forth in Section 6.18.

         "Fully-Diluted Common Stock" means, at any time, the then outstanding shares of Common Stock plus (without duplication) all shares of Common Stock issuable (at the time or upon passage of time or the occurrence of future events), upon the exercise, conversion or exchange of all then-outstanding Common Stock Equivalents. The percentage of the Fully-Diluted Common Stock held by a Person at any time shall be determined so that a Person is deemed the Beneficial Owner of the then outstanding shares of Common Stock attributable to such Person plus (without duplication) all shares of Common Stock issuable (whether at the time or upon passage of time or the occurrence of future events), upon the exercise, conversion or exchange of all then-outstanding Common Stock Equivalents attributable to such Person but not any other outstanding Common Stock Equivalents.

         "GAAP" means generally accepted accounting principles for financial reporting in the U.S., consistently applied.


SECURITIES PURCHASE AGREEMENT - PAGE 4

         "GNA" has the meaning set forth in the introductory paragraph of this Agreement.

         "GNA Annual Statements" has the meaning set forth in Section 4.9.

         "GNA Applicable Insurance Department" means as to (i) GNA's Insurance Subsidiaries located in Oklahoma, the Oklahoma Department of Insurance and (ii) GNA's Insurance Subsidiaries located in Texas, the Texas Department of Insurance.

         "GNA Authorizations" has the meaning set forth in Section 4.7.

         "GNA Business" means the business conducted by GNA and GNA Subsidiaries taken as a whole.

         "GNA Disclosure Letter" means the disclosure letter delivered by GNA to Buyer concurrently with the execution and delivery of this Agreement.

         "GNA Employee Benefit Plans" has the meaning set forth in Section 4.20(a).

         "GNA 1998 Form 10-K Report" means the Form 10-K Report filed by GNA with the SEC for GNA's fiscal year ended December 31, 1998.

         "GNA Financial Statements" has the meaning set forth in Section 4.10.

         "GNA Insurance Subsidiaries" means MGA Insurance Company, Inc., a Texas corporation; GAINSCO County Mutual Insurance Company, a Texas mutual insurance company; and General Agents Insurance Company of America, Inc., an Oklahoma corporation.

         "GNA Material Adverse Effect" means any condition, circumstance or development having an adverse effect on the ability to conduct business, the financial condition or the results of operations of GNA and its Subsidiaries that is material to GNA and its Subsidiaries taken as a whole and as to the ability of GNA to consummate the Transactions, excluding any such condition, circumstance or development which adversely affects the U.S. economy, financial markets or insurance industry generally, provided that no change in the prices at which the Common Stock is quoted or traded in and of itself shall be a GNA Material Adverse Effect.

         "GNA Material Contracts" means:

              (i) any written agreement, contract, lease, commitment, understanding, instrument or obligation to which GNA or any of its Subsidiaries is a party or by which GNA or any of its Subsidiaries or any of their respective properties may be bound upon which any substantial part of the GNA Business is dependent or which, if Breached, could reasonably be expected to have a GNA Material Adverse Effect;

              (ii) which provides for the sale or lease after the date hereof of any of the assets of GNA or its Subsidiaries other than in the ordinary course of business; or

              (iii) any agreement filed as an exhibit to the GNA 1998 Form 10-K
                    Report.


SECURITIES PURCHASE AGREEMENT - PAGE 5

         "GNA Options" means (i) all options granted and outstanding under any of the GNA Stock Plans and related option agreements and (ii) the option to purchase 579,710 shares of Common Stock evidenced by the Replacement Nonqualified Stock Option Agreement dated July 24, 1998 between GNA and Glenn W. Anderson.

         "GNA Pension Plan" has the meaning set forth in Section 4.20(d).

         "GNA Quarterly Statement" has the meaning set forth in Section 4.9.

         "GNA Required Consents" has the meaning set forth in Section 4.6(c).

         "GNA Required Statutory Approvals" has the meaning set forth in Section 4.5.

         "GNA Rights" means rights to purchase Common Stock issued pursuant to the GNA Rights Agreement.

         "GNA Rights Agreement" means the Rights Agreement dated as of March 3, 1988, as amended, between GNA and Continental Stock Transfer & Trust Company.

         "GNA SEC Documents" has the meaning set forth in Section 4.10.

         "GNA Shareholder Approval" means the approval of the Transactions by a plurality of the holders of Common Stock voting thereon at the Shareholder Meeting.

         "GNA Significant Subsidiaries" means the GNA Insurance Subsidiaries; National Specialty Lines, Inc., a Florida corporation; DLT Insurance Adjusters, Inc., a Florida corporation; and GAINSCO Service Corp., a Texas corporation.

         "GNA Stock Plans" means GNA's 1990 and 1995 Stock Option Plans and GNA's 1998 Long-Term Incentive Plan.

         "GNA Subsidiaries" means the Subsidiaries of GNA.

         "GNA Subsidiary Securities" has the meaning set forth in Section 4.4.

         "good faith", when used in respect of any action, means that the action was taken with (i) honesty of intention, (ii) freedom from knowledge of circumstances which ought to put the Person taking such action on inquiry or negligence, and (iii) intention to abstain from taking any unconscientious advantage of another.

         "Governmental Authority" means any U.S. federal, state, local, foreign, supernational or supranational court or tribunal, governmental, regulatory or administrative agency, department, bureau, authority, commission or arbitral panel.

         "HSR Act" means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

         "Investment Management Agreement" means an Investment Management Agreement between Buyer and GNA in substantially the form of Exhibit "A" attached hereto or between Buyer and a GNA Insurance


SECURITIES PURCHASE AGREEMENT - PAGE 6

Subsidiary in substantially the form of Exhibit "B" attached hereto, and "Investment Management Agreements" means the respective Investment Management Agreements to be entered into by Buyer with each of GNA and the GNA Insurance Subsidiaries.

         "IRS" means the Internal Revenue Service.

         "Malfunction" means any failure to: (a) accurately recognize dates falling before, on or after the Year 2000; or (b) accurately record, store, retrieve and process data input and date information.

         "Material Activity" has the meaning set forth in Section 6.3(e).

         "Material Adverse Market Condition" shall mean the existence of either of the following conditions: (i) a general moratorium in commercial banking activities in the State of Texas has been declared by either Federal or Texas State authorities and has continued for more than the two trading weeks preceding the earlier to occur of the Closing Date or the Final Date; or (ii) there has occurred a reduction of more than 30% in the Standard & Poor's 500 Index from the amount thereof at the close of business on the date hereof that has continued for more than the two trading weeks preceding the earlier to occur of the Closing Date or the Final Date.

         "NYSE" means the New York Stock Exchange.

         "Offer Notice" has the meaning set forth in Section 6.18.

         "PBGC" means the Pension Benefit Guaranty Corporation.

         "Permitted Assignee" has the meaning set forth in Section 11.3.

         "Permitted Encumbrances" means (i) liens for Taxes not yet due and payable; (ii) mechanics', carriers', workers', repairers' and other similar liens arising or incurred in the ordinary course of business relating to obligations as to which there is no default on the part of the obligor; (iii) liens arising in the ordinary course of business incident to the purchase and sale of Securities and other investments or the holding thereof by banks, brokerage firms, custodians and intermediaries for the benefit of GNA or its Subsidiaries; (iv) exceptions which do not materially affect the use or occupancy of the real property covered thereby; and (v) such other recorded liens, imperfections in title, charges, easements, restrictions and encumbrances which do not materially affect the use or occupancy of the property.

         "Person" means any individual, corporation, partnership, limited liability company, association, trust or other entity or organization, including any Governmental Authority.

         "Piggyback Registration" has the meaning set forth in Section 6.3(b).

         "Preemptive Notice" has the meaning set forth in Section 6.10.

         "Preemptive Right" has the meaning set forth in Section 6.10.

         "Preemptive Right Offer Period" has the meaning set forth in Section 6.10.


SECURITIES PURCHASE AGREEMENT - PAGE 7

         "Preferred Stock" means the authorized Preferred Stock, par value $100.00 per share, of GNA.

         "Proceedings" means all complaints, claims, prosecutions, indictments, proceedings, actions, suits, investigations, and inquiries by or before any arbitrator or Governmental Authority, whether civil, criminal, administrative, arbitrative or investigative.

         "Proxy Statement" has the meaning set forth in Section 5.11.

         "Purchase Price" has the meaning set forth in Section 2.2.

         "Registration Expenses" has the meaning set forth in Section 6.3(g).

         "Registration Statement" has the meaning set forth in Section 6.3(c).

         "Reimbursement Amount" has the meaning set forth in Section 9.3(a).

         "Rights Agreement" means the Rights Agreement dated as of March 3, 1988, as amended, between GNA and Texas American Bank/Fort Worth, N.A.

         "SAP" means the insurance accounting practices required or permitted by the GNA Applicable Insurance Department applicable to the specified Person(s) consistently applied by such Person(s).

         "SEC" means the Securities and Exchange Commission.

         "Securities" has the meaning set forth in Section 2.1.

         "Securities Act" means the Securities Act of 1933, as amended.

         "Series A Shares" means shares of the series of Preferred Stock of GNA to be designated "Series A Convertible Preferred Stock" and to have the rights, powers, preferences, qualifications, limitations and restrictions set forth in the Statement of Resolution.

         "Series A Warrant" has the meaning set forth in Section 2.1.

         "Series B Warrant" has the meaning set forth in Section 2.1.

         "Shareholder Meeting" means the special meeting of the Company's shareholders at which the Transactions are submitted to shareholders for their approval.

         "Shelf Registration" has the meaning set forth in Section 6.3(a).

         "Software" means all computer software and subsequent versions thereof, including but not limited to, source code, object code, objects, comments, screens, user interfaces, report formats, templates, menus, buttons and icons, and all files, data, materials, manuals, design notes and other items and documentation related thereto or associated therewith.


SECURITIES PURCHASE AGREEMENT - PAGE 8

         "Statement of Resolution" means a Statement of Resolution to be filed with the Secretary of State of the State of Texas substantially in the form of Exhibit "C" attached hereto to establish and designate the Series A Shares.

         "Subsidiary" means, with respect to any Person, any corporation or other entity (including partnerships and other business associations) in which the Person directly or indirectly owns at least a majority of the outstanding voting securities or other equity interests having the power, under ordinary circumstances, to elect a majority of the directors, or otherwise to direct the management and policies, of such corporation or other entity.

         "Superior Proposal" has the meaning set forth in Section 6.11(a).

         "Survival Date" has the meaning set forth in Section 10.1.

         "Taxes" means all federal, state, local and foreign income, franchise, property, sales, use, excise and other taxes, including without limitation obligations for withholding taxes from payments due or made to any other Person and any interest, penalties or additions to taxes.

         "Tax Returns" means all original and amended returns, declarations, certifications, statements, notices, elections, estimates, reports, claims for refund and information returns relating to or required to be filed or maintained in connection with any Tax, together with all schedules and attachments thereto.

         "TBCA" means the Texas Business Corporation Act, as amended.

         "Third Party Transaction" means the occurrence of any of the following events: (i) any merger, consolidation or other business combination of GNA with any Person or group other than Buyer (a "Third Party"); (ii) the acquisition by a Third Party of more than 20% of the total assets of GNA and its Subsidiaries, taken as a whole; (iii) the acquisition by a Third Party of Beneficial Ownership of 20% or more of the aggregate outstanding Common Stock of GNA from GNA or any other Person pursuant to a business combination to which GNA is a party or otherwise; (iv) the adoption by GNA of a plan of recapitalization, restructuring, reorganization, liquidation or dissolution; (v) the declaration or payment of an extraordinary dividend by GNA or (vi) the entry by GNA into an investment management or similar agreement providing for the management of all or substantially all of the assets contained in the investment portfolio of GNA and its Subsidiaries that may not be canceled or terminated within 90 days after the Closing Date without material penalty.

         "Transactions" means the purchase and sale of securities contemplated by this Agreement.

         "Transaction Proposal" has the meaning set forth in Section 6.11(a).

         "Underlying Shares" means, at any time, all shares of Common Stock which may be acquired upon exercise of the Warrants or upon the conversion of Series A Shares and any other Equity Securities issued with respect thereto by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise.

         "U.S." means the United States of America.


SECURITIES PURCHASE AGREEMENT - PAGE 9

         "Warrants" has the meaning set forth in Section 2.1.

         "WP & Co." means Wasserstein Perella & Co., Inc.

         "Year 2000" means the calendar year 2000 A.D.

                                   ARTICLE II

                            TERMS OF THE TRANSACTION

         2.1 AGREEMENT TO SELL AND TO PURCHASE SERIES A SHARES AND WARRANTS. At the Closing and on the terms and subject to the conditions set forth in this Agreement, GNA shall sell and deliver to Buyer, and Buyer shall purchase and accept from GNA (i) 31,620 Series A Shares, (ii) a Series A Warrant in substantially the form of Exhibit "D" attached hereto expiring on the fifth anniversary of the Closing Date and entitling Buyer to purchase 1,550,000 shares of Common Stock for $6.375 per share, as subject to adjustment as set forth therein (the "Series A Warrant"), and (iii) a Series B Warrant in substantially the form of Exhibit "E" attached hereto expiring on the seventh anniversary of the Closing Date and entitling Buyer to purchase 1,550,000 shares of Common Stock for $8.50 per share, as subject to adjustment as set forth therein (the "Series B Warrant") (collectively, the "Warrants", and herein together with the Series A Shares referred to as the "Securities").

         2.2 PURCHASE PRICE AND PAYMENT. The aggregate purchase price for the Securities is $31,620,000 (the "Purchase Price"), of which $29,580,000 is for the Series A Shares, $1,250,000 is for the Series A Warrant and $790,000 is for the Series B Warrant. The Purchase Price shall be paid by Buyer on or before the Closing Date in immediately available funds by confirmed wire transfer to a bank account to be designated by GNA no later than the third Business Day prior to the Closing Date.

                                   ARTICLE III

                            CLOSING AND CLOSING DATE

         The closing of the Transactions (the "Closing") shall take place (i) at the offices of Jackson Walker, L.L.P., 301 Commerce Street, Suite 2400, Fort Worth, Texas at 10:00 a.m., local time, on the third Business Day following the satisfaction or waiver (subject to Applicable Law) of each of the conditions to the obligations of the parties set forth in Articles VII and VIII hereof, or
(ii) at such other time or place or on such other date as the parties hereto shall agree. The date on which the Closing is required to take place is herein referred to as the "Closing Date". All Closing transactions shall be deemed to have occurred simultaneously.

                                   ARTICLE IV

                      REPRESENTATIONS AND WARRANTIES OF GNA

         GNA represents and warrants to Buyer the following:

         4.1 ORGANIZATION AND QUALIFICATION. Each of GNA and the GNA Significant Subsidiaries is a corporation or other entity duly organized, validly existing and in good standing under the laws of its


SECURITIES PURCHASE AGREEMENT - PAGE 10
jurisdiction of incorporation or organization, and has corporate or other power and authority to own all of its properties and assets and to carry on its business as now being conducted. Each of GNA and the GNA Significant Subsidiaries is duly qualified and in good standing to transact business in each jurisdiction in which the property owned, leased or operated by it or the nature of the business conducted by it makes such qualification necessary, except where the failure to be in good standing or to be duly qualified would not, individually or in the aggregate, have or reasonably be expected to have a GNA Material Adverse Effect.

         4.2 CAPITALIZATION. The authorized capital stock of GNA consists of 250,000,000 shares of Common Stock and 10,000,000 shares of Preferred Stock. As of the close of business on June 1, 1999 (the "Capitalization Date") and excluding shares of Common Stock subject to the GNA Rights Agreement: 20,896,563 shares of Common Stock were issued and outstanding; no shares of Preferred Stock were outstanding; 844,094 shares of Common Stock were held in GNA's treasury; and there were outstanding GNA Options with respect to 1,555,640 shares of Common Stock. Since the Capitalization Date, except as disclosed in Section 4.2 of the GNA Disclosure Letter or in the GNA SEC Documents, GNA (i) has not issued any shares of Common Stock other than upon the exercise or vesting of GNA Options outstanding on such date; (ii) has not granted any options or rights to purchase or acquire shares of Common Stock under the GNA Stock Plans or otherwise; and (iii) has not split, combined or reclassified any of its shares of capital stock. All of the outstanding shares of Common Stock have been duly authorized and validly issued and are fully paid and nonassessable and are free of preemptive rights. Except as disclosed in this Section or in Section 4.2 of the GNA Disclosure Letter or the GNA SEC Documents and other than the GNA Rights, there are no outstanding Equity Securities. Except as disclosed in
Section 4.2 of the GNA Disclosure Letter, there are no outstanding obligations of GNA or any Subsidiary to repurchase, redeem or otherwise acquire any Equity Securities.

         4.3  AUTHORITY RELATIVE TO THIS AGREEMENT.

              (a) GNA has all requisite power and authority to enter into this Agreement and, subject to the GNA Shareholder Approval, the GNA Required Statutory Approvals and the GNA Required Consents, to consummate the Transactions. The execution and delivery of this Agreement and, subject to GNA Shareholder Approval, the consummation by GNA of the Transactions have been duly authorized by all necessary corporate action on the part of GNA. This Agreement has been duly and validly executed and delivered by GNA and, assuming the due authorization, execution and delivery hereof by Buyer, constitutes the valid and binding obligation of GNA, enforceable against GNA in accordance with its terms, except as would be limited by applicable bankruptcy, insolvency, reorganization, fraudulent conveyance or other similar laws affecting the enforcement of creditors' rights generally and except that the availability of equitable remedies, including specific performance, may be subject to the discretion of any court before which any proceeding therefor may be brought.

              (b) When issued and delivered pursuant to this Agreement against payment therefor, the Securities will have been duly authorized, issued and delivered and will constitute valid and legally binding obligations of GNA entitled to the benefits provided therein. When issued and delivered pursuant to the Agreement against payment therefor, the Series A Shares will be fully paid and nonassessable. During the period within which the Series A Shares may be converted into Common Stock or the Warrants may be exercised, GNA will at all times have a sufficient number of shares of Common Stock authorized and reserved for the purpose of issue upon conversion of the Series A Shares or exercise of the Warrants. All of the Underlying Shares will, when issued, be validly issued, fully paid and nonassessable. The issuance


SECURITIES PURCHASE AGREEMENT - PAGE 11
of the Series A Shares is not, and upon conversion of the Series A Shares or exercise of the Warrants, the issuance of the Underlying Shares will not be, subject to any preemptive or similar rights.

         4.4 SUBSIDIARIES. Except as disclosed in Section 4.4 of the GNA Disclosure Letter or in the GNA SEC Documents, GNA Beneficially Owns, directly or indirectly, of record all the outstanding shares of capital stock of each of its Subsidiaries, free and clear of any Encumbrance of any kind, and there are no irrevocable proxies with respect to any such shares. Except as disclosed in this Section or in Section 4.4 of the GNA Disclosure Letter or the GNA SEC Documents, there are no outstanding (i) shares of capital stock or other voting securities of any Subsidiary of GNA; (ii) securities of GNA or any of its Subsidiaries convertible into or exchangeable for shares of capital stock or other voting securities or ownership interests in any such Subsidiary; or (iii) options or other rights to acquire from GNA or any of its Subsidiaries, or other obligations of GNA or any of its Subsidiaries to issue, any capital stock, voting securities or other ownership interests in, or any securities convertible into or exchangeable for any capital stock, voting securities or ownership interests in, any of the Subsidiaries of GNA, or to grant, extend or enter into any subscription, warrant, right, convertible or exchangeable security or other similar agreement or commitment (the items in clauses (i), (ii) and (iii) being referred to collectively as "GNA Subsidiary Securities"). There are no outstanding obligations of GNA or any of its Subsidiaries to repurchase, redeem or otherwise acquire any outstanding GNA Subsidiary Securities. Except to the extent that any of the GNA Significant Subsidiaries is a "significant subsidiary" as such term is used in Rule 1-02(w) of Regulation S-X as promulgated under the Securities Act, GNA does not have a "significant subsidiary" as such term is used in Rule 1-02(w) of Regulation S-X as promulgated under the Securities Act.

         4.5 STATUTORY APPROVALS. Except for filings under the HSR Act and the Exchange Act and as set forth in Section 4.5 of the GNA Disclosure Letter or otherwise contemplated by this Agreement, no declaration, filing or registration with, or notice to or authorization, consent or approval of any Governmental Authority is necessary for the execution and delivery of this Agreement by GNA or the consummation by GNA of the Transactions, the failure to obtain, make or give which could reasonably be expected to have a GNA Material Adverse Effect (the "GNA Required Statutory Approvals"), it being understood that references in this Agreement to "obtaining" such GNA Required Statutory Approvals shall mean making such declarations, filings or registrations; giving such notice; obtaining such consents or approvals; and having such waiting periods expire as are necessary to avoid a violation of law.

         4.6 NON-CONTRAVENTION. Subject to obtaining the GNA Required Statutory Approvals and the receipt of the GNA Shareholder Approval, the execution and delivery of this Agreement by GNA do not, and the consummation of the Transactions will not, result in any violation by GNA or any of its Subsidiaries under any provisions of:

              (a) the Articles of Incorporation, Bylaws or similar governing documents of GNA or any of its Subsidiaries;

              (b) any statute, law, ordinance, rule, regulation, judgment, decree, order, injunction, writ, permit or license of any Governmental Authority applicable to GNA or any of its Subsidiaries or any of their respective properties or assets; or

              (c) subject to obtaining the third-party consents or other approvals set forth in Section 4.6 of the GNA Disclosure Letter (the "GNA Required Consents"), any note, bond, mortgage, indenture, deed of trust, license, franchise, permit, concession, contract, lease or other instrument, obligation or agreement


SECURITIES PURCHASE AGREEMENT - PAGE 12
of any kind to which GNA or any of its Subsidiaries is now a party or by which it or any of its properties or assets may be bound or affected;

excluding from the foregoing clauses (b) and (c) such violations as could not, in the aggregate, reasonably be expected to have a GNA Material Adverse Effect.

         4.7 AUTHORIZATIONS. Except as described in the GNA SEC Documents or
Section 4.7 of the GNA Disclosure Letter, GNA and each of the GNA Insurance Subsidiaries have obtained all licenses, certificates of authority, permits, authorizations, orders and approvals of, and have made all registrations or filings with, all Governmental Authorities as required in connection with the conduct of its business as currently conducted, and with respect to which a failure to so obtain would have a GNA Material Adverse Effect (collectively, the "GNA Authorizations"). All material GNA Authorizations are valid and in full force and effect. Except as would not cause a GNA Material Adverse Effect, no notice that GNA or any of the GNA Insurance Subsidiaries is in material violation of any such GNA Authorization has been received by GNA or any of the GNA Insurance Subsidiaries, or to the knowledge of GNA, recorded or published, and no Proceeding is pending or, to the knowledge of GNA threatened, to revoke or limit any of them such as reasonably would be expected to cause a GNA Material Adverse Effect.

         4.8 COMPLIANCE WITH LAWS. Except as set forth in the GNA Disclosure Letter or in the GNA SEC Documents or GNA Financial Statements, and in addition to the representations and warranties contained in Section 4.7 relating to GNA Authorizations, to the knowledge of GNA, GNA and its Subsidiaries are in compliance with all Applicable Laws applicable to GNA and its Subsidiaries the failure to comply with which, individually or in the aggregate, could reasonably be expected to have a GNA Material Adverse Effect. Furthermore, except as is disclosed in the GNA Disclosure Letter or in the GNA SEC Documents or GNA Financial Statements or as would not cause a GNA Material Adverse Effect, to the knowledge of GNA neither GNA nor any of its Subsidiaries has received any notice alleging material non-compliance with any of the aforementioned Applicable Laws.

         4.9 STATUTORY FINANCIAL STATEMENTS. GNA has heretofore made (or will make prior to Closing) available to Buyer copies of the annual statements of the GNA Insurance Subsidiaries as filed with the GNA Applicable Insurance Department (the "GNA Annual Statements") for the years ended December 31, 1996, 1997 and 1998 and copies of the quarterly statement of the GNA Insurance Subsidiaries to the GNA Applicable Insurance Department ended March 31, 1999 (the "GNA Quarterly Statement"). The balance sheets of each of the GNA Insurance Subsidiaries as of December 31, 1998, and the related statements of income and cash flow for the year then ended, included in the GNA Annual Statement for the year ended December 31, 1998, were prepared in conformity with SAP, except as otherwise noted therein, for the period covered thereby and fairly present the statutory financial position of such GNA Insurance Subsidiary as at the date thereof and the results of operations and cash flow of such GNA Insurance Subsidiary for the period then ended. The balance sheets of the GNA Insurance Subsidiaries and the related statements of income and cash flow included in the GNA Quarterly Statements were prepared in conformity with SAP applicable to interim financial statements consistently applied during the period involved, except as otherwise noted therein, subject to normal year-end adjustments, and fairly present the statutory financial position of such GNA Insurance Subsidiary as at the dates thereof and the results of operations and cash flow of such GNA Insurance Subsidiary for the periods then ended. Without limiting the generality of the foregoing and subject to the cautionary statements regarding reserves contained under "Item 1. BUSINESS--Unpaid Claims and Claim Adjustment Expenses" and elsewhere in the GNA 1998 Form 10-K Report, the reserves carried on the GNA Annual Statement for the year ended December 31, 1998 and the GNA Quarterly Statement for the


SECURITIES PURCHASE AGREEMENT - PAGE 13
payment of estimated claims and claim adjustment expenses for both reported and unreported claims were (i) reported in accordance with SAP and (ii) believed by GNA to be adequate to cover the amounts GNA expected the GNA Insurance Subsidiaries to pay on incurred claims based on facts and circumstances then known. The admitted assets of each GNA Insurance Subsidiary as determined under Applicable Laws are in an amount at least equal to the minimum amounts required by Applicable Laws.

         4.10 GNA SEC DOCUMENTS AND GNA FINANCIAL STATEMENTS. Except as set forth in Section 4.10 of the GNA Disclosure Letter or as could not reasonably be expected to have a GNA Material Adverse Effect, GNA and the GNA Insurance Subsidiaries have timely filed all reports, registrations, statements and other filings, together with any amendments required to be made with respect thereto, that were required to be filed since December 31, 1996 with the SEC. GNA has or will have made available to Buyer prior to the Closing copies of each registration statement, offering circular, report, definitive proxy statement or information statement filed by it with the SEC with respect to periods since January 1, 1998 through the date of this Agreement and will promptly provide each such registration statement, offering circular, report, definitive proxy statement or information statement filed or circulated after the date hereof (collectively, the "GNA SEC Documents"), each in the form (including exhibits and any amendments thereto) filed with the SEC.

         As of their respective dates (and without giving effect to any amendments or modifications filed after the date of this Agreement), and except as set forth in Section 4.10 of the GNA Disclosure Letter, each of the GNA SEC Documents, including the financial statements, exhibits and schedules thereto, filed or circulated prior to the date hereof complied (and each of the GNA SEC Documents filed after the date of this Agreement, will comply) in all material respects as to form with applicable federal securities laws and did not (or in the case of reports, statements, or circulars filed after the date of this Agreement, will not) contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein, in the light of the circumstances under which they were made, not misleading.

         Each of GNA's consolidated statements of condition or balance sheets included in or incorporated by reference into the GNA SEC Documents, including the related notes and schedules, fairly presented in accordance with GAAP the consolidated financial position of GNA and its Subsidiaries as of the date of such statement of condition or balance sheet and each of the consolidated statements of income, cash flows and shareholders' equity included in or incorporated by reference into GNA SEC Documents, including any related notes and schedules (collectively, the foregoing financial statements and related notes and schedules are referred to as the "GNA Financial Statements"), fairly presented the consolidated results of operations, cash flows and shareholders' equity, as the case may be, of GNA and its Subsidiaries for the periods set forth therein (subject, in the case of unaudited interim statements, to normal year-end audit adjustments and the absence of certain notes), in each case in accordance with GAAP except as may be noted therein or in Section 4.10 of the GNA Disclosure Letter.

         4.11 INVESTMENTS. Except as disclosed in Section 4.11 of the GNA Disclosure Letter or in the GNA SEC Documents, GNA and each of its Subsidiaries has good and marketable title, free and clear of all Encumbrances other than Permitted Encumbrances, to all of its investment assets reflected in the GNA Quarterly Statement for March 31, 1999, or acquired after March 31, 1999, other than investment assets that (i) have been sold or disposed of in the normal course of business or (ii) have been pledged for the benefit of policyholders in accordance with the requirements of state Governmental Authorities. All such


SECURITIES PURCHASE AGREEMENT - PAGE 14
investments are properly treated and valued as admitted assets in accordance with the regulations of the GNA Applicable Insurance Department and the National Association of Insurance Commissioners.

         4.12 ABSENCE OF CHANGES. Except as contemplated by this Agreement or as set forth in the GNA Disclosure Letter, the GNA SEC Documents or the GNA Financial Statements, since March 31, 1999, the GNA Business has been operated in the ordinary and usual course and neither GNA nor any of any of its Subsidiaries has entered into any agreement that would require GNA or any of its Subsidiaries to operate the GNA Business other than in the ordinary and usual course.

         4.13 NO UNDISCLOSED LIABILITIES. To the knowledge of GNA, none of GNA or any of its Subsidiaries has any liabilities or obligations except (i) as and to the extent set forth or contemplated in the GNA SEC Documents or GNA Financial Statements, (ii) liabilities and obligations incurred in the ordinary course of business, (iii) as would not have a GNA Material Adverse Effect or
(iv) as set forth in the GNA Disclosure Letter.

         4.14 LITIGATION. Except as set forth in the GNA SEC Documents, GNA Financial Statements, or Section 4.14 of the GNA Disclosure Letter, there are no Proceedings pending or, to the knowledge of GNA, threatened, against GNA or any of its Subsidiaries, which (i) have, or, if adversely determined, could reasonably be expected to have a GNA Material Adverse Effect or (ii) seek specifically to prevent, restrict or delay consummation of the Transactions or fulfillment of any of the conditions of this Agreement. Except as set forth in the GNA SEC Documents or GNA Financial Statements or Section 4.14 of the GNA Disclosure Letter, there are no orders, writs, injunctions, judgments, and decrees of any Governmental Authority outstanding against GNA or any of its Subsidiaries, except for such orders, writs, injunctions, judgments and decrees as could not individually or in the aggregate reasonably be expected to have a GNA Material Adverse Effect. Except for regular periodic assessments in the ordinary course of business or assessments based on developments which are publicly known within the insurance industry, to the knowledge of GNA, no claim or assessment is pending or threatened against any GNA Insurance Subsidiary by
(i) any state insurance guaranty associations in connection with such association's fund relating to insolvent insurers or (ii) any assigned risk plan or other involuntary market plan which if determined adversely could, individually or in the aggregate, be reasonably expected to result in a cost to GNA or any of its Subsidiaries of an amount in excess of $500,000, which in either case individually or in the aggregate could reasonably be expected to have a GNA Material Adverse Effect.

         4.15 INSURANCE BUSINESS. All policies of insurance issued by the GNA Insurance Subsidiaries and in force on the date hereof are, and on the Closing Date will be, to the extent required by applicable law, in all material respects on forms approved by applicable insurance regulatory authorities or which have been filed with and not objected to by such authorities within the period provided for such objection, except as could not reasonably be expected to have a GNA Material Adverse Effect. Any premium rates required to be filed with or approved by insurance regulatory authorities have been so filed or approved and the premiums charged conform thereto in all material respects, except as could not reasonably be expected to have a GNA Material Adverse Effect.

         4.16 REGULATORY FILINGS. GNA has heretofore made (or will make prior to Closing) available to Buyer all material registrations, filings or submissions (other than policy filings or rate filings) made by or on behalf of GNA or any of the GNA Insurance Subsidiaries with or to any insurance regulatory authority and all reports of examination issued by any insurance regulatory authority since January 1, 1998. Except as disclosed in Section 4.16 of the GNA Disclosure Letter, GNA and the GNA Insurance Subsidiaries have


SECURITIES PURCHASE AGREEMENT - PAGE 15
filed all reports, statements, documents, registrations, filings or submissions required to be filed with any Governmental Authority, except with respect to which the failure to file individually or in the aggregate does not adversely affect their respective licenses or authority as an insurance company in any jurisdiction or does not otherwise have a GNA Material Adverse Effect. All such registrations, filings and submissions were in material compliance with applicable law when filed, and no material deficiencies have been asserted with respect thereto.

         4.17 REINSURANCE, COINSURANCE AND UNDERWRITING MANAGEMENT.

              (a) Section 4.17 of the GNA Disclosure Letter contains a list of all material coinsurance, reinsurance, excess insurance, coding of insurance, assumption of insurance or indemnification with respect to insurance treaties or agreements to which GNA or any GNA Subsidiary is a party or beneficiary and which are or were in force at any time after December 31, 1998. All such treaties or agreements are in full force and effect and, except as set forth in
Section 4.17 of the GNA Disclosure Letter or in the GNA SEC Documents or the GNA Financial Statements, GNA has no knowledge that any such treaties will not be renewed on acceptable terms that are at least as favorable to GNA as the terms as they exist on the date of this Agreement. None of the GNA Insurance Subsidiaries, nor to the knowledge of GNA, any other party thereto, is in default as to any provision thereof, and no such treaty or agreement contains any provision to the effect that the other party thereto may terminate the treaty or agreement by reason of the Transactions. To the knowledge of GNA, except as set forth in Section 4.17 of the GNA Disclosure Letter, there is no reason to believe that the financial condition of any other party to any such treaty or agreement is impaired such that a default thereunder may reasonably be anticipated.

              (b) Section 4.17 of the GNA Disclosure Letter contains a list of all material agreements to which GNA or any of its Subsidiaries is or was a party pursuant to which GNA or any of its Subsidiaries served or serves as, or received or receives services from, a managing general agent or underwriting manager or pursuant to which any of them continues to be obligated to provide any services. All such material agreements are in full force and effect and except as set forth in Section 4.17 of the GNA Disclosure Letter or in the GNA SEC Documents or GNA Financial Statements, GNA has no knowledge that any other party to any such agreements intends to terminate or does not intend to renew such agreements on substantially the same terms as presently exist, except those agreements which have terminated but for which GNA or any of its Subsidiaries maintains servicing obligations. Neither GNA nor any of its Subsidiaries, nor to the knowledge of GNA, any other party thereto, is in default as to any provision thereof, and no such agreement contains any provision to the effect that the other party thereto may terminate the agreement by reason of the Transactions. To the knowledge of GNA, except as set forth in Section 4.17 of the GNA Disclosure Letter, there is no reason to believe that the financial condition of any other party to any such agreement is impaired such that a default thereunder may reasonably be anticipated.

         4.18 LABOR MATTERS.

               (a) There are no labor unions or other organizations representing, purporting to represent or attempting to represent any employees of GNA or its Subsidiaries.

               (b) Except as set forth in Section 4.18 of the GNA Disclosure Letter or in the GNA SEC Documents or GNA Financial Statements, there are no controversies pending or, to the knowledge of GNA, threatened between GNA or any of its Subsidiaries


SECURITIES PURCHASE AGREEMENT - PAGE 16
                    and any of its employees, except as could not be reasonably be expected to have a GNA Material Adverse Effect.

         4.19 ENVIRONMENTAL COMPLIANCE. Except as disclosed in Section 4.19 of the GNA Disclosure Letter or in the GNA SEC Documents, to the knowledge of GNA,
(i) the assets, properties, businesses and operations of GNA and its Subsidiaries are in compliance with applicable Environmental Laws, except for such instances of non-compliance as would not individually or in the aggregate have a GNA Material Adverse Effect; (ii) GNA and its Subsidiaries have obtained and, as currently operating are in compliance with, all permits necessary for any Environmental Law for the conduct of the business and operations of GNA and its Subsidiaries in the manner now conducted, except for such instances of non-compliance as would not individually or in the aggregate have a GNA Material Adverse Effect; and (iii) neither GNA nor any of its Subsidiaries nor any of their respective assets, properties, businesses or operations has received or is subject to any outstanding order, decree, judgment, complaint, agreement, claim, citation, notice, or proceeding indicating that GNA or any of its Subsidiaries is or may be liable for (A) a violation of any Environmental Law or (B) any Environmental Liabilities and Costs, except, in each case, for such liabilities as would not individually or in the aggregate have a GNA Material Adverse Effect.

         4.20 EMPLOYEE BENEFIT PLANS.

              (a) Section 4.20(a) of the GNA Disclosure Letter includes a complete list of all material employee benefit plans, programs, policies, practices, and other arrangements providing benefits to any employee or former employee or beneficiary or dependent thereof, sponsored or maintained by GNA or its Subsidiaries or to which GNA or its Subsidiaries contribute or are obligated to contribute (collectively, "GNA Employee Benefit Plans"). "GNA Employee Benefit Plans" includes all employee welfare benefit plans within the meaning of
Section 3(1) of ERISA and all employee pension benefit plans within the meaning of Section 3(2) of ERISA. Except as set forth in Section 4.20(a) of the GNA Disclosure Letter, GNA or its Subsidiaries may amend or terminate any GNA Employee Benefit Plan without incurring any material liability thereunder.

              (b) With respect to each GNA Employee Benefit Plan, there has been made (or will be made prior to the Closing) available to Buyer a true, correct and complete copy of: (i) all plan documents, trust agreements, and insurance contracts and other agreements relating to funding vehicles; (ii) the three most recent annual reports on Form 5500 and accompanying schedules, if any, filed with the IRS; (iii) the current summary plan description, if any; (iv) the most recent annual financial report, if any, filed with the IRS; and (v) the most recent determination letter, if any, issued by the IRS. All financial statements for each GNA Employee Benefit Plan have been prepared in all material respects in compliance with applicable regulations under ERISA.

              (c) All GNA Employee Benefit Plans which are "employee benefit plans," as defined in Section 3(3) of ERISA, in all material respects are in compliance with and have been administered in compliance with all applicable requirements of law, including the Code and ERISA, and all unpaid contributions required to be made to each such plan under the terms of such plan, ERISA or the Code as of the date hereof have been fully reflected in the appropriate GNA Financial Statements except where the failure to do so could not reasonably be expected to have a GNA Material Adverse Effect. There is no lien arising under ERISA against any of the assets of GNA or any of its Subsidiaries. There are no threatened or pending claims by or on behalf of the GNA Employee Benefit Plans, or by any participant therein, alleging a breach or breaches of fiduciary duties or violations of Applicable Laws which could result in liability on


SECURITIES PURCHASE AGREEMENT - PAGE 17
the part of GNA, its officers or directors, or such GNA Employee Benefit Plans under ERISA or any other Applicable Law, and to the knowledge of GNA, there is no basis for any such claim.

              (d) Section 4.20(d) of the GNA Disclosure Letter identifies each GNA Employee Benefit Plan that is intended to be a "qualified plan" satisfying the requirements of Section 401(a) of the Code (a "GNA Pension Plan"). A favorable IRS determination letter as to the qualification of each GNA Pension Plan under Section 401(a) of the Code has been issued and remains in effect and the related trust has been determined to be exempt from taxation under Section 501(a) of the Code and any amendment made or event relating to such GNA Pension Plan subsequent to the date of such determination letter has not adversely affected the qualified status of such GNA Pension Plan. No issue concerning qualification of any GNA Pension Plan is pending before or, to the knowledge of GNA, threatened by, the IRS. Each GNA Pension Plan has been administered in accordance with its terms, except for those terms which are inconsistent with the changes required by the Code and any regulations and rulings promulgated thereunder for which changes are not yet required to be made, in which case each GNA Pension Plan has been administered in accordance with the provisions of the Code and such regulations and rulings, and neither GNA and its Subsidiaries, nor any fiduciary of any GNA Pension Plan has done anything which would adversely affect the qualified status of any GNA Pension Plan or related trust. GNA and its Subsidiaries have performed all obligations required to be performed by them under, and are not in default under or in violation of, the terms of any of the GNA Employee Benefit Plans in any manner that could reasonably be expected to have a GNA Material Adverse Effect. None of GNA or its Subsidiaries or any other "disqualified person" (as defined in Section 4975 of the Code) or "party-in-interest" (as defined in Section 3(14) of ERISA) has engaged in any "prohibited transaction" (as such term is defined in Section 4975 of the Code or Section 406 of ERISA), which could subject any GNA Employee Benefit Plan (or its related trust), GNA or its Subsidiaries or any officer, director or employee of GNA or its Subsidiaries to the tax or penalty imposed under Section 4975 of the Code or Section 502(i) of ERISA; and, to the knowledge of GNA, all "fiduciaries," as defined in Section 3(21) of ERISA, with respect to the GNA Employee Benefit Plans have complied in all material respects with the requirements of Section 404 of ERISA.

              (e) None of the GNA Employee Benefit Plans is subject to Section 412 of the Code. None of GNA, its Subsidiaries or ERISA Affiliates maintains, or has any liability with respect to, a GNA Pension Plan that is subject to Title IV of ERISA.

              (f) GNA and its Subsidiaries have no liability for life, health, medical or other welfare benefits to former employees or beneficiaries or dependents thereof, except for health continuation coverage as required by
Section 4980B of the Code or Part 6 of Title I of ERISA, and at no expense to GNA or its Subsidiaries.

         4.21 TAX MATTERS. GNA and each of its Subsidiaries has filed all Tax Returns required to be filed by it, or requests for extensions to file such Tax Returns have been timely filed and granted and have not expired, except for such failures to file as would not individually or in the aggregate have a GNA Material Adverse Effect. GNA and each of its Subsidiaries has paid (or GNA has paid on its behalf) or made provision for all Taxes shown as due on such Tax Returns. The most recent financial statements contained in the GNA SEC Documents reflect adequate reserves for all Taxes payable by GNA and its Subsidiaries for all taxable periods and portions thereof accrued through the date of such financial statements. To the knowledge of GNA, no material deficiencies or adjustments exist or have been asserted with respect to Taxes of GNA or any of its Subsidiaries and neither GNA nor any of its Subsidiaries has received notice that it has not filed a Tax Return or paid any Taxes required to be filed or paid which could reasonably be expected to


SECURITIES PURCHASE AGREEMENT - PAGE 18
have a GNA Material Adverse Effect. No audit, examination, investigation, action, suit, claim or proceeding relating to the determination, assessment or collection of any Tax of GNA or any of its Subsidiaries is currently in process or pending, except as disclosed in Section 4.21 of the GNA Disclosure Letter. No waiver or extension of any statute of limitations relating to the assessment or collection of any Tax of GNA or any of its Subsidiaries is in effect.

         4.22 YEAR 2000. Except as disclosed in Section 4.22 of the GNA Disclosure Letter, all of the equipment, Software and computer hardware, owned or used by GNA or used and operated by third parties on behalf of GNA, which performs or is or may be required to perform functions involving dates or the computation of dates, or containing date related data, has the programming, design and performance capabilities to ensure that:

         (a) it will not suffer any Malfunction that would reasonably be expected to have a GNA Material Adverse Effect; and

         (b) it will not, as a result of the date change at the end of the twentieth century or the input, processing, storage or use of dates up to and including December 31, 2001, (i) be adversely affected, (ii) require changes in inputting or operating practices, (iii) produce invalid or incorrect output or results, (iv) cause any abnormal ending scenario, or (v) suffer any diminution in functionality or performance that, in any of the above, would reasonably be expected to have a GNA Material Adverse Effect.

         4.23 BROKERS. Except for such Persons as set forth in Section 4.23 of the GNA Disclosure Letter (the expenses of which shall be borne by GNA), no broker, finder, or other investment banker or other Person is or will be entitled to receive any brokerage, finder's or other fee or commission in connection with this Agreement or the Transactions based upon agreements made by or on behalf of GNA or any of its Subsidiaries.

         4.24 PRIOR PRIVATE OFFERINGS. Since December 31, 1996: (i) all securities offered or sold by GNA which were not registered pursuant to the Securities Act and applicable state securities laws, were offered or sold pursuant to valid exemptions from the Securities Act and applicable state securities laws and (ii) no private offering memorandum or other information furnished (whether in writing or orally) to any offeree or purchaser of such securities, at the time of delivery of such private offering memorandum or other information, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements contained therein, in light of the circumstances under which they were made, not misleading.

         4.25 PRIVATE OFFERING OF THE SECURITIES. GNA has not offered, and will not offer, the Securities or any part hereof or any similar securities for issue or sale to, or has solicited or will solicit any offer to acquire any of the same from, any person so as to bring the issuance and sale of the Securities within the provisions of Section 5 of the Securities Act.

         4.26 TRUE AND COMPLETE DISCLOSURE. Taken in the aggregate and to the knowledge of GNA, the factual information furnished by GNA to Buyer subsequent to May 11, 1999 in writing for purposes of this Agreement or the Transaction did not contain untrue statements of material facts, or omit to state material facts necessary to make the statements made not misleading in the light of the circumstances under which they were made, as of the date as of which such information is dated. The financial forecasts prepared and furnished by GNA to Buyer subsequent to May 11, 1999 as a whole were prepared in good faith on the basis


SECURITIES PURCHASE AGREEMENT - PAGE 19
of assumptions believed to be reasonable and data, information, tests or conditions believed to be valid or accurate or to exist at the time such forecasts were prepared.

                                    ARTICLE V

                     REPRESENTATIONS AND WARRANTIES OF BUYER

         Buyer represents and warrants to GNA that:

         5.1 ORGANIZATION AND QUALIFICATION. Buyer is a limited partnership duly organized, validly existing and in good standing under the Texas Revised Limited Partnership Act, as amended, and has the power and authority to own all of its properties and assets and to carry on its business as now being conducted. Buyer is duly qualified and in good standing to transact business in each jurisdiction in which the property owned, leased or operated by it or the nature of the business conducted by it makes such qualification necessary, except where the failure to be in good standing or to be duly qualified would not, individually or in the aggregate, have or reasonably be expected to have a Buyer Material Adverse Effect.

         5.2 AUTHORITY RELATIVE TO THIS AGREEMENT. Buyer has all requisite power and authority to enter into this Agreement and to consummate the Transactions. The execution and delivery of this Agreement and the consummation by Buyer of the Transactions have been duly authorized by all necessary action on the part of Buyer. This Agreement has been duly and validly executed and delivered by Buyer and, assuming the due authorization, execution and delivery hereof by GNA, constitutes the valid and binding obligation of Buyer, enforceable against Buyer in accordance with its terms, except as would be limited by applicable bankruptcy, insolvency, reorganization, fraudulent conveyance or other similar laws affecting the enforcement of creditors' rights generally and except that the availability of equitable remedies, including specific performance, may be subject to the discretion of any court before which any proceeding therefor may be brought.

         5.3 STATUTORY APPROVALS. Except for (i) filings under the HSR Act and the Exchange Act and with the GNA Applicable Insurance Departments, and (ii) as otherwise contemplated by this Agreement, no declaration, filing or registration with, or notice to or authorization, consent or approval of any Governmental Authority is necessary for the execution and delivery of this Agreement by Buyer or the consummation by Buyer of the Transactions, the failure to obtain, make or give which could reasonably be expected to have a Buyer Material Adverse Effect.

         5.4 NON-CONTRAVENTION. The execution and delivery of this Agreement by Buyer does not, and the consummation of the Transactions will not, result in any violation by Buyer under any provisions of:

             (i) the partnership agreement or similar governing documents of Buyer;

             (ii) any statute, law, ordinance, rule, regulation, judgment, decree, order, injunction, writ, permit or license of any Governmental Authority applicable to Buyer or any of its properties or assets; or

             (iii) any note, bond, mortgage, indenture, deed of trust, license, franchise, permit, concession, contract, lease or other instrument, obligation or agreement of any kind to which Buyer is now a party or by which it or any of its properties or assets may be bound or affected;


SECURITIES PURCHASE AGREEMENT - PAGE 20
excluding from the foregoing clauses (ii) and (iii) such violations as could not, in the aggregate, reasonably be expected to have a Buyer Material Adverse Effect.

         5.5 NO OTHER SHARES. Except for such rights as may be conferred on Buyer by this Agreement and the Ancillary Documents, as of the date hereof, the Buyer Group does not Beneficially Own, directly or indirectly, any Common Stock or Common Stock Equivalents other than options granted under GNA Stock Plans to John C. Goff.

         5.6 LITIGATION. There is no Proceeding pending, or to the knowledge of Buyer, threatened against Buyer that questions the validity of this Agreement or any action to be taken by Buyer in connection with this Agreement.

         5.7 BROKERS. Except for WP & Co. (the expenses of which will be borne by GNA), all negotiations relative to this Agreement and the Transactions have been carried out by Buyer directly with GNA, without the intervention of any Person on behalf of Buyer or its Affiliates in such manner as to give rise to any valid claim by any Person against Buyer, GNA, any Subsidiary, or any of their Affiliates for a finder's fee, brokerage commission, or similar payment.

         5.8  SECURITIES MATTERS.

         (a) Buyer understands and acknowledges that the Securities have not been registered under the Securities Act, or the securities laws of any state or foreign jurisdiction and, unless so registered, may not be offered, sold, transferred, or otherwise disposed of except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and any applicable securities laws of any state or foreign jurisdiction.

         (b) Buyer is an "accredited investor" (as defined in Rule 501(a) of the Regulation D under the Securities Act).

         (c) Buyer (i) has knowledge and experience in financial and business matters such that it is capable of evaluating the merits and risks of purchasing the Securities and (ii) is able to bear the economic risk of an investment in the Securities for an indefinite period of time, including the risk of a complete loss of any such investment.

         (d) Buyer is acquiring the Securities for its own account for investment purposes and not with a view to, or for offer or sale for GNA in connection with, the distribution or resale thereof.

         (e) Buyer understands and agrees that the Securities are being sold in a transaction not involving any public offering within the meaning of the Securities Act, and that the Securities may not be offered, sold, or otherwise transferred to, or for the account or benefit of, any Person except as permitted in the following sentence. Buyer agrees, on its own behalf and on behalf of any accounts for which Buyer is acting, that if Buyer should sell or otherwise transfer any Securities, it will do so only (i) pursuant to an exemption from the registration requirements of the Securities Act (if available) or if the Securities Act does not apply or (ii) pursuant to an effective registration statement under the Securities Act, and Buyer further agrees to provide to any Person purchasing any of the Securities from it a notice advising such purchaser that resales of the Securities are restricted as stated herein.


SECURITIES PURCHASE AGREEMENT - PAGE 21

         (f) Buyer understands that the certificates for the Securities purchased pursuant to this Agreement will bear a legend substantially to the following effect:

         THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN PURCHASED PURSUANT TO A SECURITIES PURCHASE AGREEMENT DATED AS OF JUNE 29, 1999, BETWEEN GAINSCO, INC. AND GOFF MOORE STRATEGIC PARTNERS, L.P. SUCH SECURITIES HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAW, AND SUCH SECURITIES MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED, OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS.

         5.9 FINANCING. Buyer has available to it, and on the Closing Date will have, all financial resources necessary to consummate the Transactions, including, without limitation, the payment of the Purchase Price to GNA.

         5.10 ADVISERS ACT. Buyer is exempt from registration as an investment adviser under the Investment Advisers Act of 1940 and, subject to the approval of this Agreement and the Investment Management Agreements by the GNA Applicable Insurance Departments, all other Applicable Laws, and there is no writ, judgment, order or decree, pending or threatened against any member of the Buyer Group that could prevent or disqualify Buyer from performing its obligations and duties pursuant to the Investment Management Agreements pursuant to the statutes and regulations administered by the GNA Applicable Insurance Departments.

         5.11 INFORMATION TO BE SUPPLIED. The information to be supplied by Buyer and included or incorporated by reference in GNA's proxy statement related to the Shareholder Meeting (the "Proxy Statement") will, at the time of the mailing thereof and at the time of the Shareholder Meeting, not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. The representations and warranties contained in this Section 5.11 shall not apply to statements or omissions in the information furnished pursuant to Section 6.18 to the extent such information is based upon information furnished to Buyer by GNA.

         5.12 TRUE AND COMPLETE DISCLOSURE. Taken in the aggregate and to the knowledge of buyer, the factual information (including, without limitation, information regarding its knowledge, investment experience and investment track record) furnished by Buyer to GNA subsequent to May 11, 1999 in writing for purposes of this Agreement or the Transaction did not contain untrue statements of material facts, or omit to state material facts necessary to make the statements made not misleading in the light of the circumstances under which they were made, as of the date as of which such information is dated. The financial forecasts prepared and furnished by Buyer to GNA subsequent to May 11, 1999 as a whole were prepared in good faith on the basis of assumptions believed to be reasonable and data, information, tests or conditions believed to be valid or accurate or to exist at the time such forecasts were prepared.


SECURITIES PURCHASE AGREEMENT - PAGE 22

                                   ARTICLE VI

                              ADDITIONAL AGREEMENTS

         6.1 PUBLIC ANNOUNCEMENTS. Except as may be required by Applicable Law or by the rules of any national securities exchange, neither Buyer, on the one hand, nor GNA, on the other, shall issue any press release or make any public announcement with respect to this Agreement or the Transactions without the prior consent of the other party (which consent shall not be unreasonably withheld under the circumstances). Any such press release or public announcement required by Applicable Law or by the rules of any national securities exchange shall only be made after reasonable notice to the other party.

         6.2 NYSE LISTING. GNA shall use its reasonable best efforts to cause the Underlying Shares to be approved for listing on the NYSE, subject to official notice of issuance by, or as soon as practicable after, the Closing Date.

         6.3  REGISTRATION RIGHTS.

         (a) SHELF REGISTRATION. On or as soon as practicable after the third anniversary of the date of this Agreement, GNA shall file a shelf registration under the Securities Act with respect to the public distribution of the Underlying Shares (the "Shelf Registration") and cause such registration statement to become effective as promptly as possible and remain continually effective; provided that Buyer shall have the right to waive or postpone the requirement that such Shelf Registration be effected or continued. The obligation to file or maintain the effectiveness of such Shelf Registration shall expire at such time as members of the Buyer Group do not Beneficially Own in the aggregate more than 10% of the Fully-Diluted Common Stock and none of them is an Affiliate of GNA. It is specifically agreed that the Shelf Registration rights set forth in this subsection (a) shall be assignable to any transferee of Underlying Shares who is a member of the Buyer Group, but not otherwise.

         (b) DEMAND REGISTRATION. Commencing on the third anniversary of the date of this Agreement and continuing until Buyer or members of the Buyer Group do not Beneficially Own more than 10% of the Fully-Diluted Common Stock and none of them is an Affiliate of GNA, Buyer shall have the right to require GNA, through written notice delivered to GNA, to prepare and file one registration statement under the Securities Act with respect to an underwritten public offering of the Underlying Shares (the "Demand Registration") and cause such registration statement to become effective as promptly as possible. It is specifically agreed that the Demand Registration rights set forth in this subsection (b) shall be assignable to any transferee of Underlying Shares who is a member of the Buyer Group, but not otherwise; provided, however, that only Buyer, or such Person duly designated by Buyer by written notice to GNA as Buyer's agent or successor (the "Buyer Representative") for the purposes of the giving and receipt of demands, requests and other communications pursuant to
Section 6.3, shall be entitled to request GNA to effect the Demand Registration.

         (c) PIGGYBACK REGISTRATIONS. Commencing on the third anniversary of the date of this Agreement and continuing until members of the Buyer Group do not Beneficially Own more than 10% of the Fully-Diluted Common Stock and no member of the Buyer Group is an Affiliate of GNA, whenever GNA proposes to register an offering of any of its Common Stock under the Securities Act other than (i) under employee compensation or benefit programs or otherwise on Form S-8 or an equivalent form, (ii) an exchange offer or an offering of securities solely to the existing shareholders or employees of GNA or to the


SECURITIES PURCHASE AGREEMENT - PAGE 23
existing shareholders of another company in connection with a merger or acquisition or otherwise on Form S-4 or an equivalent form or (iii) a secondary registration solely on behalf of holders of securities of GNA, and the registration form to be used may be used for the registration of the Underlying Shares, GNA will give prompt notice to Buyer of its intention to effect such a registration and will include in such registration and offering all Underlying Shares which are then owned by Buyer and with respect to which GNA has received written requests for inclusion therein within 20 days after the receipt of GNA's notice (a "Piggyback Registration"). GNA shall use reasonable efforts to cause the managing underwriters of a proposed underwritten offering to permit the Underlying Shares then owned by Buyer which have been requested to be included in the registration statement (or registration statements) for such offering to be included therein and in the prospectus used in connection therewith on the same terms and conditions as are provided for therein for Persons other than Buyer. Notwithstanding the foregoing, if GNA gives notice of such a proposed registration, the total number of Underlying Shares which shall be included in such registration shall be reduced pro rata to such number, if any, as in the reasonable opinion of the managing underwriters of such offering would not adversely affect the marketability or offering price of all of the securities proposed to be offered by GNA in such offering; provided, however, that to the extent not prohibited by any registration rights agreements existing as of the date hereof, the securities to be included in the registration statement (or registration statements) for any Person other than Buyer and GNA shall be first reduced prior to any such pro rata reduction. It is specifically agreed that the Piggyback Registration rights set forth in this subsection (c) shall not be assignable to any transferee of Underlying Shares other than members of the Buyer Group who own more than 3% of the Underlying Shares; provided, however, that no member of the Buyer Group (other than Buyer or the Buyer Representative) shall be entitled to receive or make notices under this Section 6.3(c); provided, further, that, for purposes of this Section 6.3(c) only, all notices delivered to Buyer or the Buyer Representative shall be deemed to have been given to all members of the Buyer Group and all notices delivered to GNA by Buyer or the Buyer Representative shall be deemed to have been given by the members of the Buyer Group, to the extent explicitly specified in such notice.

         (d) REGISTRATION PROCEDURES. With respect to each registration statement filed in accordance with this Section 6.3 (the "Registration Statement"), GNA shall:

                       (i) cause the Registration Statement and the related prospectus and any amendment or supplement (A) to comply in all material respects with the applicable requirements of the Securities Act and under the rules and regulations promulgated thereunder and (B) not to contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

                       (ii) prepare and file with the SEC such amendments and supplements to the Registration Statement and the prospectus used in connection therewith as may be necessary to keep the Registration Statement effective on a continual basis for so long as Buyer Beneficially Owns more than 10% of the Fully-Diluted Common Stock or is an Affiliate of GNA (or until the earlier distribution of all the Underlying Shares of Buyer included in the Registration Statement); provided that, GNA shall not be required to maintain the effectiveness of any Registration Statement filed for a Piggyback Registration for more than 90 days;

                       (iii) furnish, upon written request, to Buyer a copy of any amendment or supplement to the Registration Statement or prospectus prior to filing it after effectiveness and not file any such amendment or supplement to which Buyer shall have reasonably objected on the grounds that such


SECURITIES PURCHASE AGREEMENT - PAGE 24
         amendment or supplement does not comply in all material respects with the requirements of the Securities Act or of the rules or regulations promulgated thereunder;

                       (iv) furnish to Buyer such number of copies of the Registration Statement, each amendment and supplement thereto, the prospectus used in connection therewith (including, without limitation, each preliminary prospectus and final prospectus) and such other document as Buyer may reasonably request in order to facilitate the disposition of the Underlying Shares owned by Buyer;

                       (v) use its best efforts to register or qualify all Underlying Shares covered by the Registration Statement under such other securities or blue sky laws of the states of the United States as may be required for the issuance and sale of the Underlying Shares, to keep such registration or qualification in effect for so long as the Registration Statement remains in effect, except that GNA shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction in which it is not and would not, but for the requirements of this Section 6.3, be obligated to be so qualified, or to subject itself to taxation in any such jurisdiction, or to consent to general service of process in any such jurisdiction;

                       (vi) prior to any sale of the Underlying Shares effected on the NYSE, deliver to the NYSE copies of the prospectus to be used in connection with the offering to be conducted pursuant to the Registration Statement;

                       (vii) upon discovery that, or upon the happening of any event as a result of which, the prospectus included in the Registration Statement, as then in effect, includes or in the judgment of GNA may include an untrue statement of a material fact or omits or may omit to state any material fact required to be stated in such prospectus or necessary to make the statements in such prospectus not misleading in the light of the circumstances in which they were made, which circumstance requires amendment of the Registration Statement or supplementation of the prospectus, prepare and file as promptly as reasonably possible a supplement to or an amendment of such prospectus as may be necessary so that, as when delivered (if required by the Securities Act) to a purchaser of Underlying Shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated in such prospectus or necessary to make the statements in such prospectus not misleading in the light of the circumstances in which they were made;

                       (viii) otherwise use its best efforts to comply with all applicable rules and regulations under the Securities Act and, in its discretion, to make available to its securities holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months, but not more than eighteen months, beginning with the first month of the first fiscal quarter after the effective date of the Registration Statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act;

                       (ix) provide and cause to be maintained a transfer agent and registrar for all Underlying Shares covered by the Registration Statement from and after a date not later than the effective date of the Registration Statement;

                       (x) after any sale of the Underlying Shares pursuant to this Section 6.3 to the extent not needed to comply with Applicable Law, cause any restrictive legends to be removed and any transfer restrictions to be rescinded with respect to the Underlying Shares;


SECURITIES PURCHASE AGREEMENT - PAGE 25

                       (xi) enter into such customary agreements (including, without limitation, underwriting agreements in customary form, substance, and scope) and take all such other actions as Buyer or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Series A Shares;

                       (xii) in the event of the issuance of any stop order suspending the effectiveness of the Registration Statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any Common Stock included in the Registration Statement for sale in any jurisdiction, GNA will use its best efforts promptly to obtain the withdrawal of such order; and

                       (xiii) use its best efforts to cause such Underlying Shares covered by the Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the disposition of such Series A Shares.

         (e) OBLIGATIONS OF BUYER. Buyer shall furnish to GNA such information regarding Buyer as GNA may from time to time reasonably request in writing (and will notify GNA of any changes in such information) and as shall be required by the Securities Act in connection with such registration. Buyer shall enter into such customary agreements (including, without limitation, underwriting agreements, custody agreements and powers of attorney in customary form, substance and scope) and take all such other actions as GNA or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of the Underlying Shares.

         (f) DELAY OF SALES. During any period in which GNA is required to file or maintain the effectiveness of a Registration Statement for the Underlying Shares pursuant to this Section 6.3, GNA shall have the right exercisable on no more than one occasion during any twelve month period), upon giving notice to Buyer of the exercise of such right, to postpone the filing or suspend the availability of the Registration Statement, or require Buyer not to sell any Underlying Shares pursuant to the Registration Statement, for a period of time GNA deems reasonably necessary, which time shall be specified in such notice but in no event longer than a period of 90 days, if (i) GNA is engaged in an offering of shares by GNA for its own account or is engaged in or proposes to engage in discussions or negotiations with respect to, or has proposed or taken a substantial step to commence, or there otherwise is pending, any merger, acquisition, other form of business combination, divestiture, tender offer, financing or other transaction, or there is an event or state of facts relating to GNA, in each case which is material to GNA (any such negotiation, step, event or state of facts being herein called a "Material Activity"), (ii) such Material Activity would, in the opinion of counsel for GNA, require disclosure so as to permit the Underlying Shares to be sold in compliance with Applicable Law, and
(iii) such disclosure would, in the reasonable judgment of GNA, be adverse to its interests. GNA shall have no obligation to include in any notice contemplated by this subsection (e) any reference to or description of the facts based upon which GNA is delivering such notice.

         (G) INDEMNIFICATION.

                       (i) GNA shall indemnify and hold harmless Buyer, members of the Buyer Group and each other Person, if any, who controls Buyer within the meaning of the Securities Act against any losses, claims, damages, liabilities or expenses (including reasonable fees and expenses of counsel), joint or several, to which Buyer or any such Affiliate or controlling Person may become subject under the Securities Act or otherwise in connection with or as a result of a sale by Buyer of the


SECURITIES PURCHASE AGREEMENT - PAGE 26

         Underlying Shares, insofar as such losses, claims, damages, liabilities or expenses (or related actions or proceedings) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any preliminary prospectus, final prospectus or summary prospectus contained in the Registration Statement, or any amendment or supplement to the Registration Statement, or any document incorporated by reference in the Registration Statement, or (ii) any omission or alleged omission to state in any such document a material fact required to be stated in any such document or necessary to make the statements in any such document not misleading, and GNA will reimburse such member and each such Affiliate and controlling Person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or expense (or action or proceeding in respect of any such loss, claim, damage, liability or expense) which arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement other than in reliance upon and in conformity with written information furnished to GNA by Buyer or any such Affiliate or controlling Person for use in the preparation of the Registration Statement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of Buyer or any such Affiliate or controlling Person.

                       (ii) Buyer shall indemnify and hold harmless (in the same manner and to the same extent as set forth in clause (i) of this subsection (f)) GNA, each director of GNA, each officer of GNA who shall sign the Registration Statement and each other Person, if any, who controls GNA within the meaning of the Securities Act, with respect to any untrue statement in or omission from the Registration Statement, any preliminary prospectus, final prospectus or summary prospectus included in the Registration Statement, or any amendment or supplement to the Registration Statement, but only to the extent that such statement or omission was made in direct reliance upon and in conformity with written information furnished to GNA by any member of the Buyer Group for use in the preparation of the Registration Statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of GNA or any such director, officer or controlling Person.

                       (iii) Indemnification under this Section 6.3 shall be made as set forth in Article X hereof.

         (h) REGISTRATION EXPENSES. All expenses incident to GNA's registration of the Underlying Shares pursuant to the provisions of this Section 6.3, including, without limitation, all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing and engraving expenses, messenger and delivery expenses and fees and disbursements of counsel for GNA and all independent certified public accountants, underwriters (excluding underwriting discounts and any selling commissions) and any Persons retained by GNA (all such expenses being herein called "Registration Expenses") will be paid by GNA, provided, that all expenses incurred by Buyer to retain any counsel, accountant or other advisor, will not be deemed to be Registration Expenses and will be paid by Buyer. The underwriting discounts or commissions and any selling commissions together with any stock transfer or similar taxes attributable to sales of the Underlying Shares will be paid by Buyer.


SECURITIES PURCHASE AGREEMENT - PAGE 27

         6.4  BOARD REPRESENTATION.

         (a) As soon as practicable after the Closing, the current Board shall elect J. Randall Chappel and John C. Goff (if he is not otherwise a member of the Board on the Closing Date) or, in the event either or both of them ceases to be a member of the Buyer Group or J. Randall Chappel declines to continue to serve as a member of the Board, a substitute selected by Buyer and acceptable to the members of the Board not affiliated with the Buyer Group (the "Director Designees") to the Board.

         (b) As long as either (i) members of the Buyer Group continue to Beneficially Own not less than 75% of the Securities (or the Underlying Shares) purchased by Buyer pursuant to this Agreement or (ii) members of the Buyer Group continue to Beneficially Own in the aggregate shares of Common Stock (including, for purposes of this Section 6.4 only, all Underlying Shares) representing at least twenty percent (20%) of the Fully-Diluted Common Stock, GNA will continue to nominate both of the Director Designees on each subsequent date for re-nomination of the Director Designees and will use its reasonable best efforts to cause such Director Designees to be elected to the Board.

         (c) In the event that GNA is not obligated to nominate two Director Designees pursuant to Section 6.4(b) and either (i) members of the Buyer Group continue to Beneficially Own in the aggregate shares of Common Stock (including, for purposes of this Section 6.4 only, all Underlying Shares) representing not less than five percent (5%) of the Fully-Diluted Common Stock or (ii) members of the Buyer Group continue to Beneficially Own not less than 50% of the Securities (or the Underlying Shares) purchased by Buyer, GNA will continue to nominate one Director Designee, who shall be John C. Goff so long as he is a member of Buyer Group, on each subsequent date for renomination of the Director Designee and will use its reasonable best efforts to cause such Director Designee to be elected to the Board.

         (d) In the event that the conditions of Sections 6.4(b) or (c) are no longer satisfied, GNA will cease to have any obligation to nominate any Director Designees for election to the Board or to take any action to cause any Director Designees to be elected to the Board.

         (e) GNA shall take such action as is necessary to ensure that, for such period of time as any Director Designees are members of the Board, at least one of the Director Designees serves on the Compensation Committee of the Board.

     6.5 FEES AND EXPENSES AT CLOSING. At the Closing and subject to the consummation of the Transactions, GNA shall pay Buyer (i) a financing fee equal to three quarters of one percent (0.75%) of the Purchase Price plus (ii) an amount (not to exceed $250,000) equal to the reasonable documented fees and expenses (including fees and expenses of counsel, accountants and other third party consultants and filing fees under the HSR Act) incurred by Buyer after May 11, 1999 in connection with the negotiation and execution of this Agreement and the Ancillary Documents and the consummation of the Transaction.

     6.6  RESTRICTIONS ON TRANSFERS.

         (a) RESTRICTIONS ON TRANSFER OF SERIES A SHARES, WARRANTS AND UNDERLYING SHARES. Subject to the provisions of subsection (b), and without having obtained the prior written consent of GNA, Buyer shall not:

               (i) sell or transfer any of the Series A Shares or Warrants to any other Person at any time (except that Buyer may sell or transfer the Warrants or either of them for tax reasons after the


SECURITIES PURCHASE AGREEMENT - PAGE 28
     third anniversary of the Closing Date to such Person(s) and upon such terms as are acceptable to GNA in its sole discretion);

               (ii) prior to the third anniversary of the Closing Date, sell or transfer any of the Underlying Shares to any other Person who is not a member of the Buyer Group; and

               (iii) following the third anniversary of the Closing Date, sell or transfer Underlying Shares to any Person who is not a member of the Buyer Group other than pursuant to a registered public distribution or Rule 144 promulgated under the Securities Act, provided, that, to Buyer's knowledge and as a result of any transaction(s), (x) no more than 3.5% of the Fully-Diluted Common Stock is sold to any Person (other than an underwriter in a firm commitment underwriting) or its Affiliates or Associates, or any "group" as such term is defined in Rule 13d-5(b)(1) under the Exchange Act, and (y) neither the purchaser of the Securities or any of its Affiliates or Associates has filed, or after the transaction will be obligated to file, a Schedule 13D or G in respect of the Common Stock.

         (b) EXCEPTIONS TO TRANSFER RESTRICTIONS. Notwithstanding subsection
(a), Buyer may sell or transfer (x) any of the Series A Shares, Warrants or Underlying Shares to any Person pursuant to, as a result of, or in connection with (i) a tender offer or an exchange offer approved by the Board or (ii) the consummation of a merger or other business combination transaction with a previously unaffiliated entity in which GNA is not the surviving or acquiring entity, and (y) any of the Underlying Shares to members of the Buyer Group, provided that no such sale or transfer to or among members of the Buyer Group shall be effective unless and until any transferee who is not already a party to this Agreement (and such transferee's spouse, if applicable) shall execute and deliver to Buyer an agreement in which such transferee (and such transferee's spouse, if applicable) agrees to be bound by this Agreement and to observe and comply with this Agreement and with all of the obligations and restrictions imposed on Buyer hereby.

         6.7 DELIVERY OF INFORMATION. GNA will deliver to Buyer promptly upon the filing thereof, copies of all registration statements (other than the exhibits thereto and any registration statements on Form S-8 or its equivalent) and reports on Forms 10-K or 10-Q (or their equivalents) which GNA shall have filed with the SEC or any similar reports filed with any state securities commission or office.

         6.8 RULE 144 AND RULE 144A INFORMATION. With a view to making available to Buyer the benefits of Rule 144 and Rule 144A promulgated under the Securities Act and any other rule or regulation of the SEC that may at any time permit Buyer to sell Common Stock of GNA to the public without registration, GNA agrees to:

               (i) make and keep adequate current public information available, as those terms are understood and defined in Rule 144;

               (ii) file with the SEC in a timely manner all reports and other documents required of GNA under the Securities Act and the Exchange Act;

               (iii) furnish to Buyer forthwith upon request (A) a written statement by GNA that it has complied with the reporting requirements of Rule 144, the Securities Act and the Exchange Act, (B) a copy of the most recent annual or quarterly report of GNA and such other reports and documents so filed by GNA under the Securities Act and the Exchange Act and
     (C) such other information as


SECURITIES PURCHASE AGREEMENT - PAGE 29
     may be reasonably requested by Buyer in availing itself of any rule or regulation of the SEC which permits the selling of any such securities without registration;

               (iv) comply with all rules and regulations of the SEC applicable to GNA in connection with use of Rule 144A (or any successor thereto); and

               (v) within five business days of GNA's receipt of a request made by, or on behalf of, any prospective transferee of who is a Qualified Institutional Buyer (as defined in Rule 144A) and would be purchasing Common Stock of GNA in reliance upon Rule 144A), provide to such prospective transferee copies of annual audited and quarterly unaudited financial statements of GNA for it to comply with Rule 144A.

     6.9  STANDSTILL.

     (a) GENERAL. Buyer agrees that it will not, and it will cause the other members of the Buyer Group not to, purchase or otherwise acquire additional shares of Common Stock if thereafter the Buyer Group would collectively Beneficially Own more than 35% of the Fully-Diluted Common Stock, based on the amount of Fully-Diluted Common Stock set forth in the most recent report containing such information filed by GNA with the SEC at the time such measurement takes place; provided, however, that the Buyer Group shall not be deemed to own more than 35% of the Fully-Diluted Common Stock solely by reason of (i) GNA's purchase of any Common Stock unless thereafter members of the Buyer Group purchase any additional shares of Common Stock (excluding any acquisition of Underlying Shares upon conversion of the Series A Shares or exercise of the Warrants, which shall not be restricted hereunder, or the exercise of Buyer's Preemptive Right pursuant to Section 6.10) or (ii) the acquisition after the date of this Agreement of Common Stock by any Director Designee pursuant to any of the GNA Stock Plans.

     (b) ADDITIONAL STANDSTILL OBLIGATIONS. Buyer further agrees that it will not, and it will cause the other members of the Buyer Group (excluding the Director Designees acting in their capacities as members of the Board in the deliberations of, or pursuant to the authorization of, the Board) not to, without the prior written consent of the Board, (i) effect or cause to be effected any (A) "solicitation" of "proxies" (as such terms are used in the proxy rules of the SEC) with respect to GNA or any action resulting in such Person becoming a "participant" in any "election contest" (as such terms are used in the proxy rules of the SEC) with respect to GNA, or (B) any tender or exchange offer or offer for a merger, consolidation, share exchange or business combination involving GNA or substantially all of its assets, or (ii) propose any matter for submission to a vote of the shareholders of GNA.

     (c) EXPANDED BUYER GROUP. For purposes of this Section 6.9 only, the term "Buyer Group" shall be deemed to include all Persons that, together with Buyer or one or more of any Affiliate, Associate or employee of Buyer, would constitute a "group" within the meaning of Section 13(d) of the Exchange Act that would be required to file a Schedule 13D or 13G with respect to its Beneficial Ownership of Common Stock.

     6.10 PARTICIPATION IN SUBSEQUENT PRIVATE PLACEMENTS. Until such time as Buyer and its Affiliates no longer beneficially own in the aggregate at least 20% of the Fully-Diluted Common Stock, in the event that GNA desires to issue any Equity Securities for cash in a private placement transaction (other than in connection with a business combination transaction or pursuant to employee or director stock option agreements or any other employee benefit plan approved by GNA's shareholders), GNA shall, prior to such


SECURITIES PURCHASE AGREEMENT - PAGE 30
issuance, provide written notice to Buyer describing the Equity Securities to be issued, the potential purchasers thereof, if specifically known, and the consideration to be received therefrom (a "Preemptive Notice"). Buyer shall have the right, during the 10 Business Days following receipt of the Preemptive Notice (the "Preemptive Right Offer Period"), to elect to subscribe for and purchase (the "Preemptive Right") at the same price, and on such other terms and conditions as are set forth in the Preemptive Notice, such number of shares of Equity Securities (in GNA's sole discretion either as a portion of or in addition to the Equity Securities covered by the Preemptive Notice) as may be required to cause Buyer to Beneficially Own the same percentage of the Fully-Diluted Common Stock immediately following such issuance as Buyer Beneficially owned on the date of the Preemptive Notice.

     6.11 NO SOLICITATION.

     (a) Except as provided in this Agreement, from and after the date hereof until the earlier of the Closing Date or the date on which this Agreement shall have been terminated in accordance with Article IX of this Agreement, GNA shall not, directly or indirectly through any officer, director, employee, investment banker, financial advisor, attorney, accountant or other representative or agent of GNA or any of its Subsidiaries, solicit, initiate or encourage the initiation of any inquiries or proposals regarding a Third Party Transaction (any of the foregoing inquiries or proposals being referred to herein as a "Transaction Proposal").

     (b) Except as set forth in this Section 6.11(b), the Board shall not (i) withdraw or modify, or propose to withdraw or modify, in a manner adverse to Buyer, the approval or recommendation of the Board of this Agreement or the Transaction, (ii) approve or recommend, or propose to approve or recommend, any Transaction Proposal, or (iii) cause the Company to enter into any agreement with respect to any Transaction Proposal. Notwithstanding the foregoing, nothing contained in Section 6.11(a) or this Section 6.11(b) or any other provision of this Agreement shall prevent the Board from considering, negotiating, approving and recommending to the shareholders of GNA an unsolicited bona fide written Transaction Proposal, or providing information to any Third Party in connection therewith, if (i) the Board determines in good faith (after consultation with legal counsel) that failure to do so would be inconsistent with the proper discharge of its fiduciary duties or (ii) the Board determines in good faith (after consultation with its financial advisors and legal counsel) that the Transaction Proposal may reasonably result in a transaction more favorable to GNA's shareholders than the Transactions (any Transaction Proposal meeting such criterion, including those specified in the immediately preceding parenthetical proviso, being referred to herein as a "Superior Proposal"). Nothing contained in this Agreement shall prohibit GNA from complying with Rules 14d-9 and 14e-2 under the Exchange Act with respect to any tender offer.

     (c) If the Board receives a request for material nonpublic information by a party who makes an unsolicited bona fide Transaction Proposal and the Board determines that either (i) failure to do so would be inconsistent with the proper discharge of its fiduciary duties or (ii) such proposal, if consummated pursuant to its terms, could constitute a Superior Proposal, then, and only in such case, GNA may, subject to the execution of a confidentiality agreement substantially similar to that then in effect between GNA and Buyer, provide such party with access to information regarding GNA. In addition to the obligations of GNA set forth in this Section 6.11, GNA shall promptly advise Buyer of any request for information or of any Transaction Proposal and disclose to Buyer the material terms and conditions of any Transaction Proposal.

     (d) GNA shall immediately cease and cause to be terminated any existing discussions or negotiations with any parties (other than Buyer) conducted heretofore with respect to any of the foregoing.


SECURITIES PURCHASE AGREEMENT - PAGE 31

     (e) GNA shall ensure that the officers, directors and employees of GNA and its Subsidiaries and any investment bankers, financial advisors, attorneys, accountants or other advisors or representatives retained by GNA are aware of the restrictions described in this Section and shall be responsible for any Breach of this Section 6.11 by such bankers, advisors and representatives.

     6.12 AMENDMENT OF GNA DISCLOSURE LETTER. GNA agrees that, with respect to the representations and warranties of GNA contained in this Agreement, GNA shall have the continuing right until the Closing to supplement or amend promptly the GNA Disclosure Letter with respect to any matter hereafter arising or discovered which, if existing or known at the date of this Agreement, would have been required to be set forth or described in the GNA Disclosure Letter. For all purposes of this Agreement, including without limitation for purposes of determining whether the conditions set forth in Sections 7.1 and 8.1 have been fulfilled, the GNA Disclosure Letter shall be deemed to include only that information contained therein on the date of this Agreement and shall be deemed to exclude all information contained in any supplement or amendment thereto; provided, however, that if the Closing shall occur, then all matters disclosed pursuant to any such supplement or amendment at or prior to the Closing shall be waived and Buyer shall not be entitled to make a claim thereon pursuant to the terms of this Agreement.

     6.13 ACCESS TO INFORMATION. Between the date hereof and the Closing, GNA
(i) shall give Buyer and its authorized representatives reasonable access to GNA's employees, offices and other facilities, and all books and records of GNA and the Subsidiaries, (ii) shall permit Buyer and its authorized representatives to make such inspections as they may reasonably require to verify the accuracy of any representation or warranty contained in Article IV, and (iii) shall cause GNA's officers to furnish Buyer and its authorized representatives with such financial and operating data and other information with respect to GNA and the Subsidiaries as Buyer may from time to time reasonably request; provided, however, that no investigation pursuant to this Section shall affect any representation or warranty of GNA contained in this Agreement or in any agreement, instrument, or document delivered pursuant hereto or in connection herewith; and provided further that GNA shall have the right to have a representative present at all times.

     6.14 HSR ACT NOTIFICATION. To the extent it is determined that the HSR Act will be applicable to the Transaction, each of the parties hereto shall (i) file or cause to be filed, as promptly as practicable after the execution and delivery of this Agreement with the Federal Trade Commission and the United States Department of Justice, all reports and other documents required to be filed by such party under the HSR Act concerning the Transactions and (ii) promptly comply with or cause to be complied with any requests by the Federal Trade Commission or the United States Department of Justice for additional information concerning such Transactions, in each case so that the waiting period applicable to this Agreement and the Transactions under the HSR Act shall expire as soon as practicable after the execution and delivery of this Agreement. Each party hereto agrees to request, and to cooperate with the other party or parties in requesting, early termination of any applicable waiting period under the HSR Act. GNA shall pay the filing fees applicable to any such filings pursuant to this Section 6.14, provided that any such filing fees paid on behalf of Buyer's filings shall be deducted from the amount payable pursuant to Section 6.5(ii).

     6.15 PRIVATE OFFERING OF THE SECURITIES. GNA agrees that neither GNA nor anyone acting on its behalf has offered or will offer the Securities or any part thereof or any similar securities for issuance or sale to, or has solicited or will solicit any offer to acquire any of the same from, anyone so as to bring the issuance and sale of the Securities within the provisions of Section 5 of the Securities Act.


SECURITIES PURCHASE AGREEMENT - PAGE 32

     6.16 FINANCING SUPPORT. Buyer shall assist GNA in arranging long-term, interest-only for a minimum of ten years, debt financing to replace GNA's existing term bank loan. GNA shall be solely responsible for the payment of any commission or other compensation payable to any financial advisor, broker, agent, finder, or similar intermediary (other than members of the Buyer Group) retained by or acting on behalf of GNA in connection with any such arrangement.

     6.17 RIGHT OF FIRST OFFER. In the event that any member(s) of the Buyer Group desires to sell any Equity Securities (other than Equity Securities purchased pursuant to any GNA Stock Plan), Buyer shall, prior to such sale, provide written notice to GNA describing in detail the number of Equity Securities to be sold, the potential purchasers thereof, if known, and the consideration expected to be received therefrom (an "Offer Notice"). Except as set forth below, GNA shall have the right, during the five (5) Business Days following receipt of the Offer Notice (the "First Offer Period") to elect to purchase (the "First Offer Right"), at the same price, and on such other terms and conditions as are set forth in the Offer Notice, the number of Equity Securities to be sold by any member of the Buyer Group as described in the Offer Notice. GNA shall have 15 Business Days from the date of its election to consummate such purchase. If GNA does not exercise its First Offer Right or does not consummate its purchase of the offered Equity Securities, the Equity Securities covered by the Offer Notice may be sold during the 90 Business Days following the termination of the First Offer Period on terms that are at least 90% as favorable with respect to such Equity Securities than those described in the Offer Notice. If the Equity Securities are not sold within such 90 Business Day period, GNA's first offer rights set forth in the preceding sentences of this Section 6.17 shall be reinstated.
The foregoing notwithstanding:

     (a) in the event that any member(s) of the Buyer Group seeks to sell Equity Securities constituting in the aggregate more than 5% but less than 10% of the Fully-Diluted Common Stock, the First Offer Period shall be ten (10) Business Days following receipt of the Offer Notice and GNA shall have 30 Business Days from the date of its election to consummate such purchase; and

     (b) in the event that any member(s) of the Buyer Group seeks to sell Equity Securities constituting in the aggregate more than or equal to 10% of the Fully-Diluted Common Stock, the First Offer Period shall be twenty (20) Business Days following receipt of the Offer Notice and GNA shall have 60 Business Days from the date of its election to consummate such purchase.

     6.18 SPECIAL MEETING; PROXY STATEMENT.

     (a) GNA shall take all action necessary in accordance with Applicable Law and the Company's Articles of Incorporation and Bylaws to duly call, give notice of, convene and hold the Shareholder Meeting as promptly as practicable after the date hereof in order to obtain the GNA Shareholder Approval. The shareholder vote required for the adoption and approval of the Transaction shall be the vote required by Applicable Law, GNA's Articles of Incorporation, and the rules of the NYSE, as represented by GNA in this Agreement. The Board shall, subject to its fiduciary obligations to GNA's shareholders under Applicable Law, taking into account the advice of counsel, (i) recommend to the shareholders of GNA that they vote in favor of the adoption and approval of all matters necessary to effectuate the Transaction, (ii) use its reasonable best efforts to solicit from the shareholders of GNA proxies in favor of such adoption and approval, and
(iii) take all other action reasonably necessary to secure the GNA Shareholder Approval.

     (b) As promptly as practicable after the date hereof, GNA shall prepare, shall file with the SEC under the Exchange Act, shall use all reasonable best efforts to have cleared by the SEC, and promptly


SECURITIES PURCHASE AGREEMENT - PAGE 33
thereafter shall mail to its shareholders, a proxy statement with respect to the Special Meeting. The term "Proxy Statement", as used herein, means such proxy statement and all related proxy materials and all amendments and supplements thereto, if any. Except to the extent otherwise determined in good faith by the Board in the exercise of its fiduciary duties, taking into account the advice of counsel, the Proxy Statement shall contain the recommendation of the Board that shareholders of GNA vote in favor of the adoption and approval of all matters necessary to effectuate the Transaction. GNA shall notify Buyer promptly of the receipt of any comments on, or any requests for amendments or supplements to, the Proxy Statement by the SEC, and GNA shall supply Buyer with copies of all correspondence between it and its representatives, on the one hand, and the SEC or members of its staff, on the other, with respect to the Proxy Statement. GNA, after consultation with Buyer, shall use its reasonable best efforts to respond promptly to any comments made by the SEC with respect to the Proxy Statement. GNA and Buyer shall cooperate with each other in preparing the Proxy Statement, and the GNA and Buyer shall each use its reasonable best efforts to obtain and furnish the information required to be included in the Proxy Statement. GNA and Buyer each agrees promptly to correct any information provided by it for use in the Proxy Statement if and to the extent that such information shall have become false or misleading in any material respect, and GNA further agrees to take all steps necessary to cause the Proxy Statement as so corrected to be filed with the SEC and to be disseminated promptly to holders of shares of the Common Stock, in each case as and to the extent required by Applicable Law.

     6.19 CONFIDENTIALITY. Buyer shall keep all Confidential Information in confidence, and shall not disclose said information to any other party other than Buyer's advisors, attorneys and accountants, who will be advised of the confidential nature of information. Buyer shall protect the Confidential Information with the same degree of care as Buyer normally uses in the protection of its confidential and proprietary information. Buyer further agrees not to use Confidential Information for any purpose except in connection with this Agreement. The restrictions set forth herein shall not apply with respect to Confidential Information which (i) is already generally available to the public when received by Buyer; (ii) becomes available to the public through no fault of any member of the Buyer Group; or (iii) is required to be disclosed by Applicable Law or a Governmental Authority.

     6.20 REASONABLE BEST EFFORTS. Except as contemplated by Section 6.11, each party hereto agrees that it will not voluntarily undertake any course of action inconsistent with the provisions or intent of this Agreement and will use its reasonable best efforts to take, or cause to be taken, all action and to do, or cause to be done, all things reasonably necessary, proper, or advisable under Applicable Laws to consummate the Transaction, including obtaining all GNA Required Consents and GNA Required Statutory Approvals.

     6.21 SURVIVAL OF COVENANTS. Except for any covenant or agreement which by its terms expressly terminates as of a specific date, the covenants and agreements of the parties hereto contained in this Agreement shall survive the Closing without contractual limitation.

                                   ARTICLE VII

                        CONDITIONS TO OBLIGATIONS OF GNA

     The obligations of GNA to consummate the Transactions shall be subject to the fulfillment on or prior to the Closing Date of each of the following conditions:


SECURITIES PURCHASE AGREEMENT - PAGE 34

     7.1 REPRESENTATIONS AND WARRANTIES TRUE. All the representations and warranties of Buyer contained in this Agreement shall be true and correct on and as of the Closing Date, except to the extent contemplated by this Agreement or the Ancillary Documents; provided, however, that to the extent that any such representation or warranty is made as of a specified date, such representation or warranty shall have been true and correct in all material respects as of such specified date, and (ii) with respect to each representation and warranty that is not otherwise qualified by its terms by a materiality standard (such as a qualification that a future condition not have a Buyer Material Adverse Effect), this condition shall be satisfied if such representation or warranty shall be true and correct in all material respects.

     7.2 COVENANTS AND AGREEMENTS PERFORMED. Buyer shall have performed and complied with in all material respects all covenants and agreements required by this Agreement, if any, to be performed or complied with by it or prior to the Closing Date.

     7.3 HSR ACT. To the extent that the HSR Act is applicable to the transaction contemplated herein, all waiting periods (and any extensions thereof) applicable to this Agreement and the Transactions under the HSR Act shall have expired or been terminated.

     7.4 LEGAL PROCEEDINGS. No court of competent jurisdiction in the U.S. or other Governmental Authority shall have issued an order, decree or ruling, or taken any other action restraining, enjoining or otherwise prohibiting the Transactions, and such order, decree, ruling or other action shall have become final and non-appealable.

     7.5 INVESTMENT MANAGEMENT AGREEMENTS. The Investment Management Agreements shall have been duly executed and delivered by Buyer with each of GNA and the GNA Insurance Subsidiaries.

     7.6 CONSENTS AND APPROVALS. All GNA Required Consents, GNA Shareholder Approval and GNA Required Statutory Approvals shall have been obtained or waived.

     7.7 A.M. BEST RATING. GNA shall not have been informed or have reason to believe that any A.M. Best Company rating presently held by GNA or any of its Subsidiaries is likely to be lowered to below "A" as a result of the Transactions.

     7.8 CERTIFICATE. GNA shall have received a certificate executed by a duly authorized individual on behalf of Buyer dated the Closing Date, representing and certifying, in such detail as GNA may reasonably request, that the conditions set forth in Sections 7.1 and 7.2 have been fulfilled.

                                  ARTICLE VIII

                       CONDITIONS TO OBLIGATIONS OF BUYER

     The obligations of Buyer to consummate the Transactions shall be subject to the fulfillment on or prior to the Closing Date of each of the following conditions:

     8.1 REPRESENTATIONS AND WARRANTIES TRUE. All the representations and warranties of GNA contained in this Agreement shall be true and correct on and as of the Closing Date, except to the extent contemplated by this Agreement or the Ancillary Documents; provided, however, that (i) to the extent that any such representation or warranty is made as of a specified date, such representation or warranty shall have


SECURITIES PURCHASE AGREEMENT - PAGE 35
been true and correct in all material respects as of such specified date , and
(ii) with respect to each representation and warranty that is not otherwise qualified by its terms by a materiality standard (such as a qualification that a future condition have a GNA Material Adverse Effect), this condition shall be satisfied if such representation or warranty shall be true and correct in all material respects.

     8.2 COVENANTS AND AGREEMENTS PERFORMED. GNA shall have performed and complied in all material respects with all covenants and agreements required by this Agreement to be performed or complied with by it on or prior to the Closing Date.

     8.3 OPINION OF COUNSEL. Buyer shall have received an opinion of legal counsel to GNA, dated the Closing Date, in form and substance reasonably satisfactory to Buyer and its counsel, covering those matters set forth in Exhibit "F" attached hereto.

     8.4 LEGAL PROCEEDINGS. No court of competent jurisdiction in the U.S. or other Governmental Authority shall have issued an order, decree or ruling, or taken any other action restraining, enjoining or otherwise prohibiting the Transactions, and such order, decree, ruling or other action shall have become final and non-appealable.

     8.5 CERTIFICATES. Buyer shall have received a certificate or certificates representing the Series A Shares and the Warrants, as applicable, in definitive form representing the Series A Shares and Warrants purchased by it, registered in the name of Buyer and duly executed by GNA.

     8.6 BOARD APPROVAL OF STOCK OWNERSHIP. The Board, for the purposes of Part Thirteen of the TBCA, shall have approved (a) the Transactions and (b) purchases of Common Stock by Buyer in open market or privately negotiated transactions, provided that (i) Buyer complies with all applicable securities laws and (ii) Buyer does not thereafter violate Section 6.9 hereof.

     8.7 AMENDMENT TO RIGHTS AGREEMENT. The Rights Agreement shall have been amended as set forth in Exhibit "G" attached hereto.

     8.8 INVESTMENT MANAGEMENT AGREEMENTS. The Investment Management Agreements shall have been duly executed and delivered by Buyer with each of GNA and the GNA Insurance Subsidiaries.

     8.9 CONSENTS AND APPROVALS. All GNA Required Consents and GNA Required Statutory Approvals, and the GNA Shareholder Approval, shall have been obtained or waived.

     8.10 A.M. BEST RATING. GNA shall not have been informed or have reason to believe that any A.M. Best Company rating presently held by GNA or any of its Subsidiaries is likely to be lowered to below "A" as a result of the Transactions.

     8.11 STATEMENT OF RESOLUTION. The Statement of Resolution shall have been accepted for filing by the Secretary of State of the State of Texas.

     8.12 OFFICER CERTIFICATE. Buyer shall have received a certificate executed on behalf of GNA by the chief executive officer or the chief financial officer of GNA, dated the Closing Date, representing and certifying, in such detail as the Buyer may reasonably request, that the conditions set forth in Sections 8.1,
8.2 and 8.10 have been fulfilled.


SECURITIES PURCHASE AGREEMENT - PAGE 36

     8.13 NO MATERIAL ADVERSE CHANGES. No event which has a GNA Material Adverse Effect, or constitutes a Material Adverse Market Condition, shall have occurred since March 31, 1999 and be continuing.

                                   ARTICLE IX

                       TERMINATION, AMENDMENT, AND WAIVER

     9.1 TERMINATION. This Agreement may be terminated and the Transactions may be abandoned at any time prior to the Closing (notwithstanding any approval of the Transactions by the shareholders of GNA):

     (a)  by GNA or Buyer if

            (i) the GNA Shareholder Approval is not obtained at the Shareholder Meeting or any adjournment thereof;

            (ii) the Closing does not occur prior to the Final Date;

            (iii) any court of competent jurisdiction in the U.S. or other Governmental Authority shall have issued an order, decree or ruling, or taken any other action restraining, enjoining or otherwise prohibiting the Transactions, and such order, decree, ruling or other action shall have become final and non-appealable; or

            (iv) GNA and Buyer agree in writing to terminate this Agreement.

provided that the right to terminate this Agreement under this subsection (a) shall not be available to any party whose failure to fulfill any obligation under this Agreement has been the cause of or resulted in the failure of the Closing to occur on or before such date.

     (b)  by GNA if:

            (i) there has been a Breach (which Breach is not cured or not capable of being cured prior to the earlier of (A) 10 days following notice to Buyer by GNA of such Breach or (B) two Business Days prior to the Final Date) of any representation or warranty on the part of Buyer (1) in any material respect such that such representation or warranty is not true and correct, or if such representation or warranty is not otherwise qualified by its terms by a materiality standard (such as a qualification that a future condition have a Buyer Material Adverse Effect), such representation or warranty is not true and correct in all material respects, or (2) such that closing would put GNA in conflict with the federal securities laws;

            (ii) there has been a Breach (which Breach is not cured or not capable of being cured prior to the earlier of (A) 10 days following notice to Buyer by GNA of such Breach or (B) two Business Days prior to the Final Date) of any covenant or agreement on the part of Buyer (1) resulting in a Buyer Material Adverse Effect or a material diminution of benefits to be received by GNA under this Agreement or (2) such that closing would put GNA in conflict with applicable federal securities laws;


SECURITIES PURCHASE AGREEMENT - PAGE 37

            (iii) a Person or group has made a bona fide Transaction Proposal that the Board by a majority vote determines in its good faith judgment, after consultation with its financial and legal advisors, to constitute a Superior Proposal; or

            (iv) the Board by a majority vote determines in its good faith judgment, after consultation with its financial and legal advisors, that their fiduciary duties require them to do so, it being recognized that a change in the prices at which the Common Stock is quoted or traded in and of itself shall not be considered an appropriate reason for the Board to exercise its termination rights pursuant to this subsection.

     (c)  by Buyer, if:

            (i) there has been a Breach (which Breach is not cured or not capable of being cured prior to the earlier of (A) 10 days following notice to GNA by Buyer of such Breach or (B) two Business Days prior to the Final Date) of any representation or warranty on the part of GNA (1) (i) such that such representation or warranty is not true and correct, or if such representation or warranty is not otherwise qualified by its terms by a materiality standard (such as a qualification that a future condition have a GNA Material Adverse Effect), such representation or warranty is not true and correct in all material respects, or (2) such that closing would put Buyer in conflict with applicable federal securities laws;

            (ii) there has been a Breach (which Breach is not cured or not capable of being cured prior to the earlier of (A) 10 days following notice to GNA by Buyer of such Breach or (B) two Business Days prior to the Final Date) of any covenant or agreement on the part of GNA (1) resulting in a GNA Material Adverse Effect or a material diminution of the benefits to be received by Buyer under this Agreement or (2) such that closing would put Buyer in conflict with applicable federal securities laws;

            (iii) GNA enters into an agreement, letter of intent, or arrangement with respect to a Third Party Transaction;

            (iv) the Board withdraws or modifies in a manner adverse to Buyer its approval or recommendation of the Transactions or this Agreement or recommends a Third Party Transaction, or has adopted any resolution to effect any of the foregoing; or

            (v) GNA fails to file proxy materials with the SEC with reasonable dispatch and take such other actions necessary to convene the Shareholder Meeting within a period of time after the execution of this Agreement reasonably necessary to consummate the Transactions as promptly as practicable.

     9.2 EFFECT OF TERMINATION. In the event of the termination and abandonment of this Agreement pursuant to Section 9.1, this Agreement will become void and have no effect, without any liability on the part of any party to this Agreement or its affiliates, directors, officers, or shareholders, other than the provisions of this Section 9.2, Section 9.3 and Article X. Nothing contained in this Section 9.2 will relieve any party from liability for any Breach of this Agreement. Notwithstanding anything to the contrary contained in this Agreement, in the event of the termination and abandonment of this Agreement, the provisions of the Confidentiality Agreement (including without limitation the provisions of Section (6) thereof, which provisions shall be thereby revived and reinstated) shall survive in their entirety.


SECURITIES PURCHASE AGREEMENT - PAGE 38

     9.3  FEES AND EXPENSES PAYABLE UPON TERMINATION.

     (a) In the event either Buyer or GNA terminates this Agreement pursuant to
Section 9.1(a)(i), GNA will pay to Buyer (in immediately available funds and not later than five business days after submission of statements together with reasonable documentation therefor) an amount (the "Reimbursement Amount") equal to all reasonable out-of-pocket fees and expenses actually incurred by Buyer after May 11, 1999 in connection with the Transactions and the proposed consummation of all Transactions (including, without limitation, costs of advertising, filing fees and fees payable to legal counsel, financial printers, financing sources, investment bankers, counsel to any of the foregoing, and accountants). Notwithstanding anything to the contrary contained in this Agreement, the Reimbursement Amount shall not exceed $500,000.

     (b) If GNA terminates this Agreement pursuant to Section 9.1(b)(iii) or Buyer terminates this Agreement pursuant to Section 9.1(c)(iii), (iv) or (v), then GNA will pay to Buyer in immediately available funds within five business days thereafter a fee equal to (i) the Reimbursement Amount plus (ii) an amount equal to the difference of three percent (3%) of the Purchase Price less the Reimbursement Amount.

     (c) Notwithstanding anything to the contrary contained in this Agreement, under no circumstances will all fees and reimbursed amounts payable to Buyer by GNA in the aggregate exceed an amount equal to three percent (3%) of the Purchase Price.

     (d) Except as specifically provided in this Section 9.3, Section 6.5 and
Section 6.14, each party will bear its own expenses in connection with this Agreement and the Transactions.

     9.4 AMENDMENT. This Agreement may not be amended except by an instrument in writing signed by or on behalf of all the parties hereto.

     9.5 WAIVER. No failure or delay by a party hereto in exercising any right, power, or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power, or privilege. The provisions of this Agreement may not be waived except by an instrument in writing signed by or on behalf of the party against whom such waiver is sought to be enforced.

                                    ARTICLE X

                  SURVIVAL OF REPRESENTATIONS; INDEMNIFICATION

     10.1 SURVIVAL. The representations and warranties of the parties hereto contained in this Agreement or in any certificate, instrument or document delivered pursuant hereto shall survive the Closing, regardless of any investigation made by or on behalf of any party, until the second anniversary of the Closing Date (the "Survival Date"). No action may be brought with respect to a Breach of any representation after the Survival Date unless, prior to such time, the party seeking to bring such an action has notified the other parties of such claim, specifying in reasonable detail the nature of the loss suffered. The provisions of this Section 10.1 shall have no effect upon any of the covenants or agreements of the parties set forth in Article VI or any of the other obligations of the parties hereto under the Agreement, whether to be performed later, at or after the Closing.


SECURITIES PURCHASE AGREEMENT - PAGE 39

     10.2 INDEMNIFICATION BY GNA. GNA shall indemnify, defend, and hold harmless Buyer and the members of the Buyer Group from and against any and all claims, actions, causes of action, demands, losses, damages, liabilities, costs and expenses (including reasonable attorneys' fees and expenses) (collectively, "Damages"), asserted against, resulting to, imposed upon, or incurred by any of them, directly or indirectly, by reason of or resulting from (i) any Breach by GNA of any of its representations, warranties, covenants or agreements contained in this Agreement or in any certificate, instrument or document delivered pursuant hereto, or (ii) any Proceeding brought against any of them by a Person other than GNA or any of its Affiliates, Associates or shareholders in respect of any action taken in good faith on behalf of GNA in the course of the performance of Buyer's duties under this Agreement; provided, however, that GNA shall indemnify, defend, and hold harmless Buyer and the members of the Buyer Group from and against any reasonable expenses incurred by such Person(s) in connection with a Proceeding brought against any of them by any of GNA's shareholders if such Person(s) is wholly successful, on the merits or otherwise, in the defense of such Proceeding, and provided, further, that GNA's obligation to indemnify, defend and hold harmless as provided in this Section 10.2 shall not apply to the first $750,000 in the aggregate of claims hereunder (other than claims based on Sections 2.1, 2.2, 6.3(g) or (h), 6.5, 6.14, 6.17 (to the extent GNA has agreed to acquire Equity Securities offered thereunder) or 9.3 or claims for expenses in defending a Proceeding for which the Person is entitled to indemnification under clause (ii) of this Section).

     10.3 INDEMNIFICATION BY BUYER. Buyer shall indemnify, defend, and hold harmless GNA and its Affiliates, Associates, directors, officers and employees from and against any and all Damages asserted against, resulting to, imposed upon, or incurred by any of them, directly or indirectly, by reason of or resulting from any Breach by Buyer of any of its representations, warranties, covenants, or agreements contained in this Agreement or in any certificate, instrument, or document delivered pursuant hereto, provided, however, that such obligation to indemnify, defend and hold harmless shall not apply to the first $750,000 in the aggregate of claims hereunder (other than claims based on Sections 2.1, 2.2, 6.3(g) or 6.17 (to the extent GNA has agreed to acquire Equity Securities offered thereunder)).

     10.4 PROCEDURE FOR INDEMNIFICATION. Promptly after receipt by an indemnified party under Section 10.2 or 10.3 of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party under such Section, give written notice to the indemnifying party of the commencement thereof, but the failure so to notify the indemnifying party shall not relieve it of any liability that it may have to any indemnified party except to the extent the indemnifying party demonstrates that the defense of such action is prejudiced thereby. In case any such action shall be brought against an indemnified party and it shall give written notice to the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it may wish, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party. If the indemnifying party elects to assume the defense of such action, the indemnified party shall have the right to employ separate counsel at its own expense and to participate in the defense thereof. If the indemnifying party elects not to assume (or fails to assume) the defense of such action, the indemnified party shall be entitled to assume the defense of such action with counsel of its own choice, at the expense of the indemnifying party. If the action is asserted against both the indemnifying party and the indemnified party and there is a conflict of interests which renders it inappropriate for the same counsel to represent both the indemnifying party and the indemnified party, the indemnifying party shall be responsible for paying for separate counsel for the indemnified party; provided, however, that if there is more than one indemnified party, the indemnifying party shall not be responsible for paying for more than one separate firm of attorneys to represent the indemnified parties, regardless of the number of indemnified parties. The indemnifying party


SECURITIES PURCHASE AGREEMENT - PAGE 40
shall have no liability with respect to any compromise or settlement of any action effected without its written consent (which shall not be unreasonably withheld).

     10.5 INDEMNIFICATION IF NEGLIGENCE OF INDEMNITEE. THE INDEMNIFICATION PROVIDED IN THIS SECTION 10 SHALL BE APPLICABLE WHETHER OR NOT THE SOLE OR CONCURRENT NEGLIGENCE OR GROSS NEGLIGENCE OF THE INDEMNIFIED PARTY, OR THE SOLE OR CONCURRENT STRICT LIABILITY IMPOSED ON THE INDEMNIFIED PARTY, OR THE SOLE OR CONCURRENT LIABILITY IMPOSED VICARIOUSLY ON THE INDEMNIFIED PARTY, IS ALLEGED OR PROVEN.

                                   ARTICLE XI

                                  MISCELLANEOUS

     11.1 NOTICES. All notices required to be given in writing hereunder shall be deemed to have been given if (i) delivered personally or by documented courier or delivery service, (ii) transmitted by facsimile or (iii) mailed by registered or certified mail (return receipt requested and postage prepaid) to the following listed persons at the addresses and facsimile numbers specified below, or to such other persons, addresses or facsimile numbers as a party entitled to notice shall give, in the manner hereinabove described, to the others entitled to notice:

          If Buyer:                777 Main Street, Suite 2250
                                   Fort Worth, Texas 76102
                                   Attention J. Randall Chappel
                                   Fax:  (817) 820-6651

          with a copy to:          Thompson & Knight, P.C.
                                   1700 Pacific Avenue, Suite 3300
                                   Dallas, Texas 75201
                                   Attention:  Jeffrey A. Zlotky
                                   Fax:  (214) 969-1751

          If to GNA, to:           500 Commerce Street
                                   Fort Worth, Texas 76102-5439
                                   Attention:  Chief Executive Officer
                                   Fax: (817) 338-1454

          with a copy to:          Shannon, Gracey, Ratliff & Miller, L.L.P.
                                   Bank One Tower
                                   500 Throckmorton, Suite 1600
                                   Fort Worth, Texas  76102-3803
                                   Attention: Sam Rosen
                                   Fax:   (817) 336-3735

                                            and


SECURITIES PURCHASE AGREEMENT - PAGE 41

                                   Jackson Walker L.L.P.
                                   901 Main Street, Suite 6000
                                   Dallas, Texas  75202
                                   Attention:   Byron F. Egan
                                   Fax:   (214) 953-5733

If given personally or by documented courier or delivery service, a notice shall be deemed to have been given when it is received. If transmitted by facsimile, a notice shall be deemed to have been given on the date received, if electronic confirmation of receipt occurs during normal business hours, and otherwise, on the first Business Day following electronic confirmation of receipt. If given by mail, it shall be deemed to have been given on the third Business Day following the day on which it was posted.

     11.2 ENTIRE AGREEMENT. This Agreement, together with the Ancillary Documents, constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof.

     11.3 BINDING EFFECT; ASSIGNMENT; NO THIRD PARTY BENEFIT. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, legal representatives, successors, and permitted assigns. Except as otherwise expressly provided in this Agreement, neither this Agreement nor any of the rights, interests, or obligations hereunder may be assigned by either of the parties hereto without the prior written consent of the other party ; provided, however, that upon written notice to GNA, Buyer may assign all or any portion of Buyer's rights and obligations under this Agreement to a limited partnership of which Buyer is the general partner and holds a majority of the economic interest therein (a "Permitted Assignee") provided that (i) such Permitted Assignee shall assume in writing all of Buyer's obligations to GNA, and (ii) notwithstanding such assumption, Buyer shall not be released from any liabilities or obligations hereunder. Except as provided in Section 6.3(f),
Section 6.20 and Article X, nothing in this Agreement, express or implied, is intended to or shall confer upon any Person other than the parties hereto, and their respective heirs, legal representatives, successors, and permitted assigns, any rights, benefits, or remedies of any nature whatsoever under or by reason of this Agreement.

     11.4 INTERPRETATION. The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement. For purposes of this Agreement, the words "includes" and "including" shall mean "including without limitation" and, where the context so requires, the word "or" is used in the inclusive sense. All accounting terms not defined in this Agreement shall have the meaning determined by GAAP. All capitalized terms defined herein are equally applicable to both the singular and plural forms.

     11.5 SEVERABILITY. In the event that this Agreement, or any of its provisions, or the performance of any provision, is found to be illegal or unenforceable under applicable law now or hereafter in effect, the parties shall be excused from performance of such portions of this Agreement as shall be found to be illegal or unenforceable under the applicable laws or regulations without affecting the validity of the remaining provisions of the Agreement, provided that the remaining provisions of the Agreement shall in their totality constitute a commercially reasonable agreement. Nothing herein shall be construed as a waiver of any party's right to challenge the validity of such law.

     11.6 TIME OF ESSENCE. With regard to all dates and time periods set forth in this Agreement, time is of the essence.


SECURITIES PURCHASE AGREEMENT - PAGE 42

     11.7 NO WAIVER OF PRIVILEGE. Neither GNA, Buyer nor any of their respective Subsidiaries, Affiliates or Associates waives any attorney-client, work product or other privilege with respect to any information furnished pursuant to this Agreement or the Confidentiality Agreement.

     11.8 GNA DISCLOSURE LETTER. Any disclosure under any Section of the GNA Disclosure Letter shall be deemed disclosure under all Sections of the GNA Disclosure Letter and this Agreement. To the extent that any representation or warranty set forth in this Agreement is qualified by the materiality of the matter(s) to which the representation or warranty relates, the inclusion of any matter in the GNA Disclosure Letter does not constitute a determination by GNA that any such matter is material or required to be disclosed for purposes of this Agreement. The disclosure of any information concerning a matter in the GNA Disclosure Letter does not imply that any other or undisclosed matter which has a greater significance or value is material.

     11.9 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS THEREOF.

     11.10 COUNTERPARTS. This Agreement may be executed by the parties hereto in any number of counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same agreement. Each counterpart may consist of a number of copies hereof each signed by less than all, but together signed by all, the parties hereto.


SECURITIES PURCHASE AGREEMENT - PAGE 43

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representatives all as of the day and year first above written.


                                  GAINSCO, INC.


                                  By: /s/ GLENN W. ANDERSON
                                     --------------------------------------
                                      Glenn W. Anderson
                                      President and Chief Executive Officer



                                  GOFF MOORE STRATEGIC PARTNERS, L.P.,
                                  a Texas limited partnership


                                  By:  GMSP Operating Partners, L.P., its
                                       general partner
                                  By:  GMSP, L.L.C., its general partner

                                        By: /s/ JOHN C. GOFF
                                           --------------------------------
                                           John C. Goff, Managing Principal


                                        By: /s/ J. RANDALL CHAPPEL
                                           --------------------------------
                                           J. Randall Chappel, Principal



SECURITIES PURCHASE AGREEMENT - PAGE 44

                                    EXHIBIT A

                         INVESTMENT MANAGEMENT AGREEMENT
                                       FOR
                                  GAINSCO, INC.


    THIS INVESTMENT MANAGEMENT AGREEMENT (this "Agreement") is entered into this ___ day of _____, 1999, by and between Goff Moore Strategic Partners, L.P., a Texas limited partnership ("GMSP"), and GAINSCO, INC., a Texas corporation ("GNA").

    WHEREAS, GNA is a holding company whose subsidiaries are regulated insurance companies;

    WHEREAS, GNA desires to appoint GMSP to serve as investment manager with respect to certain investments held by it; and

    WHEREAS, GMSP is willing to provide investment advisory services to GNA on the terms and conditions hereinafter set forth.

    NOW, THEREFORE, for and in consideration of the premises, the mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, GMSP and GNA hereby agree as follows:

    1. DEFINITIONS. As used in this Agreement, the following terms have the following meanings:

    "Affiliate" means, with respect to any Person, any other Person that directly, or indirectly, through one or more intermediaries controls, is controlled by or is under common control with such specified Person. For this purpose the term "control" (including the terms "controlling", "controlled by" and "under common control with") shall mean the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person whether through the ownership of voting Securities, by contract, or otherwise.

    "Agreement" has the meaning set forth in the first paragraph hereof.

    "Applicable Law" means any statute, law, rule, policy, guideline, or regulation or any judgment, order, writ, injunction, or decree of any Governmental Authority to which a specified Person or property is subject.

    "Associate" means (i) any corporation or entity (other than GNA or a Subsidiary of GNA) of which such Person is an officer or partner or is, directly or indirectly, the beneficial owner of 10 percent or more of any class of Equity Securities, (ii) any trust or other estate in which such Person has a substantial beneficial interest or as to which such Person serves as trustee or in a similar fiduciary capacity, and (iii) any relative or spouse of such Person, or any relative of such Person, or any relative of such spouse, who has the same home as such Person or who is a director or officer of GNA or any of its Subsidiaries.

    "Board" means the board of directors of GNA.


INVESTMENT MANAGEMENT AGREEMENT        1

    "Breach" means any violation or breach of, any misrepresentation or inaccuracy in, any default under, or any failure to perform or comply with any representation, warranty, covenant, obligation, or other provision of this Agreement.

    "Business Day" means any day other than a Saturday or Sunday on which national banks are open for business in Fort Worth, Texas and New York, New York.

    "Cash" means any currency or immediately available funds on deposit with a financial institution.

    "Cause" means that GMSP has committed or engaged in (i) any malfeasance, bad faith or negligence in respect of GMSP's material duties pursuant to this Agreement; (ii) any commission of any fraud by GMSP; (iii) any conviction or indictment of or plea of no contest to any felony by GMSP or any member of the GMSP Group; (iv) any violation of the provisions of the U. S. federal securities laws or state securities laws by GMSP or any GMSP Principal; or (v) any material breach by GMSP of its obligations (including, without limitation, its obligations to observe and comply with the provisions of the Policy Letter) under, or its representations or warranties in, this Agreement if such breach continues for more than 10 days after GMSP receives written notice, specifying such breach with particularity and demanding cure, from GNA.

    "Committee" means the Board's Investment Committee, none of the members of which shall be members of the GMSP Group.

    "Confidential Information" means information received by GMSP from GNA or received by GNA from GMSP that is not generally known or which would logically be considered confidential or proprietary, or which would do GNA or GMSP, as applicable, harm if divulged, or which is marked "Confidential Information."

    "Damages" has the meaning set forth in Section 10.

    "Equity Securities" means any capital stock or other equity interests of any Person, any Securities directly or indirectly convertible into, or exercisable or exchangeable for any capital stock or other equity interests of any Person, or any right, option, warrant or other Security which, with the payment of additional consideration, the expiration of time or the occurrence of any event shall give the holder thereof the right to acquire any capital stock or other equity interests of any Person or any Security convertible into or exercisable or exchangeable for, any capital stock or other equity interests of any Person.

    "Fair Market Value" means as to any Securities on any date, (a) if such Securities are listed or admitted to trading on any national securities exchange on any such trading day, the amount equal to the last sale price of such Securities, regular way settlement, on such dates or, if no such sale takes place on a date, the average of the closing bid and asked prices thereof on such date, in each case as officially reported on the principal national securities exchange on which such Securities are then listed or admitted to trading, (b) if such Securities are not then listed or admitted to trading on any national securities exchange but are reported through the automated quotation system of a registered securities association, the last trading price of such Securities on such dates, or if there shall have been no trading on a date, the average of the closing bid and asked prices of such Securities on such date as shown by such automated quotation system or (c) if such Securities are not then so listed, admitted to trading or reported, the value determined by GMSP subject to review and approval by the Committee, which valuation shall be equal to (i) cost or
(ii) in the event that



INVESTMENT MANAGEMENT AGREEMENT        2
either GMSP or the Committee determine that there has been a material change in the value of such Securities since the date of acquisition of such Securities, such other valuation as is reflective of the value of such Securities; provided, however, that, if GMSP and the Committee are unable to agree on such fair market value, such Securities shall be valued by such nationally recognized independent public accounting firm or investment banking firm designated by the Committee and reasonably acceptable to GMSP. Any such third-party valuation shall be final and binding on the parties and enforceable in accordance with the provisions of the Texas General Arbitration Act, and the costs and expenses thereof shall be shared equally by GMSP and GNA.

    "Fees" has the meaning set forth in Section 4.

    "GAAP" means generally accepted accounting principles for financial reporting in the U.S., consistently applied.

    "GMSP" has the meaning set forth in the introductory paragraph of this Agreement.

    "GMSP Group" means GMSP together with its Affiliates, Associates and employees, including without limitation GMSP's partners, the partners of the general partner of GMSP and the GMSP Principals.

    "GMSP Material Adverse Effect" means any condition, circumstance or development having an adverse effect on the ability of GMSP to conduct business, the financial condition or the results of operations of GMSP that is material to GMSP or as to the ability of GMSP to perform its obligations pursuant to this Agreement, excluding any such condition, circumstance or development which adversely affects the U.S. economy, financial markets or the insurance industry generally.

    "GMSP Principals" shall mean John C. Goff, J. Randall Chappel and any other Persons employed by or otherwise affiliated with GMSP or its general partner who have access to information regarding particular Securities being considered for purchase or sale by GNA. The parties recognize that the limited partners of GMSP as of the date hereof are not GMSP Principals.

    "GNA" has the meaning set forth in the introductory paragraph of this Agreement.

    "GNA Applicable Insurance Department" means the Oklahoma Department of Insurance and the Texas Department of Insurance.

    "GNA Entities" means GAINSCO, INC., a Texas corporation; MGA Insurance Company, Inc., a Texas corporation; GAINSCO County Mutual Insurance Company, a Texas mutual insurance company; and General Agents Insurance Company of America, Inc., an Oklahoma corporation.

    "GNA Investment Management Agreements" means the Investment Management Agreements of even date herewith between GMSP and each of the GNA Entities, including this Agreement.

    "GNA Material Adverse Effect" means any condition, circumstance or development having an adverse effect on the ability to conduct business, the financial condition or the results of operations of GNA and its Subsidiaries that is material to GNA and its Subsidiaries taken as a whole or as to the ability of GNA to perform its obligations pursuant to this Agreement, excluding any such condition, circumstance or development which adversely affects the U.S. economy, financial markets or insurance industry generally



INVESTMENT MANAGEMENT AGREEMENT        3
provided, that no change in the prices at which the Common Stock is quoted or traded on the NYSE or otherwise shall be a GNA Material Adverse Effect

    "good faith", when used in respect of any action, means that the action was taken with (i) honesty of intention, (ii) freedom from knowledge of circumstances which ought to put the Person taking such action on inquiry or negligence, and (iii) intention to abstain from taking any unconscientious advantage of another.

    "Governmental Authority" means any U.S. federal, state, local, foreign, supernational or supranational court or tribunal, governmental, regulatory or administrative agency, department, bureau, authority, commission or arbitral panel.

    "Investment Grade Debt Obligations" means any interest bearing debt obligations issued by any Person, including a Governmental Authority, rated at least "B minus" or the equivalent thereof by Standard & Poor's Corporation or Moody's Investor's Service, Inc.

    "Malfunction" means any failure to: (a) accurately recognize dates falling before, on or after the Year 2000; or (b) accurately record, store, retrieve and process data input and date information.

    "Person" means any individual, corporation, partnership, limited liability company, association, trust or other entity or organization, including any Governmental Authority.

    "Policy Letter" has the meaning set forth in Section 2.

    "Portfolio" means those investments held by GNA at the holding company level in Securities of the type more particularly described under the category "Investments" in GNA's periodic filings with the SEC.

    "Proceedings" means all proceedings, actions, suits, investigations, and inquiries by or before any arbitrator or Governmental Authority.

    "Research" means research, statistical and similar information and services.

    "SEC" means the Securities and Exchange Commission.

    "Security" means any capital stock, partnership interest, membership interest, subscription, certificate of trust or other ownership interest, warrant, bond, note, debenture, or other debt or equity interest of any Person commonly known as a "security," and all rights and options relating to any of the foregoing, regardless of whether traded on a national securities exchange; but shall not include Cash Equivalents.

    "Securities Purchase Agreement" means the Securities Purchase Agreement dated June ___, 1999, between GMSP and GAINSCO, INC.

    "Short Term Debt" means any note, draft, bill of exchange, or similar security which has a maturity at the time of issuance of not exceeding nine (9) months exclusive of days of grace, or any renewal thereof the maturity of which is likewise limited.

    "Subsidiary" means, with respect to any Person, any corporation or other entity (including partnerships and other business associations) in which the Person directly or indirectly owns at least a


INVESTMENT MANAGEMENT AGREEMENT        4
majority of the outstanding voting Securities or other equity interests having the power, under ordinary circumstances, to elect a majority of the directors, or otherwise to direct the management and policies, of such corporation or other entity.

    "U.S." means the United States of America.

    "Year 2000" means the calendar year 2000 A.D.

    2. INVESTMENT MANAGER. GNA hereby retains GMSP, and GMSP agrees to serve, as investment manager with respect to the Portfolio on the terms and conditions hereinafter set forth:

         (a) The investment policies and all other actions of the Portfolio are and shall at all times be subject to the oversight and direction of the Committee. GMSP shall manage the Portfolio in accordance with the investment objectives and policies set forth in the letter (the "Policy Letter") heretofore delivered to GMSP by GNA. GNA may amend or supplement the contents of the Policy Letter, including the investment criteria and other instructions set forth therein, in whole or in part and at any time and from time to time; provided, however, that no amendment or supplement shall be binding upon GMSP until GMSP is notified of the amendment or supplement; and provided further, that in the event that an amended or supplemented Policy Letter shall require GMSP to make any changes in the manner in which GMSP has performed its services pursuant to this Agreement, GMSP shall have a reasonable time period to comply with such changes. GMSP shall periodically evaluate the provisions of the Policy Letter and provide GNA with any recommendations for the amendment or supplementation of the provisions of the Policy Letter that GMSP deems advisable for the benefit of GNA. To the extent that the provisions of the Policy Letter, as the same may be amended or supplemented from time to time, conflict with the provisions of this Agreement, the provisions of this Agreement shall control.

         (b) GNA will retain ownership and control of the assets in the Portfolio at all times. The assets shall be held for the benefit of GNA solely at one or more financial institutions or other locations specified from time to time in the Policy Letter.

         (c) Subject to the provisions of the Policy Letter and the oversight and direction of the Committee, GMSP shall have authority to make all specific investment decisions with respect to the assets in the Portfolio.

         (d) GMSP shall exercise its discretion and discharge its obligations under this Agreement in compliance with all Applicable Laws.

         (e) GMSP shall employ and dedicate to GNA continuously during the term of this Agreement a qualified investment portfolio manager reasonably acceptable to GNA, who shall have the primary responsibilities of coordinating all aspects of the day-to-day investment activities of the Portfolio.

         (f) GNA acknowledges that GMSP has informed GNA that GMSP currently is not registered as an (i) investment adviser under the Investment Advisers Act of 1940, as amended, and all other Applicable Laws or (ii) a broker or dealer under the Securities Exchange Act of 1934, as amended, and all other Applicable Laws.



INVESTMENT MANAGEMENT AGREEMENT        5

    3.   REPORTS.

         (a) GMSP shall provide to GNA periodic financial reports with respect to the assets in and investment performance of the Portfolio. The reports shall include such financial information in such format as GNA may reasonably request in connection with the administration of the Portfolio and a record of all transactions effected during the interim period from the preceding report, including the price per Security, the broker or dealer executing the transaction and the commissions paid. The reports shall be made with such frequency, but not less often than within 20 days following the end of each calendar month, as GNA may reasonably request in connection with the administration of the Portfolio; provided that the late delivery of a complete report no more than one time in any three-year period with respect to any particular Securities in the Portfolio shall not constitute a Breach of this Agreement if (i) the delay was caused by the failure of an unaffiliated Person in providing information to GMSP that had been timely requested by GMSP, (ii) any portion of the report that is not dependent upon the unaffiliated Person is delivered to GNA by GMSP on a timely basis, and (iii) GMSP uses its commercially reasonable efforts to cause such late report to be delivered as promptly as practicable.

         (b) GMSP shall (i) afford GNA and its authorized representatives reasonable access to the GMSP Principals, GMSP's offices and other facilities, and all books, records and other documents of GMSP relating to the Portfolio or this Agreement and (ii) permit GNA and its authorized representatives to make such inspections and copies of all books, records and other documents as they may reasonably require to verify the accuracy of any report furnished pursuant to Section 3(a).

    4.   COMPENSATION; EXPENSES.

         (a) For services performed by GMSP, GNA agrees to pay to GMSP investment management fees (the "Fees") equal on an annual basis to (i) 30 basis points multiplied by the Fair Market Value with respect to any portion of the Portfolio invested in Short Term Debt or Investment Grade Debt Obligations at the end of a given calendar month or during a majority of the days in the given calendar month and (ii) 100 basis points multiplied by the Fair Market Value with respect to any portion of the Portfolio invested in Equity Securities or other alternative investments in Securities which are not Investment Grade Debt Obligations. The Fees otherwise payable with respect to any calendar month (or prorated portion thereof) shall be reduced by an amount equal to the sum of (i) the amount of fees, commissions and expenses paid by or on behalf of GNA to any investment or mutual fund from which any member of the GMSP Group is eligible to receive compensation or profits plus (ii) the amount of any fees paid by or on behalf of GNA to or accrued for the benefit of any member of the GMSP Group under Rule 12b-1 promulgated under the Investment Company Act of 1940, as amended, plus (iii) the amount of any finder's fees, brokerage commissions or other benefit or compensation paid by or on behalf of GNA to or accrued for the benefit of any member of the GMSP Group in connection with any transaction in Securities pursuant to this Agreement. Notwithstanding anything to the contrary contained in this Agreement, (x) no Fees shall be payable with respect to any portion of the Portfolio invested in Cash during a majority of the days in the given calendar month and (y) the Committee and GMSP may agree upon a different Fee structure for special situations.

         (b) The Fees shall be based on the Fair Market Value of the assets in the Portfolio at the end of each calendar month, and shall be calculated at the end of each calendar month based upon the actual number of days elapsed during the calendar month, during which this Agreement is in effect over a year of 365 days. Within fifteen (15) days after the end of each calendar month, GNA shall pay to GMSP



INVESTMENT MANAGEMENT AGREEMENT        6
the Fees earned with respect to the preceding calendar month. In the event of termination prior to the end of a calendar month, GNA will pay to GMSP a prorated portion of the Fees based upon the Fair Market Value of the assets in the Portfolio at the time of termination. No other fees, charges or assessments shall be payable by GNA to or for the benefit of GMSP or any member of the GMSP Group with respect to the services performed by GMSP pursuant to this Agreement, provided that GNA shall have the responsibility to reimburse GMSP for GMSP's payment of any amounts described pursuant to Section 4(d) below. There shall not be any annual reconciliation, adjustment or other "true-up" at the end of each calendar year.

         (c) GMSP shall be solely responsible for all of its general and administrative costs and expenses incurred in connection with performing its duties and obligations under this Agreement, which shall consist of all costs and expenses in connection with the provision of office space and facilities, equipment and personnel for servicing the investments of the Portfolio and the salaries and fees of all personnel employed by GMSP performing services relating to research, statistical and investment activities.

         (d) GNA shall be responsible for, and pay directly, the following costs and expenses related to GMSP's performance of its duties pursuant to this Agreement that are reasonable and payable to Persons not affiliated with the GMSP Group:

              (i) brokerage commissions and other costs, fees and expenses incurred in the purchase and sale of Securities;

              (ii) fees and expenses of custodians selected pursuant to Section 2(b);

              (iii) costs related to third party Proceedings involving GNA's ownership of Securities pursuant to this Agreement, directly or indirectly, including, without limitation, attorneys' fees incurred in connection therewith (but excluding all costs related to Proceedings or other disputes between GNA and GMSP or any member of the GMSP Group or which constitute Cause);

              (iv) interest on and fees and expenses arising out of all borrowings made by GNA with respect to the purchase of Securities, including, but not limited to, the arranging thereof;

              (v) taxes, fees or other governmental charges levied against GNA; and

              (vi) any other expense, whether ordinary or extraordinary, that is determined by the Committee to be appropriate for GNA to pay pursuant to this Agreement.

         (e) In discharging its duties pursuant to this Agreement, GMSP may give preference, and may cause GNA to pay higher negotiated commission rates, to unaffiliated brokers which, in addition to having the capacity of obtaining the best price for the Security itself and of executing the order with speed, efficiency and confidentiality, also provide Research to GMSP or GNA. Research furnished by brokers through whom Securities transactions are effected may be used by GMSP in servicing all of its accounts, and there shall be no reduction in the compensation of GMSP hereunder as a consequence of its receipt of such Research. In the allocation of brokerage, however, GMSP must determine in good faith, and demonstrate to GNA upon request, that the amount of the commission is reasonable in relation to the value of the brokerage services and Research provided by the broker, viewed in terms of either the particular transaction or GMSP's overall responsibilities with respect to the Portfolio. In the allocation of brokerage for the



INVESTMENT MANAGEMENT AGREEMENT        7

Portfolio, GMSP shall be subject always to Applicable Law and such policies and requirements that the Committee may adopt or approve as reflected in the Policy Letter.

         (f) In the event that, in any calendar month, the aggregate amount of Fees (as such term is defined in the respective GNA Investment Management Agreements) paid to GMSP by the GNA Entities pursuant to the GNA Investment Management Agreements is less than $75,000, GNA shall pay to GMSP an amount equal to the product of (i) the quotient of the Fair Market Value of the Portfolio divided by the Fair Market Value of all of the Portfolios (as such term is defined in the respective GNA Investment Management Agreements) of all of the GNA Entities, multiplied by (ii) an amount equal to the difference between $75,000 and the sum of the aggregate Fees paid to GMSP by all of the GNA Entities with respect to such calendar month.

    5.   ACTIVITIES OF GMSP.

         (a) The services of GMSP to GNA are not deemed to be exclusive, and GMSP shall be free to engage in any other business or to render similar services to others. GMSP and any member of the GMSP Group may engage independently or with others, for its or their own accounts and for the accounts of others, in other business ventures and activities of every nature and description, including, without limitation, purchasing, selling or holding Securities for the account of any other Person or for its or his own account, including Securities included within the Portfolio or eligible for investment pursuant to this Agreement; provided, that the management of such entities and accounts do not interfere with the performance of their obligations and duties to GNA pursuant to this Agreement. GNA shall not have any rights or obligations by virtue of this Agreement in and to such independent ventures and activities or the income or profits derived therefrom. The foregoing notwithstanding, without the prior written consent of GNA in a specific case, GMSP shall at all times adhere, and cause the members of the GMSP Group or the GMSP Principals, as the case may be, to adhere, to the following:

              (i) Neither GMSP nor any member of the GMSP Group shall act, either as principal or agent, on the opposite side of any transaction in which GNA or the Portfolio is involved.

              (ii) GMSP and each GMSP Principal shall at all times (A) place the interests of GNA before such member's personal transactional interests; (B) conduct all personal transactions in Securities in such a manner as to avoid any actual or potential conflict of interest or abuse of such Person's position of trust and confidence in relation to GNA; and (C) promptly disclose to GNA all personal transactions made by or on behalf of such Person in Securities which are or were at any time during the preceding two years in the Portfolio or issued by Persons whose Securities are in the Portfolio.

         (b) On any issue involving an actual or potential conflict of interest which is not specifically authorized by or pursuant to this Agreement, GMSP shall submit such issue to the Committee for prior approval, and shall take such actions, if any, as are determined by the Committee to be necessary or appropriate to ameliorate the conflict of interest. If GMSP carries out the actions specified by the Committee in respect of a matter giving rise to a conflict of interest, neither GMSP nor any member of the GMSP Group shall have any liability to GNA in respect of actions taken in good faith by them as a consequence of the approval by the Committee.

         (c) GMSP shall be liable for any breach of this Section 5 by any member of the GMSP Group as if GMSP had committed such breach.



INVESTMENT MANAGEMENT AGREEMENT        8

    6. DURATION AND TERMINATION. The term of this Agreement shall commence on the date of this Agreement and shall continue until terminated:

         (a)  by the written agreement of GNA and GMSP;

         (b) by GMSP upon not less than 90 days written notice to GNA at any time after the third anniversary hereof;

         (c) by GNA upon not less than 90 days written notice to GMSP at any time after the third anniversary hereof;

         (d) by GNA, at any time, immediately upon written notice to GMSP following (i) the good faith determination by both the Committee and two-thirds of the members of the Board (excluding members of the Board designated for election by GMSP or its successors in interest under the Securities Purchase Agreement or otherwise affiliated with GMSP) that an event that constitutes Cause has occurred and is continuing beyond any applicable period for notice and opportunity to cure or (ii) the commencement by a Governmental Authority of any Proceeding alleging any matter which, if proven, would constitute Cause.

         (e) by GMSP upon not less than 10 days notice in the event that GNA defaults in the performance of any of its material obligations hereunder and such default continues for not less than 10 days after GNA receives notice of such default; provided, however, that in the event that such default is of a nature that it cannot, with due diligence, be cured within 10 days, GMSP may not terminate this Agreement so long as GNA begins to cure such default within 10 days and thereafter diligently pursues such cure to completion.

    Termination of this Agreement shall not terminate GMSP's obligations under
Section 3 to furnish reports concerning facts and circumstances prior to termination or under Section 11 to maintain the confidentiality of Confidential Information , terminate GNA's obligations to pay fees earned by GMSP prior to the date of termination, or terminate either party's obligations to indemnify the other party pursuant to this Agreement.

    7. REPRESENTATIONS AND WARRANTIES OF GMSP.

         (a) GMSP is a limited partnership duly organized, validly existing and in good standing under the Texas Revised Limited Partnership Act, as amended, and has the power and authority to own all of its properties and assets and to carry on its business as now being conducted. GMSP is duly qualified and in good standing (to the extent applicable) to transact business in each jurisdiction in which the performance of its obligations hereunder require such qualification except where the failure to be duly qualified or in good standing would not have or reasonably be expected to have a GMSP Material Adverse Effect.

         (b) GMSP has all requisite power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of GMSP. This Agreement has been duly and validly executed and delivered by GMSP and, assuming the due authorization, execution and delivery hereof by GNA, constitutes the valid and binding obligation of GMSP, enforceable against GMSP in accordance with its terms, except as would be limited by applicable bankruptcy, insolvency, reorganization, fraudulent conveyance or other


INVESTMENT MANAGEMENT AGREEMENT        9
similar laws affecting the enforcement of creditors' rights generally and except that the availability of equitable remedies, including specific performance, may be subject to the discretion of any court before which any proceeding therefor may be brought.

         (c) No declaration, filing or registration with, or notice to or authorization, consent or approval of any Governmental Authority is necessary for the execution, delivery and performance of this Agreement by GMSP other than as described in the Securities Purchase Agreement or with any GNA Applicable Insurance Department.

         (d) The execution, delivery and performance of this Agreement by GMSP do not and will not result in any violation by GMSP under any provisions of:

              (i) the partnership agreement or similar governing documents of GMSP;

              (ii) any statute, law, ordinance, rule, regulation, judgment, decree, order, injunction, writ, permit or license of any Governmental Authority applicable to GMSP or any of its properties or assets; or

              (iii) any note, bond, mortgage, indenture, deed of trust, license, franchise, permit, concession, contract, lease or other instrument, obligation or agreement of any kind to which GMSP is now a party or by which it or any of its properties or assets may be bound or affected;

excluding from the foregoing clauses (ii) and (iii) such violations as could not, individually or in the aggregate, reasonably be expected to have a GMSP Material Adverse Effect;

         (e) There is no Proceeding pending, or to the knowledge of GMSP, threatened against GMSP that questions the validity of this Agreement or any action to be taken by GMSP in connection with this Agreement except as could not, individually or in the aggregate, reasonably be expected to have a GMSP Material Adverse Effect.

         (f) GMSP is, and during the term of this Agreement will continue to be
(i) either exempt from registration or duly registered as an investment adviser under the Investment Advisers Act of 1940 and all Applicable Laws and (ii) qualified and eligible to manage the Portfolio under the statutes and regulations administered by the GNA Applicable Insurance Departments, provided that GNA shall inform GMSP immediately in the event that GNA becomes aware of any changes in the qualification and eligibility requirements with respect to such statutes and regulations. GMSP will provide prompt written notice to GNA if GMSP ceases to be so registered or qualified or becomes aware of any fact, event or circumstance which will or is reasonably likely to cause it to cease to be so registered or qualified.

         (g) Taken in the aggregate, the factual information (including, without limitation, information regarding its knowledge, investment experience and investment track record) furnished by GMSP to GNA subsequent to May 11, 1999 in writing for purposes of this Agreement did not contain untrue statements of material facts, or omit to state material facts necessary to make the statements made not misleading in the light of the circumstances under which they were made, as of the date as of which such information is dated. All financial forecasts prepared and furnished by GMSP to GNA subsequent to May 11, 1999 were prepared in good faith on the basis of assumptions believed to be reasonable and data,


INVESTMENT MANAGEMENT AGREEMENT        10
information, tests or conditions believed to be valid or accurate or to exist at the time such forecasts were prepared.

         (h) All of the equipment, Software and computer hardware owned or used by GMSP or used and operated by third parties on behalf of GMSP, which performs or is or may be required to perform functions involving dates or the computation of dates, or containing date related data, has the programming, design and performance capabilities to ensure that:

              (i) it will not suffer any Malfunction that would reasonably be expected to have a GMSP Material Adverse Effect; and

              (ii) it will not, as a result of the date change at the end of the twentieth century or the input, processing, storage or use of dates up to and including December 31, 2001, (A) be adversely affected, (B) require changes in inputting or operating practices, (C) produce invalid or incorrect output or results, (D) cause any abnormal ending scenario, or (E) suffer any diminution in functionality or performance that, in any of the above, could reasonably be expected to have a GMSP Material Adverse Effect.

    8. REPRESENTATIONS AND WARRANTIES OF GNA.

         (a) GNA is a corporation duly organized and validly existing under the laws of the State of Texas, and has the power and authority to own all of its properties and assets and to carry on its business as now being conducted. GNA is duly qualified and in good standing to transact business in each jurisdiction in which the performance of its obligations hereunder require such qualification except where the failure to be duly qualified or in good standing would not have or reasonably be expected to have a GNA Material Adverse Effect.

         (b) GNA has all requisite power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of GNA. This Agreement has been duly and validly executed and delivered by GNA and, assuming the due authorization, execution and delivery hereof by GMSP, constitutes the valid and binding obligation of GNA, enforceable against GNA in accordance with its terms, except as would be limited by applicable bankruptcy, insolvency, reorganization, fraudulent conveyance or other similar laws affecting the enforcement of creditors' rights generally and except that the availability of equitable remedies, including specific performance, may be subject to the discretion of any court before which any proceeding therefor may be brought.

         (c) No declaration, filing or registration with, or notice to or authorization, consent or approval of any Governmental Authority is necessary for the execution, delivery and performance of this Agreement by GNA other than as described in the Securities Purchase Agreement or with any GNA Applicable Insurance Department.

         (d) The execution, delivery and performance of this Agreement by GNA do not and will not result in any violation by GNA under any provisions of:

              (i) articles of incorporation or similar governing documents of GNA;


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

              (ii) any statute, law, ordinance, rule, regulation, judgment, decree, order, injunction, writ, permit or license of any Governmental Authority applicable to GNA or any of its properties or assets; or

              (iii) any note, bond, mortgage, indenture, deed of trust, license, franchise, permit, concession, contract, lease or other instrument, obligation or agreement of any kind to which GNA is now a party or by which it or any of its properties or assets may be bound or affected;

excluding from the foregoing clauses (ii) and (iii) such violations as could not, in the aggregate, reasonably be expected to have a GNA Material Adverse Effect.

         (e) There is no Proceeding pending, or to the knowledge of GNA, threatened against GNA that questions the validity of this Agreement or any action to be taken by GNA in connection with this Agreement except as could not, in the aggregate, reasonably be expected to have a GNA Material Adverse Effect.

         (f) GNA has such knowledge and experience in financial and business matters that it is capable of evaluating the risks and merits of entering into this Agreement.

         (g) No part of the funds to be used to purchase and hold Securities or to pay any amounts pursuant to this Agreement constitutes an asset of any employee benefit plan within the meaning of Section 3 of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and GNA is not a "benefit plan investor" (as such term is defined in 29 C.F.R. Section 2510.3-101(f)(2)).

    9. LIABILITY. It is recognized that decisions concerning investments or potential investments involve the exercise of judgment and the risk of loss. To the extent permitted by Applicable Law, neither GMSP nor any of its officers, directors, or employees nor other members of GMSP Group shall be liable for any loss suffered by GNA on account of such investments, or any act taken or omission made in good faith under this Agreement. For purposes of the foregoing sentence, no action or omission by GMSP shall be considered to have been made "in good faith" if GMSP was negligent, violated any law, or made any misrepresentation (whether affirmatively or by omission).

    10. INDEMNIFICATION.

         (a) GNA shall indemnify, defend, and hold harmless GMSP and the GMSP Principals from and against any and all claims, actions, causes of action, demands, losses, damages, liabilities, costs, and expenses (including reasonable attorneys' fees and expenses) (collectively, "Damages"), asserted against, resulting to, imposed upon, or incurred by any of them, directly or indirectly, by reason of or resulting from (i) any Breach by GNA of any of its representations, warranties, covenants, or agreements contained in this Agreement or in any certificate, instrument, or document delivered pursuant hereto or (ii) any Proceeding brought against any of them by a Person other than GNA or any of its Affiliates, Associates or shareholders in respect of any action taken in good faith on behalf of GNA in the course of the performance of GMSP's duties under this Agreement; provided, however, that GNA shall indemnify, defend, and hold harmless GMSP and the GMSP Principals from and against any reasonable expenses incurred by such Person(s) in connection with a Proceeding brought against any of them by any of GNA's shareholders if such Person(s) is wholly successful, on the merits or otherwise, in the defense of such Proceeding, and provided, further, that GNA's obligation to indemnify, defend and hold harmless as provided in this Section


INVESTMENT MANAGEMENT AGREEMENT        12

10(a) shall not apply to the first $750,000 in the aggregate of claims hereunder (other than claims for expenses in defending a Proceeding for which the Person is entitled to indemnification under clause (ii) of this Section) and provided, further, that such $750,000 amount shall be reduced dollar-for-dollar by an amount equal to the cumulative aggregate of all claims made under one or more of the GNA Investment Management Agreements.

         (b) GMSP shall indemnify, defend, and hold harmless GNA and its Affiliates, Associates, directors, officers and employees from and against any and all Damages asserted against, resulting to, imposed upon, or incurred by any of them, directly or indirectly, by reason of or resulting from any Breach by GMSP of any of its representations, warranties, covenants, or agreements contained in this Agreement or in any certificate, instrument, or document delivered pursuant hereto; provided, however, that GMSP's obligation to indemnify, defend and hold harmless as provided in this Section 10(b) shall not apply to the first $750,000 in the aggregate of claims hereunder and provided, further, that such $750,000 amount shall be reduced dollar-for-dollar by an amount equal to the cumulative aggregate of all claims made under one or more of the GNA Investment Management Agreements.

         (c) Promptly after receipt by an indemnified party under Section 10(a) or (b) of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party under such Section, give written notice to the indemnifying party of the commencement thereof, but the failure so to notify the indemnifying party shall not relieve it of any liability that it may have to any indemnified party except to the extent the indemnifying party demonstrates that the defense of such action is prejudiced thereby. In case any such action shall be brought against an indemnified party and it shall give written notice to the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it may wish, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party. If the indemnifying party elects to assume the defense of such action, the indemnified party shall have the right to employ separate counsel at its own expense and to participate in the defense thereof. If the indemnifying party elects not to assume (or fails to assume) the defense of such action, the indemnified party shall be entitled to assume the defense of such action with counsel of its own choice, at the expense of the indemnifying party. If the action is asserted against both the indemnifying party and the indemnified party and there is a conflict of interests which renders it inappropriate for the same counsel to represent both the indemnifying party and the indemnified party, the indemnifying party shall be responsible for paying for separate counsel for the indemnified party; provided, however, that if there is more than one indemnified party, the indemnifying party shall not be responsible for paying for more than one separate firm of attorneys to represent the indemnified parties, regardless of the number of indemnified parties. The indemnifying party shall have no liability with respect to any compromise or settlement of any action effected without its written consent (which shall not be unreasonably withheld).

    11. CONFIDENTIALITY. Each of GMSP and GNA shall keep all Confidential Information in confidence, and shall not disclose said information to any other party other than such party's employees, advisors, attorneys and accountants, who will be advised of the confidential nature of information. Each party shall protect the Confidential Information with the same degree of care as such party normally uses in the protection of its confidential and proprietary information. Each party further agrees not to use Confidential Information for any purpose except in connection with the performance of its duties under this Agreement. The restrictions set forth herein shall not apply with respect to Confidential Information which (i) is already generally available to the public when received by such party; (ii) becomes available to the


INVESTMENT MANAGEMENT AGREEMENT        13
public through no fault of any member of the GMSP Group or GNA, as applicable; or (iii) is required to be disclosed by Applicable Law or a Governmental Authority.

    12. INSURANCE. GMSP shall maintain at all times during the term of this Agreement fiduciary liability insurance of the type customary for investment managers in similar situations naming GNA as an insured with such limits, terms, conditions and "tail" provisions as are reasonably acceptable to GNA and GMSP and shall provide GNA with complete copies of all binders and other policy information. GMSP also shall obtain and maintain a fidelity bond in the amount of not less than $5,000,000 and otherwise containing terms and conditions reasonably acceptable to GNA. In the event that any such policy or bond is canceled or suspended, GMSP promptly shall notify GNA in writing.

    13. NOTICES. All notices required to be given in writing hereunder shall be deemed to have been given if (i) delivered personally or by documented courier or delivery service, (ii) transmitted by facsimile or (iii) mailed by registered or certified mail (return receipt requested and postage prepaid) to the following listed Persons at the addresses and facsimile numbers specified below, or to such other Persons, addresses or facsimile numbers as a party entitled to notice shall give, in the manner hereinabove described, to the others entitled to notice:

             If to GMSP, to:       777 Main Street, Suite 2250
                                   Fort Worth, Texas 76102
                                   Attention:  J. Randall Chappel
                                   Fax:  (817) 820-6651

             If to GNA, to:        500 Commerce Street
                                   Fort Worth, Texas 76102-5439
                                   Attention:  Chief Executive Officer
                                   Fax: (817) 338-1454

If given personally or by documented courier or delivery service, a notice shall be deemed to have been given when it is received. If transmitted by facsimile, a notice shall be deemed to have been given on the date received, if electronic confirmation of receipt occurs during normal business hours on a Business Day, and otherwise, on the first Business Day following electronic confirmation of receipt. If given by mail, it shall be deemed to have been given on the third Business Day following the day on which it was posted.

     14. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof.

     15. NATURE OF RELATIONSHIP. The parties hereto intend that the services provided by GMSP to GNA pursuant to this Agreement are being provided as an independent contractor. Nothing contained in this Agreement shall constitute or be construed to be or create a general partnership or joint venture between GMSP and GNA or their respective successors or assigns.

     16. BINDING EFFECT; ASSIGNMENT; NO THIRD PARTY BENEFIT. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, legal representatives, successors, and permitted assigns. Neither this Agreement nor any of the rights, interests, or obligations hereunder may be assigned by either of the parties hereto without the prior written consent of the other party. Nothing in


INVESTMENT MANAGEMENT AGREEMENT        14
this Agreement, express or implied, is intended to or shall confer upon any Person other than the parties hereto, and their respective heirs, legal representatives, successors, and permitted assigns, any rights, benefits, or remedies of any nature whatsoever under or by reason of this Agreement.

     17. INTERPRETATION. The headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement. For purposes of this Agreement, the words "includes" and "including" shall mean "including without limitation" and the word "or" is used in the inclusive sense. All capitalized terms defined herein are equally applicable to both the singular and plural forms.

     18. SEVERABILITY. In the event that this Agreement, or any of its provisions, or the performance of any provision, is found to be illegal or unenforceable under applicable law now or hereafter in effect, the parties shall be excused from performance of such portions of this Agreement as shall be found to be illegal or unenforceable under the applicable laws or regulations without affecting the validity of the remaining provisions of the Agreement.

     19. TIME OF ESSENCE. With regard to all dates and time periods set forth in this Agreement, time is of the essence.

     20. NO WAIVER OF PRIVILEGE. Neither GNA nor GMSP nor any of their respective subsidiaries or affiliates waives any attorney-client, work product or other privilege with respect to any information furnished pursuant to this Agreement.

     21. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS THEREOF.

     22. COUNTERPARTS. This Agreement may be executed by the parties hereto in any number of counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same agreement. Each counterpart may consist of a number of copies hereof each signed by less than all, but together signed by all, the parties hereto.


INVESTMENT MANAGEMENT AGREEMENT        15

     IN WITNESS WHEREOF, GMSP and GNA have caused this Agreement to be executed all as of the day and year first above written.


                         GAINSCO, INC.


                         By:
                            ----------------------------------------------------
                                    Glenn W. Anderson
                                    President and Chief Executive Officer



                         GOFF MOORE STRATEGIC PARTNERS, L.P.,
                             a Texas limited partnership


                         By:  GMSP Operating Partners, L.P., its general partner
                         By:  GMSP, L.L.C., its general partner


                                  By:
                                     -------------------------------------------
                                     John C. Goff, Managing Principal


                                  By:
                                     -------------------------------------------
                                     J. Randall Chappel, Principal


INVESTMENT MANAGEMENT AGREEMENT        16

                                    EXHIBIT B
    [Form of Investment Management Agreement for GNA Insurance Subsidiaries]

                         INVESTMENT MANAGEMENT AGREEMENT
                                       FOR


    THIS INVESTMENT MANAGEMENT AGREEMENT (this "Agreement") is entered into this ___ day of _____, 1999, by and between Goff Moore Strategic Partners, L.P., a Texas limited partnership ("GMSP"), and _______________ ("GNA"), a subsidiary of GAINSCO, INC. ("Parent").

    WHEREAS, GNA is a regulated insurance company;

    WHEREAS, GNA desires to appoint GMSP to serve as investment manager with respect to certain investments held by it; and

    WHEREAS, GMSP is willing to provide investment advisory services to GNA on the terms and conditions hereinafter set forth.

    NOW, THEREFORE, for and in consideration of the premises, the mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, GMSP and GNA hereby agree as follows:

    1. DEFINITIONS. As used in this Agreement, the following terms have the following meanings:

    "Affiliate" means, with respect to any Person, any other Person that directly, or indirectly, through one or more intermediaries controls, is controlled by or is under common control with such specified Person. For this purpose the term "control" (including the terms "controlling", "controlled by" and "under common control with") shall mean the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person whether through the ownership of voting Securities, by contract, or otherwise.

    "Agreement" has the meaning set forth in the first paragraph hereof.

    "Applicable Law" means any statute, law, rule, policy, guideline, or regulation or any judgment, order, writ, injunction, or decree of any Governmental Authority to which a specified Person or property is subject.

    "Associate" means (i) any corporation or entity (other than GNA, Parent or a Subsidiary of GNA or Parent) of which such Person is an officer or partner or is, directly or indirectly, the beneficial owner of 10 percent or more of any class of Equity Securities, (ii) any trust or other estate in which such Person has a substantial beneficial interest or as to which such Person serves as trustee or in a similar fiduciary capacity, and (iii) any relative or spouse of such Person, or any relative of such Person, or any relative of such spouse, who has the same home as such Person or who is a director or officer of GNA or any of its Subsidiaries.

    "Board" means the board of directors of GNA.

INVESTMENT MANAGEMENT AGREEMENT        1

    "Breach" means any violation or breach of, any misrepresentation or inaccuracy in, any default under, or any failure to perform or comply with any representation, warranty, covenant, obligation, or other provision of this Agreement.

    "Business Day" means any day other than a Saturday or Sunday on which national banks are open for business in Fort Worth, Texas and New York, New York.

    "Cash" means any currency or immediately available funds on deposit with a financial institution.

    "Cause" means that GMSP has committed or engaged in (i) any malfeasance, bad faith or negligence in respect of GMSP's material duties pursuant to this Agreement; (ii) any commission of any fraud by GMSP; (iii) any conviction or indictment of or plea of no contest to any felony by GMSP or any member of the GMSP Group; (iv) any violation of the provisions of the U. S. federal securities laws or state securities laws by GMSP or any GMSP Principal; or (v) any material breach by GMSP of its obligations (including, without limitation, its obligations to observe and comply with the provisions of the Policy Letter) under, or its representations or warranties in, this Agreement if such breach continues for more than 10 days after GMSP receives written notice, specifying such breach with particularity and demanding cure, from GNA.

    "Committee" means the Board's Investment Committee, none of the members of which shall be members of the GMSP Group.

    "Confidential Information" means information received by GMSP from GNA or received by GNA from GMSP that is not generally known or which would logically be considered confidential or proprietary, or which would do GNA or GMSP, as applicable, harm if divulged, or which is marked "Confidential Information."

    "Damages" has the meaning set forth in Section 10.

    "Equity Securities" means any capital stock or other equity interests of any Person, any Securities directly or indirectly convertible into, or exercisable or exchangeable for any capital stock or other equity interests of any Person, or any right, option, warrant or other Security which, with the payment of additional consideration, the expiration of time or the occurrence of any event shall give the holder thereof the right to acquire any capital stock or other equity interests of any Person or any Security convertible into or exercisable or exchangeable for, any capital stock or other equity interests of any Person.

    "Fair Market Value" means as to any Securities on any date, (a) if such Securities are listed or admitted to trading on any national securities exchange on any such trading day, the amount equal to the last sale price of such Securities, regular way settlement, on such dates or, if no such sale takes place on a date, the average of the closing bid and asked prices thereof on such date, in each case as officially reported on the principal national securities exchange on which such Securities are then listed or admitted to trading, (b) if such Securities are not then listed or admitted to trading on any national securities exchange but are reported through the automated quotation system of a registered securities association, the last trading price of such Securities on such dates, or if there shall have been no trading on a date, the average of the closing bid and asked prices of such Securities on such date as shown by such automated quotation system or (c) if such Securities are not then so listed, admitted to trading or reported, the value determined by GMSP subject to review and approval by the Committee, which valuation shall be equal to (i) cost or
(ii) in the event that either GMSP or the Committee determine that there has been a material change in the value of such Securities since the date of acquisition of such Securities, such other valuation as is reflective of the value


INVESTMENT MANAGEMENT AGREEMENT        2
of such Securities; provided, however, that, if GMSP and the Committee are unable to agree on such fair market value, such Securities shall be valued by such nationally recognized independent public accounting firm or investment banking firm designated by the Committee and reasonably acceptable to GMSP. Any such third-party valuation shall be final and binding on the parties and enforceable in accordance with the provisions of the Texas General Arbitration Act, and the costs and expenses thereof shall be shared equally by GMSP and GNA.

    "Fees" has the meaning set forth in Section 4.

    "GAAP" means generally accepted accounting principles for financial reporting in the U.S., consistently applied.

    "GMSP" has the meaning set forth in the introductory paragraph of this Agreement.

    "GMSP Group" means GMSP together with its Affiliates, Associates and employees, including without limitation GMSP's partners, the partners of the general partner of GMSP and the GMSP Principals.

    "GMSP Material Adverse Effect" means any condition, circumstance or development having an adverse effect on the ability of GMSP to conduct business, the financial condition or the results of operations of GMSP that is material to GMSP or as to the ability of GMSP to perform its obligations pursuant to this Agreement, excluding any such condition, circumstance or development which adversely affects the U.S. economy, financial markets or the insurance industry generally.

    "GMSP Principals" shall mean John C. Goff, J. Randall Chappel and any other Persons employed by or otherwise affiliated with GMSP or its general partner who have access to information regarding particular Securities being considered for purchase or sale by GNA. The parties recognize that the limited partners of GMSP as of the date hereof are not GMSP Principals.

    "GNA" has the meaning set forth in the introductory paragraph of this Agreement.

    "GNA Applicable Insurance Department" means the [Oklahoma Department of Insurance] [the Texas Department of Insurance].

    "GNA Entities" means GAINSCO, INC., a Texas corporation; MGA Insurance Company, Inc., a Texas corporation; GAINSCO County Mutual Insurance Company, a Texas mutual insurance company; and General Agents Insurance Company of America, Inc., an Oklahoma corporation.

    "GNA Investment Management Agreements" means the Investment Management Agreements of even date herewith between GMSP and each of the GNA Entities, including this Agreement.

    "GNA Material Adverse Effect" means any condition, circumstance or development having an adverse effect on the ability to conduct business, the financial condition or the results of operations of GNA and its Subsidiaries that is material to Parent and its Subsidiaries taken as a whole or as to the ability of GNA to perform its obligations pursuant to this Agreement, excluding any such condition, circumstance or development which adversely affects the U.S. economy, financial markets or insurance industry generally.


INVESTMENT MANAGEMENT AGREEMENT        3

    "good faith", when used in respect of any action, means that the action was taken with (i) honesty of intention, (ii) freedom from knowledge of circumstances which ought to put the Person taking such action on inquiry or negligence, and (iii) intention to abstain from taking any unconscientious advantage of another.

    "Governmental Authority" means any U.S. federal, state, local, foreign, supernational or supranational court or tribunal, governmental, regulatory or administrative agency, department, bureau, authority, commission or arbitral panel.

    "Investment Grade Debt Obligations" means any interest bearing debt obligations issued by any Person, including a Governmental Authority, rated at least "B minus" or the equivalent thereof by Standard & Poor's Corporation or Moody's Investor's Service, Inc.

    "Malfunction" means any failure to: (a) accurately recognize dates falling before, on or after the Year 2000; or (b) accurately record, store, retrieve and process data input and date information.

    "Parent" has the meaning set forth in the first paragraph hereof.

    "Person" means any individual, corporation, partnership, limited liability company, association, trust or other entity or organization, including any Governmental Authority.

    "Policy Letter" has the meaning set forth in Section 2.

    "Portfolio" means those investments held by GNA in Securities of the type more particularly described under the category "Investments" in Parent's periodic filings with the SEC.

    "Proceedings" means all proceedings, actions, suits, investigations, and inquiries by or before any arbitrator or Governmental Authority.

    "Research" means research, statistical and similar information and services.

    "SEC" means the Securities and Exchange Commission.

    "Security" means any capital stock, partnership interest, membership interest, subscription, certificate of trust or other ownership interest, warrant, bond, note, debenture, or other debt or equity interest of any Person commonly known as a "security," and all rights and options relating to any of the foregoing, regardless of whether traded on a national securities exchange; but shall not include Cash Equivalents.

    "Securities Purchase Agreement" means the Securities Purchase Agreement dated June ___, 1999, between GMSP and Parent.

    "Short Term Debt" means any note, draft, bill of exchange, or similar security which has a maturity at the time of issuance of not exceeding nine (9) months exclusive of days of grace, or any renewal thereof the maturity of which is likewise limited.

    "Subsidiary" means, with respect to any Person, any corporation or other entity (including partnerships and other business associations) in which the Person directly or indirectly owns at least a majority of the outstanding voting Securities or other equity interests having the power, under ordinary


INVESTMENT MANAGEMENT AGREEMENT        4
circumstances, to elect a majority of the directors, or otherwise to direct the management and policies, of such corporation or other entity.

    "U.S." means the United States of America.

    "Year 2000" means the calendar year 2000 A.D.

    2. INVESTMENT MANAGER. GNA hereby retains GMSP, and GMSP agrees to serve, as investment manager with respect to the Portfolio on the terms and conditions hereinafter set forth:

         (a) The investment policies and all other actions of the Portfolio are and shall at all times be subject to the oversight and direction of the Committee. GMSP shall manage the Portfolio in accordance with the investment objectives and policies set forth in the letter (the "Policy Letter") heretofore delivered to GMSP by GNA. GNA may amend or supplement the contents of the Policy Letter, including the investment criteria and other instructions set forth therein, in whole or in part and at any time and from time to time; provided, however, that no amendment or supplement shall be binding upon GMSP until GMSP is notified of the amendment or supplement; and provided further, that in the event that an amended or supplemented Policy Letter shall require GMSP to make any changes in the manner in which GMSP has performed its services pursuant to this Agreement, GMSP shall have a reasonable time period to comply with such changes. GMSP shall periodically evaluate the provisions of the Policy Letter and provide GNA with any recommendations for the amendment or supplementation of the provisions of the Policy Letter that GMSP deems advisable for the benefit of GNA. To the extent that the provisions of the Policy Letter, as the same may be amended or supplemented from time to time, conflict with the provisions of this Agreement, the provisions of this Agreement shall control.

         (b) GNA will retain ownership and control of the assets in the Portfolio at all times. The assets shall be held for the benefit of GNA solely at one or more financial institutions or other locations specified from time to time in the Policy Letter.

         (c) Subject to the provisions of the Policy Letter and the oversight and direction of the Committee, GMSP shall have authority to make all specific investment decisions with respect to the assets in the Portfolio.

         (d) GMSP shall exercise its discretion and discharge its obligations under this Agreement in compliance with all Applicable Laws.

         (e) GMSP shall employ and dedicate to GNA continuously during the term of this Agreement a qualified investment portfolio manager reasonably acceptable to GNA, who shall have the primary responsibilities of coordinating all aspects of the day-to-day investment activities of the Portfolio.

         (f) GNA acknowledges that GMSP has informed GNA that GMSP currently is not registered as an (i) investment adviser under the Investment Advisers Act of 1940, as amended, and all other Applicable Laws or (ii) a broker or dealer under the Securities Exchange Act of 1934, as amended, and all other Applicable Laws.


INVESTMENT MANAGEMENT AGREEMENT        5

    3.   REPORTS.

         (a) GMSP shall provide to GNA periodic financial reports with respect to the assets in and investment performance of the Portfolio. The reports shall include such financial information in such format as GNA may reasonably request in connection with the administration of the Portfolio and a record of all transactions effected during the interim period from the preceding report, including the price per Security, the broker or dealer executing the transaction and the commissions paid. The reports shall be made with such frequency, but not less often than within 20 days following the end of each calendar month, as GNA may reasonably request in connection with the administration of the Portfolio; provided that the late delivery of a complete report no more than one time in any three-year period with respect to any particular Security in the Portfolio shall not constitute a Breach of this Agreement if (i) the delay was caused by the failure of an unaffiliated Person in providing information to GMSP that had been timely requested by GMSP, (ii) any portion of the report that is not dependent upon the unaffiliated Person is delivered to GNA by GMSP on a timely basis, and (iii) GMSP uses its commercially reasonable efforts to cause such late report to be delivered as promptly as practicable.

         (b) GMSP shall (i) afford GNA and its authorized representatives reasonable access to the GMSP Principals, GMSP's offices and other facilities, and all books, records and other documents of GMSP relating to the Portfolio or this Agreement and (ii) permit GNA and its authorized representatives to make such inspections and copies of all books, records and other documents as they may reasonably require to verify the accuracy of any report furnished pursuant to Section 3(a).

    4.   COMPENSATION; EXPENSES.

         (a) For services performed by GMSP, GNA agrees to pay to GMSP investment management fees (the "Fees") equal on an annual basis to (i) 30 basis points multiplied by the Fair Market Value with respect to any portion of the Portfolio invested in Short Term Debt or Investment Grade Debt Obligations at the end of a given calendar month or during a majority of the days in the given calendar month and (ii) 100 basis points multiplied by the Fair Market Value with respect to any portion of the Portfolio invested in Equity Securities or other alternative investments in Securities which are not Investment Grade Debt Obligations. The Fees otherwise payable with respect to any calendar month (or prorated portion thereof) shall be reduced by an amount equal to the sum of (i) the amount of fees, commissions and expenses paid by or on behalf of GNA to any investment or mutual fund from which any member of the GMSP Group is eligible to receive compensation or profits plus (ii) the amount of any fees paid by or on behalf of GNA to or accrued for the benefit of any member of the GMSP Group under Rule 12b-1 promulgated under the Investment Company Act of 1940, as amended, plus (iii) the amount of any finder's fees, brokerage commissions or other benefit or compensation paid by or on behalf of GNA to or accrued for the benefit of any member of the GMSP Group in connection with any transaction in Securities pursuant to this Agreement. Notwithstanding anything to the contrary contained in this Agreement, (x) no Fees shall be payable with respect to any portion of the Portfolio invested in Cash during a majority of the days in the given calendar month and (y) the Committee and GMSP may agree upon a different Fee structure for special situations.

         (b) The Fees shall be based on the Fair Market Value of the assets in the Portfolio at the end of each calendar month, and shall be calculated at the end of each calendar month based upon the actual number of days elapsed during the calendar month, during which this Agreement is in effect over a year of 365 days. Within fifteen (15) days after the end of each calendar month, GNA shall pay to GMSP the Fees earned with respect to the preceding calendar month. In the event of termination prior to the end of a calendar month, GNA will pay to GMSP a prorated portion of the Fees based upon the Fair Market Value of the assets in the Portfolio at the time of termination. No other fees, charges or assessments shall be payable by GNA to or for the benefit of GMSP or any member of the GMSP Group with respect to the


INVESTMENT MANAGEMENT AGREEMENT        6
services performed by GMSP pursuant to this Agreement, provided that GNA shall have the responsibility to reimburse GMSP for GMSP's payment of any amounts described pursuant to Section 4(d) below. There shall not be any annual reconciliation, adjustment or other "true-up" at the end of each calendar year.

         (c) GMSP shall be solely responsible for all of its general and administrative costs and expenses incurred in connection with performing its duties and obligations under this Agreement, which shall consist of all costs and expenses in connection with the provision of office space and facilities, equipment and personnel for servicing the investments of the Portfolio and the salaries and fees of all personnel employed by GMSP performing services relating to research, statistical and investment activities.

         (d) GNA shall be responsible for, and pay directly, the following costs and expenses related to GMSP's performance of its duties pursuant to this Agreement that are reasonable and payable to Persons not affiliated with the GMSP Group:

              (i) brokerage commissions and other costs, fees and expenses incurred in the purchase and sale of Securities;

              (ii) fees and expenses of custodians selected pursuant to Section 2(b);

              (iii) costs related to third party Proceedings involving GNA's ownership of Securities pursuant to this Agreement, directly or indirectly, including, without limitation, attorneys' fees incurred in connection therewith (but excluding all costs related to Proceedings or other disputes between GNA and GMSP or any member of the GMSP Group or which constitute Cause);

              (iv) interest on and fees and expenses arising out of all borrowings made by GNA with respect to the purchase of Securities, including, but not limited to, the arranging thereof;

              (v) taxes, fees or other governmental charges levied against GNA; and

              (vi) any other expense, whether ordinary or extraordinary, that is determined by the Committee to be appropriate for GNA to pay pursuant to this Agreement.

         (e) In discharging its duties pursuant to this Agreement, GMSP may give preference, and may cause GNA to pay higher negotiated commission rates, to unaffiliated brokers which, in addition to having the capacity of obtaining the best price for the Security itself and of executing the order with speed, efficiency and confidentiality, also provide Research to GMSP or GNA. Research furnished by brokers through whom Securities transactions are effected may be used by GMSP in servicing all of its accounts, and there shall be no reduction in the compensation of GMSP hereunder as a consequence of its receipt of such Research. In the allocation of brokerage, however, GMSP must determine in good faith, and demonstrate to GNA upon request, that the amount of the commission is reasonable in relation to the value of the brokerage services and Research provided by the broker, viewed in terms of either the particular transaction or GMSP's overall responsibilities with respect to the Portfolio. In the allocation of brokerage for the Portfolio, GMSP shall be subject always to Applicable Law and such policies and requirements that the Committee may adopt or approve as reflected in the Policy Letter.

         (f) In the event that, in any calendar month, the aggregate amount of Fees (as such term is defined in the respective GNA Investment Management Agreements) paid to GMSP by the GNA Entities pursuant to the GNA Investment Management Agreements is less than $75,000, GNA shall pay to GMSP


INVESTMENT MANAGEMENT AGREEMENT        7
an amount equal to the product of (i) the quotient of the Fair Market Value of the Portfolio divided by the Fair Market Value of all of the Portfolios (as such term is defined in the respective GNA Investment Management Agreements) of all of the GNA Entities, multiplied by (ii) an amount equal to the difference between $75,000 and the sum of the aggregate Fees paid to GMSP by all of the GNA Entities with respect to such calendar month.

    5.    ACTIVITIES OF GMSP.

         (a) The services of GMSP to GNA are not deemed to be exclusive, and GMSP shall be free to engage in any other business or to render similar services to others. GMSP and any member of the GMSP Group may engage independently or with others, for its or their own accounts and for the accounts of others, in other business ventures and activities of every nature and description, including, without limitation, purchasing, selling or holding Securities for the account of any other Person or for its or his own account, including Securities included within the Portfolio or eligible for investment pursuant to this Agreement; provided, that the management of such entities and accounts do not interfere with the performance of their obligations and duties to GNA pursuant to this Agreement. GNA shall not have any rights or obligations by virtue of this Agreement in and to such independent ventures and activities or the income or profits derived therefrom. The foregoing notwithstanding, without the prior written consent of GNA in a specific case, GMSP shall at all times adhere, and cause the members of the GMSP Group or the GMSP Principals, as the case may be, to adhere, to the following:

              (i) Neither GMSP nor any member of the GMSP Group shall act, either as principal or agent, on the opposite side of any transaction in which GNA or the Portfolio is involved.

              (ii) GMSP and each GMSP Principal shall at all times (A) place the interests of GNA before such member's personal transactional interests; (B) conduct all personal transactions in Securities in such a manner as to avoid any actual or potential conflict of interest or abuse of such Person's position of trust and confidence in relation to GNA; and (C) promptly disclose to GNA all personal transactions made by or on behalf of such Person in Securities which are or were at any time during the preceding two years in the Portfolio or issued by Persons whose Securities are in the Portfolio.

         (b) On any issue involving an actual or potential conflict of interest which is not specifically authorized by or pursuant to this Agreement, GMSP shall submit such issue to the Committee for prior approval, and shall take such actions, if any, as are determined by the Committee to be necessary or appropriate to ameliorate the conflict of interest. If GMSP carries out the actions specified by the Committee in respect of a matter giving rise to a conflict of interest, neither GMSP nor any member of the GMSP Group shall have any liability to GNA in respect of actions taken in good faith by them as a consequence of the approval by the Committee.

         (c) GMSP shall be liable for any breach of this Section 5 by any member of the GMSP Group as if GMSP had committed such breach.

    6. DURATION AND TERMINATION. The term of this Agreement shall commence on the date of this Agreement and shall continue until terminated:

         (a)  by the written agreement of GNA and GMSP;


INVESTMENT MANAGEMENT AGREEMENT        8

         (b) by GMSP upon not less than 90 days written notice to GNA at any time after the third anniversary hereof;

         (c) by GNA upon not less than 90 days written notice to GMSP at any time after the third anniversary hereof;

         (d) by GNA, at any time, immediately upon written notice to GMSP following (i) the good faith determination by both the Committee and two-thirds of the members of the Board (excluding members of the Board designated for election by GMSP or its successors in interest under the Securities Purchase Agreement or otherwise affiliated with GMSP) that an event that constitutes Cause has occurred and is continuing beyond any applicable period for notice and opportunity to cure or (ii) the commencement by a Governmental Authority of any Proceeding alleging any matter which, if proven, would constitute Cause.

         (e) by GMSP upon not less than 10 days notice in the event that GNA defaults in the performance of any of its material obligations hereunder and such default continues for not less than 10 days after GNA receives notice of such default; provided, however, that in the event that such default is of a nature that it cannot, with due diligence, be cured within 10 days, GMSP may not terminate this Agreement so long as GNA begins to cure such default within 10 days and thereafter diligently pursues such cure to completion.

    Termination of this Agreement shall not terminate GMSP's obligations under
Section 3 to furnish reports concerning facts and circumstances prior to termination or under Section 11 to maintain the confidentiality of Confidential Information , terminate GNA's obligations to pay fees earned by GMSP prior to the date of termination, or terminate either party's obligations to indemnify the other party pursuant to this Agreement.

    7.   REPRESENTATIONS AND WARRANTIES OF GMSP.

         (a) GMSP is a limited partnership duly organized, validly existing and in good standing under the Texas Revised Limited Partnership Act, as amended, and has the power and authority to own all of its properties and assets and to carry on its business as now being conducted. GMSP is duly qualified and in good standing (to the extent applicable) to transact business in each jurisdiction in which the performance of its obligations hereunder require such qualification except where the failure to be duly qualified or in good standing would not have or reasonably be expected to have a GMSP Material Adverse Effect.

         (b) GMSP has all requisite power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of GMSP. This Agreement has been duly and validly executed and delivered by GMSP and, assuming the due authorization, execution and delivery hereof by GNA, constitutes the valid and binding obligation of GMSP, enforceable against GMSP in accordance with its terms, except as would be limited by applicable bankruptcy, insolvency, reorganization, fraudulent conveyance or other similar laws affecting the enforcement of creditors' rights generally and except that the availability of equitable remedies, including specific performance, may be subject to the discretion of any court before which any proceeding therefor may be brought.

         (c) No declaration, filing or registration with, or notice to or authorization, consent or approval of any Governmental Authority is necessary for the execution, delivery and performance of this


INVESTMENT MANAGEMENT AGREEMENT        9

Agreement by GMSP other than as described in the Securities Purchase Agreement or with the GNA Applicable Insurance Department.

         (d) The execution, delivery and performance of this Agreement by GMSP do not and will not result in any violation by GMSP under any provisions of:

              (i) the partnership agreement or similar governing documents of GMSP;

              (ii) any statute, law, ordinance, rule, regulation, judgment, decree, order, injunction, writ, permit or license of any Governmental Authority applicable to GMSP or any of its properties or assets; or

              (iii) any note, bond, mortgage, indenture, deed of trust, license, franchise, permit, concession, contract, lease or other instrument, obligation or agreement of any kind to which GMSP is now a party or by which it or any of its properties or assets may be bound or affected;

excluding from the foregoing clauses (ii) and (iii) such violations as could not, individually or in the aggregate, reasonably be expected to have a GMSP Material Adverse Effect;

         (e) There is no Proceeding pending, or to the knowledge of GMSP, threatened against GMSP that questions the validity of this Agreement or any action to be taken by GMSP in connection with this Agreement except as could not, individually or in the aggregate, reasonably be expected to have a GMSP Material Adverse Effect.

         (f) GMSP is, and during the term of this Agreement will continue to be
(i) either exempt from registration or duly registered as an investment adviser under the Investment Advisers Act of 1940 and all Applicable Laws and (ii) qualified and eligible to manage the Portfolio under the statutes and regulations administered by the GNA Applicable Insurance Department, provided that GNA shall inform GMSP immediately in the event that GNA becomes aware of any changes in the qualification and eligibility requirements with respect to such statutes and regulations. GMSP will provide prompt written notice to GNA if GMSP ceases to be so registered or qualified or becomes aware of any fact, event or circumstance which will or is reasonably likely to cause it to cease to be so registered or qualified.

         (g) Taken in the aggregate, the factual information (including, without limitation, information regarding its knowledge, investment experience and investment track record) furnished by GMSP to GNA subsequent to May 11, 1999 in writing for purposes of this Agreement did not contain untrue statements of material facts, or omit to state material facts necessary to make the statements made not misleading in the light of the circumstances under which they were made, as of the date as of which such information is dated. All financial forecasts prepared and furnished by GMSP to GNA subsequent to May 11, 1999 were prepared in good faith on the basis of assumptions believed to be reasonable and data, information, tests or conditions believed to be valid or accurate or to exist at the time such forecasts were prepared.

         (h) All of the equipment, Software and computer hardware owned or used by GMSP or used and operated by third parties on behalf of GMSP, which performs or is or may be required to perform functions involving dates or the computation of dates, or containing date related data, has the programming, design and performance capabilities to ensure that:


INVESTMENT MANAGEMENT AGREEMENT        10

              (i) it will not suffer any Malfunction that would reasonably be expected to have a GMSP Material Adverse Effect; and

              (ii) it will not, as a result of the date change at the end of the twentieth century or the input, processing, storage or use of dates up to and including December 31, 2001, (A) be adversely affected, (B) require changes in inputting or operating practices, (C) produce invalid or incorrect output or results, (D) cause any abnormal ending scenario, or (E) suffer any diminution in functionality or performance that, in any of the above, could reasonably be expected to have a GMSP Material Adverse Effect.

    8.   REPRESENTATIONS AND WARRANTIES OF GNA.

         (a) GNA is an insurance company duly organized and validly existing under the laws of the State of [Texas] [Oklahoma], and has the power and authority to own all of its properties and assets and to carry on its business as now being conducted. GNA is duly qualified and in good standing to transact business in each jurisdiction in which the performance of its obligations hereunder require such qualification except where the failure to be duly qualified or in good standing would not have or reasonably be expected to have a GNA Material Adverse Effect.

         (b) GNA has all requisite power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of GNA. This Agreement has been duly and validly executed and delivered by GNA and, assuming the due authorization, execution and delivery hereof by GMSP, constitutes the valid and binding obligation of GNA, enforceable against GNA in accordance with its terms, except as would be limited by applicable bankruptcy, insolvency, reorganization, fraudulent conveyance or other similar laws affecting the enforcement of creditors' rights generally and except that the availability of equitable remedies, including specific performance, may be subject to the discretion of any court before which any proceeding therefor may be brought.

         (c) No declaration, filing or registration with, or notice to or authorization, consent or approval of any Governmental Authority is necessary for the execution, delivery and performance of this Agreement by GNA other than as described in the Securities Purchase Agreement or with the GNA Applicable Insurance Department.

         (d) The execution, delivery and performance of this Agreement by GNA do not and will not result in any violation by GNA under any provisions of:

              (i) articles of incorporation or similar governing documents of GNA;

              (ii) any statute, law, ordinance, rule, regulation, judgment, decree, order, injunction, writ, permit or license of any Governmental Authority applicable to GNA or any of its properties or assets; or

              (iii) any note, bond, mortgage, indenture, deed of trust, license, franchise, permit, concession, contract, lease or other instrument, obligation or agreement of any kind to which GNA is now a party or by which it or any of its properties or assets may be bound or affected;

excluding from the foregoing clauses (ii) and (iii) such violations as could not, in the aggregate, reasonably be expected to have a GNA Material Adverse Effect.


INVESTMENT MANAGEMENT AGREEMENT        11

         (e) There is no Proceeding pending, or to the knowledge of GNA, threatened against GNA that questions the validity of this Agreement or any action to be taken by GNA in connection with this Agreement except as could not, in the aggregate, reasonably be expected to have a GNA Material Adverse Effect.

         (f) GNA has such knowledge and experience in financial and business matters that it is capable of evaluating the risks and merits of entering into this Agreement.

         (g) No part of the funds to be used to purchase and hold Securities or to pay any amounts pursuant to this Agreement constitutes an asset of any employee benefit plan within the meaning of Section 3 of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and GNA is not a "benefit plan investor" (as such term is defined in 29 C.F.R. Section 2510.3-101(f)(2)).

    9. LIABILITY. It is recognized that decisions concerning investments or potential investments involve the exercise of judgment and the risk of loss. To the extent permitted by Applicable Law, neither GMSP nor any of its officers, directors, or employees nor other members of the GMSP Group shall be liable for any loss suffered by GNA on account of such investments, or any act taken or omission made in good faith under this Agreement. For purposes of the foregoing sentence, no action or omission by GMSP shall be considered to have been made "in good faith" if GMSP was negligent, violated any law, or made any misrepresentation (whether affirmatively or by omission).

    10.  INDEMNIFICATION.

         (a) GNA shall indemnify, defend, and hold harmless GMSP and the GMSP Principals from and against any and all claims, actions, causes of action, demands, losses, damages, liabilities, costs, and expenses (including reasonable attorneys' fees and expenses) (collectively, "Damages"), asserted against, resulting to, imposed upon, or incurred by any of them, directly or indirectly, by reason of or resulting from (i) any Breach by GNA of any of its representations, warranties, covenants, or agreements contained in this Agreement or in any certificate, instrument, or document delivered pursuant hereto or (ii) any Proceeding brought against any of them by a Person other than GNA or any of its Affiliates, Associates or shareholders in respect of any action taken in good faith on behalf of GNA in the course of the performance of GMSP's duties under this Agreement; provided, however, that GNA shall indemnify, defend, and hold harmless GMSP and the GMSP Principals from and against any reasonable expenses incurred by such Person(s) in connection with a Proceeding brought against any of them by any of GNA's shareholders if such Person(s) is wholly successful, on the merits or otherwise, in the defense of such Proceeding, and provided, further, that GNA's obligation to indemnify, defend and hold harmless as provided in this Section 10(a) shall not apply to the first $750,000 in the aggregate of claims hereunder (other than claims for expenses in defending a Proceeding for which the Person is entitled to indemnification under clause (ii) of this Section) and provided, further, that such $750,000 amount shall be reduced dollar-for-dollar by an amount equal to the cumulative aggregate of all claims made under one or more of the GNA Investment Management Agreements.

         (b) GMSP shall indemnify, defend, and hold harmless GNA and its Affiliates, Associates, directors, officers and employees from and against any and all Damages asserted against, resulting to, imposed upon, or incurred by any of them, directly or indirectly, by reason of or resulting from any Breach by GMSP of any of its representations, warranties, covenants, or agreements contained in this Agreement or in any certificate, instrument, or document delivered pursuant hereto; provided, however, that GMSP's obligation to indemnify, defend and hold harmless as provided in this Section 10(b) shall not apply


INVESTMENT MANAGEMENT AGREEMENT        12
to the first $750,000 in the aggregate of claims hereunder and provided, further, that such $750,000 amount shall be reduced dollar-for-dollar by an amount equal to the cumulative aggregate of all claims made under one or more of the GNA Investment Management Agreements.

         (c) Promptly after receipt by an indemnified party under Section 10(a) or (b) of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party under such Section, give written notice to the indemnifying party of the commencement thereof, but the failure so to notify the indemnifying party shall not relieve it of any liability that it may have to any indemnified party except to the extent the indemnifying party demonstrates that the defense of such action is prejudiced thereby. In case any such action shall be brought against an indemnified party and it shall give written notice to the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it may wish, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party. If the indemnifying party elects to assume the defense of such action, the indemnified party shall have the right to employ separate counsel at its own expense and to participate in the defense thereof. If the indemnifying party elects not to assume (or fails to assume) the defense of such action, the indemnified party shall be entitled to assume the defense of such action with counsel of its own choice, at the expense of the indemnifying party. If the action is asserted against both the indemnifying party and the indemnified party and there is a conflict of interests which renders it inappropriate for the same counsel to represent both the indemnifying party and the indemnified party, the indemnifying party shall be responsible for paying for separate counsel for the indemnified party; provided, however, that if there is more than one indemnified party, the indemnifying party shall not be responsible for paying for more than one separate firm of attorneys to represent the indemnified parties, regardless of the number of indemnified parties. The indemnifying party shall have no liability with respect to any compromise or settlement of any action effected without its written consent (which shall not be unreasonably withheld).

    11. CONFIDENTIALITY. Each of GMSP and GNA shall keep all Confidential Information in confidence, and shall not disclose said information to any other party other than such party's employees, advisors, attorneys and accountants, who will be advised of the confidential nature of information. Each party shall protect the Confidential Information with the same degree of care as such party normally uses in the protection of its confidential and proprietary information. Each party further agrees not to use Confidential Information for any purpose except in connection with the performance of its duties under this Agreement. The restrictions set forth herein shall not apply with respect to Confidential Information which (i) is already generally available to the public when received by such party; (ii) becomes available to the public through no fault of any member of the GMSP Group or GNA, as applicable; or (iii) is required to be disclosed by Applicable Law or a Governmental Authority.

    12. INSURANCE. GMSP shall maintain at all times during the term of this Agreement fiduciary liability insurance of the type customary for investment managers in similar situations naming GNA as an insured with such limits, terms, conditions and "tail" provisions as are reasonably acceptable to GNA and GMSP and shall provide GNA with complete copies of all binders and other policy information. GMSP also shall obtain and maintain a fidelity bond in the amount of not less than $5,000,000 and otherwise containing terms and conditions reasonably acceptable to GNA. In the event that any such policy or bond is canceled or suspended, GMSP promptly shall notify GNA in writing.

    13. NOTICES. All notices required to be given in writing hereunder shall be deemed to have been given if (i) delivered personally or by documented courier or delivery service, (ii) transmitted by facsimile or (iii) mailed by registered or certified mail (return receipt requested and postage prepaid) to the following


INVESTMENT MANAGEMENT AGREEMENT        13
listed Persons at the addresses and facsimile numbers specified below, or to such other Persons, addresses or facsimile numbers as a party entitled to notice shall give, in the manner hereinabove described, to the others entitled to notice:

                 If to GMSP, to:        777 Main Street, Suite 2250
                                        Fort Worth, Texas 76102
                                        Attention:  J. Randall Chappel
                                        Fax:  (817) 820-6651

                 If to GNA, to:
                                        ----------------------------------------

                                        ----------------------------------------

                 Attention: President
                                        Fax:
                                             -----------------------------------

If given personally or by documented courier or delivery service, a notice shall be deemed to have been given when it is received. If transmitted by facsimile, a notice shall be deemed to have been given on the date received, if electronic confirmation of receipt occurs during normal business hours on a Business Day, and otherwise, on the first Business Day following electronic confirmation of receipt. If given by mail, it shall be deemed to have been given on the third Business Day following the day on which it was posted.

     14. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof.

     15. NATURE OF RELATIONSHIP. The parties hereto intend that the services provided by GMSP to GNA pursuant to this Agreement are being provided as an independent contractor. Nothing contained in this Agreement shall constitute or be construed to be or create a general partnership or joint venture between GMSP and GNA or their respective successors or assigns.

     16. BINDING EFFECT; ASSIGNMENT; NO THIRD PARTY BENEFIT. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, legal representatives, successors, and permitted assigns. Neither this Agreement nor any of the rights, interests, or obligations hereunder may be assigned by either of the parties hereto without the prior written consent of the other party. Nothing in this Agreement, express or implied, is intended to or shall confer upon any Person other than the parties hereto, and their respective heirs, legal representatives, successors, and permitted assigns, any rights, benefits, or remedies of any nature whatsoever under or by reason of this Agreement.

     17. INTERPRETATION. The headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement. For purposes of this Agreement, the words "includes" and "including" shall mean "including without limitation" and the word "or" is used in the inclusive sense. All capitalized terms defined herein are equally applicable to both the singular and plural forms.

     18. SEVERABILITY. In the event that this Agreement, or any of its provisions, or the performance of any provision, is found to be illegal or unenforceable under applicable law now or hereafter in effect, the parties shall be excused from performance of such portions of this Agreement as shall be found to be illegal or unenforceable under the applicable laws or regulations without affecting the validity of the remaining provisions of the Agreement.


INVESTMENT MANAGEMENT AGREEMENT        14

     19. TIME OF ESSENCE. With regard to all dates and time periods set forth in this Agreement, time is of the essence.

     20. NO WAIVER OF PRIVILEGE. Neither GNA nor GMSP nor any of their respective subsidiaries or affiliates waives any attorney-client, work product or other privilege with respect to any information furnished pursuant to this Agreement.

     21. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS THEREOF.

     22. COUNTERPARTS. This Agreement may be executed by the parties hereto in any number of counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same agreement. Each counterpart may consist of a number of copies hereof each signed by less than all, but together signed by all, the parties hereto.


INVESTMENT MANAGEMENT AGREEMENT        15

     IN WITNESS WHEREOF, GMSP and GNA have caused this Agreement to be executed all as of the day and year first above written.


                         -------------------------------------------------------


                         By:
                             ---------------------------------------------------




                         GOFF MOORE STRATEGIC PARTNERS, L.P.,
                             a Texas limited partnership


                         By:  GMSP Operating Partners, L.P., its general partner
                         By:  GMSP, L.L.C., its general partner


                               By:
                                  ----------------------------------------------
                                  John C. Goff, Managing Principal


                               By:
                                  ----------------------------------------------
                                  J. Randall Chappel, Principal


INVESTMENT MANAGEMENT AGREEMENT        16

                                    EXHIBIT C

                             STATEMENT OF RESOLUTION
                 ESTABLISHING AND DESIGNATING A SERIES OF SHARES
                                       OF
                                  GAINSCO, INC.


       SERIES A CONVERTIBLE PREFERRED STOCK, PAR VALUE $100.00 PER SHARE


     Pursuant to the provisions of Article 2.13 of the Texas Business Corporation Act, and pursuant to Article 4 of its Articles of Incorporation, as amended, the undersigned, GAINSCO, INC. (the "Company"), hereby submits the following statement for the purposes of establishing and designating a series of shares and fixing and determining the relative rights and preferences thereof:

     I. The name of the Company is GAINSCO, INC.

     II. The following resolution establishing and designating a series of shares and fixing and determining the relative rights and preferences thereof was duly adopted by the Board of Directors of the Company on , 1999:

     RESOLVED, by the Board of Directors (the "Board") of GAINSCO, INC., a Texas corporation (the "Company"), that pursuant to authority expressly granted to and vested in the Board by the provisions of the Articles of Incorporation of the Company (the "Articles of Incorporation"), the Board hereby creates a first series or the class of authorized Preferred Stock, par value $100.00 per share (the "Preferred Stock"), of the Company, and authorizes the issuance thereof, and hereby fixes the designation and amount thereof and the voting powers, preferences and relative, participating, optional and other special rights of the shares of such series, and the qualifications, limitations or restrictions thereof, as follows:

     SECTION 1. Designation of Series. The shares of such series shall be designated "Series A Convertible Preferred Stock" (hereinafter called "Series A Preferred Stock")

     SECTION 2. Number of Shares. The number of shares of Series A Preferred Stock shall be 31,620, which number the Board may decrease (but not below the number of shares of the series then outstanding).

     SECTION 3. Dividends. Should the Company declare, pay or set apart for payment any dividend or other distribution on or in respect of its common stock ("Common Stock"), including a dividend or other distribution payable in Common Stock or other securities of the Company, or warrants or rights to purchase Common Stock or other securities of the Company, the same dividend or distribution concurrently shall be declared and paid with respect to each share of Series A

Preferred Stock outstanding as if such share of Series A Preferred Stock had been converted into Common Stock pursuant to the terms of Section 6 hereof.

     SECTION 4. No Sinking Fund. The Series A Preferred Stock shall not be entitled to the benefits of any retirement or sinking fund.

     SECTION 5. Liquidation. The holders of the Series A Preferred Stock shall, in case of voluntary or involuntary liquidation dissolution or winding up of the affairs of the Company, be entitled to receive in full out of the assets of the Company, including its capital, before any amount shall be paid or distributed among the holders of Common Stock, the amount of $1,000.00 per share, plus an amount in cash equal to any dividends or other distributions declared and not yet paid thereon pursuant to Section 3 (the "Liquidation Value"). After payment to the holders of the Series A Preferred Stock of the amount set forth in the preceding sentence, the remaining assets of the Company shall be distributed to the holders of the Company's stock in accordance with the Articles of Incorporation and applicable law. If upon any liquidation, dissolution or winding up of the Company, the amounts payable with respect to the Series A Preferred Stock and any other stock ranking as to any such distribution on a parity with the Series A Preferred Stock are not paid in full, the holders of the Series A Preferred Stock and of such other stock will share ratably in any such distribution of assets in proportion to the full respective preferential amounts to which they are entitled. Neither the voluntary sale, conveyance, exchange or transfer (for cash, shares of stock, securities or other consideration) of all or substantially all of the property or assets of the Company nor the consolidation, merger or other business combination of the Company with or into one or more corporations or other entities shall be deemed to be a liquidation, dissolution or winding-up, voluntary or involuntary, of the Company.

     SECTION 6. Conversion Rights. The holders of shares of Series A Preferred Stock shall have the right, at their option, to convert all or any part of such shares into Common Stock at any time on and subject to the following terms and conditions:

     (a) Conversion Price. The number of shares of Common Stock issued upon conversion of each share of the Series A Preferred Stock shall be equal to $1,000.00 divided by the Conversion Price (as hereinafter defined) then in effect. The price at which Common Stock shall be delivered upon conversion (herein called the "Conversion Price") initially shall be $5.10; provided however, that such Conversion Price shall be subject to adjustments from time to time as hereinafter provided.

     (b) Procedure. Each holder of Series A Preferred Stock may exercise such conversion privilege by delivering to the Company the certificate for the shares of Series A Preferred Stock to be converted into Common Stock and written notice that the holder elects to convert such shares. Conversion shall be deemed to have been effected immediately prior to the close of business on the date when such delivery is made. On the conversion date or as promptly thereafter as practicable, the Company shall deliver to the holder of the Series A Preferred Stock surrendered for conversion, or as otherwise directed by such holder in writing, a certificate for the number of shares of Common Stock deliverable upon the conversion of such Series A Preferred Stock. No adjustment shall be made for any dividends on shares of Series A Preferred Stock surrendered for conversion or for dividends on the Common Stock delivered on conversion. No fractional shares of Common Stock will be issued upon conversion; any fractional interest which would result from conversion shall be rounded up or down to the nearest whole share and there shall be no cash due by or to the Company in respect of such fractional interest.

     (c) Adjustments to Conversion Price. The Conversion Price in effect at any time shall be subject to adjustment as follows:

               (i)  Adjustment for Change in Capital Stock. If the Company:

                    (A) subdivides its outstanding shares of Common Stock into a greater number of shares;

                    (B) combines its outstanding shares of Common Stock into a smaller number of shares; or

                    (C) issues by reclassification of its Common Stock any shares of its capital stock;

then the conversion privilege and the Conversion Price in effect immediately prior to such action shall be adjusted so that the holder of shares of Series A Preferred Stock thereafter converted may receive the number of shares of capital stock of the Company which he would have owned immediately following such action if the holder had converted the Series A Preferred Stock immediately prior to such action.

     The adjustment shall become effective immediately after the record date in the case of a dividend or distribution and immediately after the effective date in the case of a subdivision, combination or reclassification.

     If, after an adjustment, a holder of shares of Series A Preferred Stock upon conversion of such shares may receive shares of two or more classes of capital stock of the Company, the Company shall determine the allocation of the adjusted Conversion Price between the classes of capital stock. After such allocation the conversion privilege and the Conversion Price of each class of capital stock thereafter shall be subject to adjustment on terms comparable to those applicable to Common Stock in this Section.

     (ii) When Adjustment May Be Deferred. No adjustment in the Conversion Price need be made unless the adjustment would require an increase or decrease of at least one percent (1%) in the Conversion Price. Any adjustments that are not made shall be carried forward and taken into account in any subsequent adjustment.

     All calculations under this Section shall be made to the nearest cent or to the nearest 1/100th of a share, as the case may be.

     (iii) When No Adjustment Required. No adjustment need be made for a change in the par value or no par value of the Common Stock. To the extent the shares of Series A Preferred Stock become convertible into cash, no adjustment need be made thereafter as to the cash. Interest will not accrue on the cash.

     (iv) Notice of Adjustment. Whenever the Conversion Price is adjusted, the Company shall promptly mail to all holders of shares of Series A Preferred Stock a notice and description of the adjustment.

     (v) Notice of Certain Transactions. If there is a liquidation or dissolution of the Company, the Company shall mail to all holders of the Series A Preferred Stock a notice thereof stating the proposed record date for the dividend or distribution or the proposed effective date of the subdivision, combination or reclassification. The Company shall mail the notice at least 15 days before such date. Failure to mail the notice or any defect in it shall not affect the validity of the transaction.

     (vi) Fundamental Change Transaction. In case at any time after the issuance of the Series A Preferred Stock, the Company shall be a party to any transaction (including without limitation, a merger, consolidation, statutory share exchange, sale of all or substantially all of the Company's assets or capitalization of the Common Stock), in each case as a result of which shares of Common Stock (or any other securities of the Company then issuable upon conversion of the Series A Preferred Stock) shall be converted to the right to receive stock, securities or other property (including cash or any combination thereof) (each of the foregoing transactions being referred to as a "Fundamental Change Transaction"), then the shares of Series A Preferred Stock remaining outstanding will thereafter no longer be subject to conversion into Common Stock (or such other securities) pursuant to this Section 6, but instead each share shall be convertible into the kind and amount of stock and other securities and property receivable (including cash) upon the consummation of such Fundamental Change Transaction by a holder of that number of shares or fraction thereof of Common Stock (or such other securities) into which one share of Series A Preferred Stock was convertible immediately prior to such Fundamental Change Transaction assuming such holder of Common Stock failed to exercise any right of election as to the kind of consideration to be received in such Fundamental Change Transaction. The Company shall not be a party to any Fundamental Change Transaction after which shares of the Series A Preferred Stock shall remain outstanding unless the terms of such Fundamental Change Transaction are consistent with the provisions of this Section 6(c), and it shall not consent or agree to the occurrence of any such Fundamental Change Transaction until the Company has entered into an agreement with the successor or purchasing entity, as the case may be, for the benefit of the holders of the shares of Series A Preferred Stock which will contain provisions enabling the holders of shares of the Series A Preferred Stock which remain outstanding after such Fundamental Change Transaction to convert such shares into the consideration received by holders of Common Stock (or any other securities of the Company then issuable upon conversion of the Series A Preferred Stock) at a Conversion Price immediately after such Fundamental Change Transaction. In the event that at any time, as a result of an adjustment made pursuant to this Section 6, the Series A Preferred Stock shall become subject to conversion into any securities other than shares of Common Stock, thereafter the number of such other securities so issuable upon conversion of the shares of Series A Preferred Stock shall be subject to adjustment from time to time in a manner and on terms nearly equivalent as practicable to the provisions with respect to the shares of Series A Preferred Stock contained in this Section 6. The provisions of this Section 6(c)(ix) shall similarly apply to successive Fundamental Change Transactions.

     (vii) Par Value. Before taking any action which would cause an adjustment reducing the Conversion Price below the then par value (if any) of the Common Stock deliverable upon conversion of the Series A Preferred Stock, the Company will take any corporate action which may, in the opinion of its counsel be necessary in order that the Company may validly and legally issue fully paid and nonassessable Common Stock at such adjusted Conversion Price.

     (d) Reservation of Shares. The Company shall at all times reserve and keep available, free from preemptive rights, out of the aggregate of its authorized but unissued Common Stock and issued Common Stock held in its treasury, solely for the purpose of effecting the conversion of the shares of Series A Preferred Stock, the full number of shares of Common Stock then issuable upon the conversion of all outstanding shares of Series A Preferred Stock. For the purpose of this paragraph (d), the full number of shares of Common Stock issuable upon the conversion of all outstanding shares of Series A Preferred Stock shall be computed as if at the time of computation of such number of shares of Common Stock, all outstanding shares of Series A Preferred Stock were held by a single holder. The Company shall, from time to time, in accordance with the laws of the State of Texas, increase the authorized number of shares of its Common Stock if at any time the aggregate of the authorized number of shares of its Common Stock remaining unissued and its issued Common Stock held in its treasury (other than any such shares reserved for issuance in any other connection) shall not be sufficient to permit the conversion of all shares of Series A Preferred Stock at the time outstanding.

     (e) Taxes. The Company will pay any and all documentary, stamp or similar issue or transfer taxes that may be payable in respect of the issue or delivery of Common Stock on conversion of shares of Series A Preferred Stock pursuant hereto. The Company shall not, however, be required to pay any such tax which may be payable in respect of any transfer involved in the issue or transfer and delivery of Common Stock in a name other than that in which the shares of Series A Preferred Stock so converted were registered, and no such issue or delivery shall be made unless and until the person requesting such issue has paid to the Company the amount of any such tax or has established to the satisfaction of the Company that such tax has been paid.

     (f) Issuance of Shares. The Company covenants and agrees that all shares of Common Stock that may be issued upon exercise of the conversion rights of shares of Series A Preferred Stock will, upon issuance, be fully-paid and nonassessable.

     (g) Listing. The Company will endeavor to make the shares of stock that may be issued upon exercise of the conversion rights of shares of Series A Preferred Stock eligible for trading upon any national securities exchange, or any automated quotation system of a registered securities association, upon and through which the Common Stock shall then be traded prior to such delivery.

     (h) Conversion at Company's Option. After June 30, 2005, the Company shall have the right and option, at any time within five (5) business days after any date on which the Current Market Price of the Common Stock is equal to or greater than $7.65, to convert all outstanding shares of Series A Preferred Stock into Common Stock at the Conversion Price in effect on the date the Company determines to exercise such right by giving notice of such conversion to the holders of the Series A Preferred Stock not later than five (5) days following the date of such determination.

     (i) Board Determination. Any determination that the Company or the Board makes pursuant to this Section 6 is conclusive.

     SECTION 7. Voting Rights.

     (a) Generally. The holders of the Series A Preferred Stock shall be entitled to vote on all matters for which holders of' the Common Stock may vote and shall be entitled to one vote per share of Common Stock into which the Series A Preferred Stock then held is convertible at the record date for the determination of shareholders entitled to vote on such matter, or if no such record date is established, at the date such vote is taken or any written consent of shareholders is solicited. For the purposes of this paragraph, the Series A Preferred Stock and the Common Stock and any other stock having similar voting rights shall vote as one class. The holders of shares of the Series A Preferred Stock shall not be entitled to vote as a class on any matters except as required by law.

     (b) Amendments. So long as any shares of the Series A Preferred Stock are outstanding, the Company shall not, without the affirmative vote of the holders of shares representing at least two-thirds of the Series A Preferred Stock outstanding on the record date for such meeting and present in person or by proxy, adopt any amendment to its Articles of Incorporation if such amendment would (i) increase the authorized number of shares of Series A Preferred Stock, or (ii) change any of the rights or preferences of the then outstanding Series A Preferred Stock.

     SECTION 8. Action by Consent. Any action required or permitted to be taken at any meeting of the holders of the Series A Preferred Stock may be taken without such a meeting if a consent or consents in writing, setting forth the actions so taken, is signed by the holders of two-thirds of the outstanding shares of Series A Preferred Stock.

     SECTION 9. Preemptive Rights. The holders of the Series A Preferred Stock will have no preemptive rights whatsoever except as may be set forth in a separate written instrument executed by the Company and one or more holders of the Series A Preferred Stock.

     SECTION 10.  Redemption Rights.

     (a)  Optional Redemption.

          (i) The Series A Preferred Stock is not redeemable prior to June 30, 2005.

          (ii) On and after June 30, 2005, the Series A Preferred Stock is redeemable, in whole at any time or from time to time in part, at the option of the Company at a redemption price equal to the Liquidation Value.

     (b) Effects. At the close of business on the business day immediately preceding the date fixed for redemption, the rights of holders of shares of Series A Preferred Stock to convert such shares into Common Stock of the Company shall expire. Upon the redemption date, the holders of the shares of Series A Preferred Stock called for redemption shall cease to be shareholders with respect to such shares and shall have no interest in or claim against the Company with respect to such shares except only the right to receive the applicable Liquidation Value.

     (c) Procedure. If less than all of the outstanding shares of Series A Preferred Stock are to be redeemed, the shares to be so redeemed shall be chosen pro rata or by lot; provided, however, that the Company may elect to redeem all of the Series A Preferred Stock of any holder who after the redemption of part of his Series A Preferred Stock would hold less than 100 shares of Series A Preferred Stock. The Company may deposit the aggregate Liquidation Value for all shares of Series A Preferred Stock called for redemption prior to the date fixed for redemption in a trust with any commercial bank in Fort Worth or Dallas, Texas having a capital and surplus of more than $100,000,000. If such deposit is made, then from and after the date so fixed for redemption holders of Series A Preferred Stock called for redemption shall cease to be shareholders in respect of the shares so called for redemption, all dividends on the shares of Series A Preferred Stock so called for redemption shall cease to accrue, such shares shall no longer be transferrable on the books of the Company, and such holders shall have no interest in or claim against the Company, and such holders shall have no interest in or claim against the Company with respect to such shares except the right to receive payment of the Liquidation Value upon surrender of their certificates. The Board may cause the stock transfer books of the Company to be closed as to the shares so called for redemption. If the holder of shares of Series A Preferred Stock which have been called for redemption shall not, within two years after the redemption date, claim the redemption funds, then such funds will be paid over to the Company.

     (d) Notice. Notice of the redemption of any shares of Series A Preferred Stock shall be mailed by first-class mail to each holder of record of shares of Series A Preferred Stock to be redeemed at the address of each such holder shown on the Company's stock transfer books, not less than 60 days prior to the date fixed for redemption (but no failure to mail such notice or any defect therein or in the mailing thereof shall affect the validity of the proceedings for such redemption except as to any holder to whom the Company has failed to mail such notice and who has no knowledge of such redemption or except as to the holder whose notice was defective and who had no knowledge of such redemption). If less than all the shares owned by a holder are to be redeemed, the notice shall specify the number of shares and the certificate numbers thereof which are to be redeemed. Upon mailing any such notice of redemption, the Company shall become obligated to redeem at the time of redemption specified therein all shares called for redemption. In case less than all the shares represented by any certificate are redeemed pursuant to this Section, a new certificate to the Company or any person designated by the Board to serve as its agent for such purpose, be issued to the holder thereof representing the unredeemed shares without cost to such holder.

     (e) Restoration. Upon redemption of shares of Series A Preferred Stock , the shares so redeemed shall have the status of authorized but unissued shares of Preferred Stock but shall not be reissued as shares of Series A Preferred Stock.

     IN WITNESS WHEREOF, this Statement of Resolution is executed on behalf of the Company by its President and attested by its Secretary this _______day of _____________, 1999.


                                               GAINSCO, INC.



                                               By:
                                                   -----------------------------
                                                         President

                            EXHIBIT D
                    (FORM OF SERIES A WARRANT)


THIS WARRANT AND ANY SHARES ACQUIRED UPON THE EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, ASSIGNED, TRANSFERRED, OR OTHERWISE DISPOSED OF UNLESS REGISTERED PURSUANT TO THE PROVISIONS OF THAT ACT OR UNLESS AN OPINION OF COUNSEL TO THE COMPANY OR OTHER COUNSEL REASONABLY SATISFACTORY TO THE COMPANY IS OBTAINED STATING THAT SUCH DISPOSITION IS IN COMPLIANCE WITH AN AVAILABLE EXEMPTION FROM SUCH REGISTRATION.

THE RIGHT TO SELL OR OTHERWISE TRANSFER THIS WARRANT IS SUBJECT TO CERTAIN RESTRICTIONS SET FORTH IN A SECURITIES PURCHASE AGREEMENT DATED JUNE 29, 1999, BETWEEN THE COMPANY AND THE INITIAL BUYER OF THE WARRANT, A COPY OF WHICH AGREEMENT IS ON FILE AT THE PRINCIPAL OFFICES OF THE COMPANY. THIS WARRANT MAY NOT BE SOLD OR TRANSFERRED EXCEPT UPON THE CONDITIONS SPECIFIED IN THE SECURITIES PURCHASE AGREEMENT AND IN THIS WARRANT, AND NO SALE OR TRANSFER
OF THIS WARRANT SHALL BE VALID OR EFFECTIVE UNLESS AND UNTIL SUCH CONDITIONS SHALL HAVE BEEN COMPLIED WITH.

                 -----------------------------------------------

                                  GAINSCO, INC.
               (Incorporated under the laws of the State of Texas)

                  Void after 5:00 p.m., Fort Worth, Texas time,
                            on _______________, 2004


No. A-1                                                        Right to Purchase
                                                                1,550,000 Shares

                     SERIES A COMMON STOCK PURCHASE WARRANT

         THIS CERTIFIES THAT, for value received, Goff Moore Strategic Partners, L.P., a Texas limited partnership (the "Holder"), or registered assigns, is entitled to purchase from GAINSCO, INC., a Texas corporation (the "Company"), at any time or from time to time during the period specified in Paragraph 2 hereof, one million five hundred fifty thousand (1,550,000) fully paid and nonassessable shares of the Company's Common Stock, par value $0.10 per share (the "Common Stock"), at an exercise price per share of $6.375 (the "Exercise Price"). The term "Warrant Shares", as used herein, refers to the shares of Common Stock purchasable hereunder. The Warrant Shares and the Exercise Price are subject to adjustment as provided in Paragraph 4 hereof.


SERIES A WARRANT - PAGE 1

         This Warrant is one of two Warrants (the "Warrants") issued pursuant to, and is subject to all terms, provisions, and conditions contained in, that certain Securities Purchase Agreement dated June 29, 1999 (the "Purchase Agreement"), by and between the Company and the Holder. This Warrant is subject to the following additional terms, provisions, and conditions:

         1. MANNER OF EXERCISE; ISSUANCE OF CERTIFICATES; Payment for Shares. Subject to the provisions hereof, this Warrant may be exercised by the holder hereof, in whole or in part, by the surrender of this Warrant, together with a completed Exercise Agreement in the form attached hereto, to the Company during normal business hours on any business day at the Company's principal office in Fort Worth, Texas (or such other office or agency of the Company as it may designate by notice to the holder hereof), during the Exercise Period (as defined in Paragraph 2), and upon payment to the Company of the Exercise Price for the Warrant Shares specified in said Exercise Agreement, which such payment shall be made (i) in cash or by certified or official bank check, or (ii) by surrender of shares of Common Stock owned by the holder hereof (the "Payment Shares"), the aggregate Current Market Price of which shall be credited against the Exercise Price; provided, however, that in lieu of actually tendering the Payment Shares, the holder hereof may make a constructive exchange by relinquishing a number of Warrant Shares ("Constructive Exchange") represented by the then exercisable portion of this Warrant. The holder hereof shall notify the Company in writing of any election to pay all or a portion of the Exercise Price using a Constructive Exchange. Such notice shall specify the number of Payment Shares to be used in the Constructive Exchange. Upon receipt of such notice and the required information referred to herein, the Company shall confirm ownership of the Payment Shares by reference to Company records. Upon such confirmation, the Company shall treat the Payment Shares as being constructively exchanged, and accordingly, the Company shall issue to the holder hereof a net number of shares of Common Stock equal to (i) the number of shares subject to the exercise for which the Constructive Exchange is being exercised, less (ii) the number of Payment Shares. The holder hereof may elect to exercise using a Constructive Exchange any number of times in succession, subject to compliance with the procedures set forth herein. The Company shall not be required to issue fractional Warrant Shares upon any exercise of the Warrant, but instead shall pay to the holder of this Warrant the cash value of any such fractional Warrant Shares. The Warrant Shares so purchased shall be deemed to be issued to the holder hereof or its designee as the record owner of such shares as of the close of business on the date on which this Warrant shall have been surrendered, the completed Exercise Agreement delivered, and payment made for such shares as aforesaid. Certificates for the Warrant Shares so purchased, representing the aggregate number of shares specified in said Exercise Agreement, shall be delivered to the holder hereof within a reasonable time, not exceeding ten business days, after this Warrant shall have been so exercised. The certificates so delivered shall be in such denominations as may be reasonably requested by the holder hereof, shall, unless the Warrant Shares evidenced by such certificate have previously been registered under the Securities Act of 1933, as amended (the "Securities Act") be imprinted with a restrictive legend substantially similar to the legend appearing on the face of this Warrant, and shall be registered in the name of said holder or such other name as shall be designated by said holder. If this Warrant shall have been exercised only in part, then, unless this Warrant has expired, the Company shall, at its expense, at the time of delivery of said certificates, deliver to said holder a new Warrant representing the number of shares with respect to which this Warrant shall not then have been exercised, which Warrant shall be imprinted on its face with the same legend appearing on the face of this Warrant. The Company shall pay all taxes and other expenses and charges payable in connection with the preparation, execution, and delivery of stock certificates (and any new Warrants) pursuant to this Paragraph 1 except that, in case such stock certificates shall be registered in a name or names other than the holder of this Warrant, funds sufficient to pay all stock transfer taxes which shall be payable in connection with the execution and delivery of such stock certificates shall


SERIES A WARRANT - PAGE 2
be paid by the holder hereof to the Company at the time of the delivery of such stock certificates by the Company as mentioned above.

         2. PERIOD OF EXERCISE. This Warrant is exercisable at any time or from time to time during the period commencing on _______________, 1999 and ending at 5:00 p.m. Fort Worth, Texas time, on ________________, 2004 (the "Exercise Period").

         3. CERTAIN ACTIONS PROHIBITED. The Company will not, by amendment of articles of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed by it hereunder, but will at all times in good faith assist in the carrying out of all the provisions of this Warrant and in the taking of all such action as may reasonably be requested by the holder of this Warrant in order to protect the exercise privilege of the holder of this Warrant against dilution or other impairment, consistent with the tenor and purpose of this Warrant.

         Without limiting the generality of the foregoing,

                  (i) the Company will not increase the par value of the shares of Common Stock receivable upon the exercise of this Warrant above the Exercise Price then in effect;

                  (ii) before taking any action which would cause an adjustment reducing the Exercise Price below the then par value of the shares of Common Stock so receivable, the Company will take all such corporate action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock at such adjusted Exercise Price upon the exercise of this Warrant; and

                  (iii) the Company will not take any action which results in any adjustment of the Exercise Price if the total number of shares of Common Stock issuable after the action upon the exercise of this Warrant would exceed the total number of shares of Common Stock then authorized by the Company's charter and available for issuance upon such exercise.

         4. ADJUSTMENTS TO EXERCISE PRICE. The Exercise Price in effect at any time shall be subject to adjustment as follows:

         (a) ADJUSTMENT FOR CHANGE IN CAPITAL STOCK. If the Company:

                  (i) pays a dividend or makes a distribution on its Common Stock in shares of its Common Stock;

                  (ii) subdivides its outstanding shares of Common Stock into a greater number of shares;

                  (iii) combines its outstanding shares of Common Stock into a smaller number of shares;

                  (iv) makes a distribution on its Common Stock in shares of its capital stock other than Common Stock; or


SERIES A WARRANT - PAGE 3

                  (v) issues by reclassification of its Common Stock any shares of its capital stock;

then the Exercise Price in effect immediately prior to such action shall be adjusted so that the holder of this Warrant may receive the number of shares of capital stock of the Company upon the exercise hereof which the holder would have owned immediately following such action if the holder had executed the Warrant immediately prior to such action.

         The adjustment shall become effective immediately after the record date in the case of a dividend or distribution and immediately after the effective date in the case of a subdivision, combination or reclassification.

         If, after an adjustment, the holder of this Warrant upon exercise hereof may receive shares of two or more classes of capital stock of the Company, the Company shall determine the allocation of the adjusted Exercise Price between the classes of capital stock. After such allocation the Exercise Price of each class of capital stock thereafter shall be subject to adjustment on terms comparable to those applicable to Common Stock in this Paragraph.

         (b) ADJUSTMENT FOR RIGHTS ISSUE. If the Company distributes any rights or warrants to all holders of its Common Stock entitling them for a period expiring within 90 days after the record date for the determination of shareholders entitled to receive the rights or warrants to purchase shares of Common Stock at a price per share less than the Current Market Price per share on that record date, the Exercise Price shall be adjusted in accordance with the following formula:

                       N  x  P
                       -------
             C x O  +  M
                 -------
         C' =    O  +  N

         where:

         C'= the adjusted Exercise Price.
         C = the current Exercise Price.
         O = the number of shares of Common Stock
             outstanding on the record date.
         N = the number of additional shares of Common
             Stock offered.
         P = the offering price per share of the
             additional shares.
         M = the Current Market Price per share of Common
             Stock on the record date.

         The adjustment shall be made successively whenever any such rights or warrants are issued and shall become effective immediately after the record date for the determination of shareholders entitled to receive the rights or warrants. If at the end of the period during which such warrants or rights are exercisable not all warrants or rights shall have been exercised, the Exercise Price shall be immediately readjusted to what it would have been if "N" in the above formula had been the number of shares actually issued.


SERIES A WARRANT - PAGE 4

         This subsection does not apply to any rights or other securities issued under or in respect of any rights plan or poison pill adopted by the Company.

         (c) ADJUSTMENT FOR OTHER DISTRIBUTIONS. In case the Company at any time after the date hereof during the course of a calendar year shall declare, order, pay or make any dividend(s) or other distribution(s) payable in cash to all holders of the Common Stock exceeding (in the aggregate) $.14 per share of outstanding Common Stock (proportionately adjusted to reflect any stock dividends, splits or combinations), the Exercise Price shall be adjusted in accordance with the formula:

               C  =  C - D

where:

         C     =    the adjusted Exercise Price.
         C     =    the current Exercise Price.
         D     =    the amount by which the cash dividend(s) or distribution(s)
                    for the given calendar year exceeds (in the aggregate) $.14 per share of outstanding Common Stock (proportionately adjusted to reflect any stock dividends, splits or combinations)

         The adjustment shall be made successively whenever any such distribution is made and shall become effective immediately after the record date for the determination of shareholders entitled to receive the distribution.

         (d) CURRENT MARKET PRICE. In Paragraphs 4(b) and 4(c), the "Current Market Price" per share of Common Stock on any date is the average of Quoted Prices of the Common Stock during the two trading weeks before the date in question. In the absence of one or more such quotations the Company shall determine the current market price on the basis of such quotations as it considers appropriate. As used herein, the "Quoted Price" of the Common Stock is the last reported sales price regular way or, in case no such reported sale takes place on such day, the average of the closing bid and asked prices regular way for such day, in each case on the principal national securities exchange on which the shares of Common Stock are listed or admitted to trading or, if not listed or admitted to trading, the last sale price regular way for the Common Stock as published by NASDAQ or if such last price is not so published by NASDAQ or if no such sale takes place on such day, the mean between the closing bid and asked prices for the Common Stock as published by NASDAQ or in the absence of any of the foregoing, the fair market value as determined by the Board of Directors.

         (e) WHEN ADJUSTMENT MAY BE DEFERRED. No adjustment in the Exercise Price need be made unless the adjustment would require an increase or decrease of at least one percent (1%) in the Exercise Price. Any adjustments that are not made shall be carried forward and taken into account in any subsequent adjustment.

         All calculations under this Paragraph shall be made to the nearest cent or to the nearest 1/100th of a share, as the case may be.

         (f) WHEN NO ADJUSTMENT REQUIRED. No adjustment need be made for rights to purchase Common Stock pursuant to a Company plan for reinvestment of dividends. No adjustment need be made


SERIES A WARRANT - PAGE 5
for a change in the par value or no par value of the Common Stock. To the extent the Warrant becomes exercisable for cash, no adjustment need be made thereafter as to the cash. Interest will not accrue on the cash.

         (g) NOTICE OF ADJUSTMENT. Whenever the Exercise Price is adjusted, the Company shall promptly mail to the holder of this Warrant a notice and description of the adjustment.

         (h) NOTICE OF CERTAIN TRANSACTIONS. If there is a liquidation or dissolution of the Company, or in the event of any Fundamental Change Transaction (as defined in paragraph 4(i) below), or in the event of the declaration of any dividend or distribution, the Company shall mail to the holder of this Warrant a notice thereof stating the proposed effective date of such event. The Company shall mail the notice at least 15 days before such date. Failure to mail the notice or any defect in it shall not affect the validity of the transaction.

         (i) FUNDAMENTAL CHANGE TRANSACTION. In case at any time after the date hereof a purchase, tender, or exchange offer shall have been made to and accepted by the holders of more than 50% of the outstanding shares of Common Stock, or the Company is otherwise a party to any transaction (including, without limitation, a merger, consolidation, sale of all or substantially all of the Company's assets, liquidation, or recapitalization of the Common Stock) which is to be effected in such a way that as a result of such transaction or offer (x) the holders of Common Stock (or any other securities of the Company then issuable upon the exercise of this Warrant) shall be entitled to receive stock or other securities or property (including cash) with respect to or in exchange for Common Stock (or such other securities), or (y) the Common Stock ceases to be a publicly traded security either listed on the New York Stock Exchange, the NASDAQ National Market System or the American Stock Exchange or any successor thereto or comparable system (each such transaction being herein called a "Fundamental Change Transaction"), then, as a condition of such Fundamental Change Transaction, lawful and adequate provision shall be made whereby the holder of this Warrant shall thereafter have the right to purchase and receive upon the basis and upon the terms and conditions specified in this Warrant, and in lieu of the shares of Common Stock (or such other securities) purchasable immediately before such transaction upon the exercise hereof, such stock or other securities or property (including cash) as may be issuable or payable with respect to or in exchange for a number of outstanding shares of Common Stock (or such other securities) purchasable immediately before such transaction upon the exercise hereof, had such Fundamental Change Transaction not taken place. In any such case appropriate provision shall be made with respect to the rights and interests of the holder of this Warrant to the end that the provisions hereof (including, without limitation, the provisions for adjustments of the Exercise Price and of the number of Warrant Shares purchasable upon exercise hereof) shall thereafter be applicable, as nearly as reasonably may be, in relation to the stock or other securities or property thereafter deliverable upon the exercise hereof (including an immediate adjustment of the Exercise Price if by reason of or in connection with such Fundamental Change Transaction any securities are issued or event occurs which would, under the terms hereof, require an adjustment of the Exercise Price). In the event of a consolidation or merger of the Company with or into another corporation or entity as a result of which a greater or lesser number of shares of common stock of the surviving corporation or entity are issuable to holders of Common Stock in respect of the number of shares of Common Stock outstanding immediately prior to such consolidation or merger, then the Exercise Price in effect immediately prior to such consolidation or merger shall be adjusted in the same manner as though there were a subdivision or combination of the outstanding shares of Common Stock. The Company shall not effect any such Fundamental Change Transaction unless prior to or simultaneously with the consummation thereof the


SERIES A WARRANT - PAGE 6
successor corporation or entity (if other than the Company) resulting from such consolidation or merger or the corporation or entity purchasing such assets and any other corporation or entity the shares of stock or other securities or property of which are receivable thereupon by the holder of this Warrant shall expressly assume, by written instrument executed and delivered (and satisfactory in form) to the holder of this Warrant, (i) the obligation to deliver to such holder such stock or other securities or property as, in accordance with the foregoing provisions, such holder may be entitled to purchase and (ii) all other obligations of the Company hereunder.

         (j) PAR VALUE. Before taking any action which would cause an adjustment reducing the Exercise Price below the then par value (if any) of the Common Stock deliverable upon exercise of this Warrant, the Company will take any corporate action which may, in the opinion of its counsel be necessary in order that the Company may validly and legally issue fully paid and nonassessable Common Stock at such adjusted Exercise Price.

         (k) CERTAIN EVENTS. If any event occurs as to which, in the good faith judgment of the Board, the other provisions of this Paragraph 4 are not strictly applicable or if strictly applicable would not fairly protect the exercise rights of the holder of this Warrant in accordance with the essential intent and principles of such provisions, then the Board shall make such adjustment, if any, on a basis consistent with such essential intent and principles, necessary to preserve, without dilution, the rights of the holder of this Warrant; provided, that no such adjustment shall have the effect of increasing the Exercise Price as otherwise determined pursuant to this Paragraph 4.

         5. ISSUE TAX. The issuance of certificates for Warrant Shares upon the exercise of this Warrant shall be made without charge to the holder of this Warrant or such shares for any issuance tax in respect thereof, provided that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any warrant or certificate in a name other than the holder of this Warrant.

         6. NO RIGHTS OR LIABILITIES AS A SHAREHOLDER. This Warrant shall not entitle the holder hereof to any voting rights or other rights as a shareholder of the Company. No provision of this Warrant, in the absence of affirmative action by the holder hereof to purchase Warrant Shares, and no mere enumeration herein of the rights or privileges of the holder hereof, shall give rise to any liability of such holder for the Exercise Price or as a shareholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.


SERIES A WARRANT - PAGE 7

         7. TRANSFER, EXCHANGE, AND REPLACEMENT OF WARRANT; REGISTRATION RIGHTS.

         (a) WARRANT TRANSFERABLE. This Warrant may not be transferred or assigned except in accordance with the provisions of the Purchase Agreement. The transfer of this Warrant and all rights hereunder, in whole or in part, is registrable at the office or agency of the Company referred to in Paragraph 7(e) hereof by the holder hereof in person or by his duly authorized attorney, upon surrender of this Warrant properly endorsed. Upon any transfer of this Warrant to any person, other than a person who is at that time a holder of other Warrants, the Company shall have the right to require the holder and the transferee to make customary representations to the extent reasonably necessary to assure that the transfer will comply with the Securities Act and any applicable state securities laws. Each holder of this Warrant, by taking or holding the same, consents and agrees that this Warrant, when endorsed in blank, shall be deemed negotiable, and that the holder hereof, when this Warrant shall have been so endorsed, may be treated by the Company and all other persons dealing with this Warrant as the absolute owner and holder hereof for any purpose and as the person entitled to exercise the rights represented by this Warrant and to the registration of transfer hereof on the books of the Company; but until due presentment for registration of transfer on such books the Company may treat the registered holder hereof as the owner and holder hereof for all purposes, and the Company shall not be affected by any notice to the contrary.

         (b) WARRANT EXCHANGEABLE FOR DIFFERENT DENOMINATIONS. This Warrant is exchangeable, upon the surrender hereof by the holder hereof at the office or agency of the Company referred to in Paragraph 7(e) hereof, for new Warrants of like tenor representing in the aggregate the right to purchase the number of shares of Common Stock which may be purchased hereunder, each of such new Warrants to be imprinted with the same legend appearing on the face of this Warrant and to represent the right to purchase such number of shares as shall be designated by said holder hereof at the time of such surrender. For purposes hereof, the term "Warrant" shall be deemed to include any and all such replacement Warrants, whether issued pursuant to this subparagraph (b) or any other Paragraph hereof.

         (c) REPLACEMENT OF WARRANT. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant and, in the case of any such loss, theft, or destruction, upon delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company, or, in the case of any such mutilation, upon surrender and cancellation of this Warrant, the Company, at its expense, will execute and deliver, in lieu thereof, a new Warrant of like tenor.

         (d) CANCELLATION; PAYMENT OF EXPENSES. Upon the surrender of this Warrant in connection with any transfer, exchange, or replacement as provided in this Paragraph 7, this Warrant shall be promptly cancelled by the Company. The Company shall pay all taxes (other than securities transfer taxes) and all other expenses and charges payable in connection with the preparation, execution, and delivery of Warrants pursuant to this Paragraph 7.

         (e) REGISTER. The Company shall maintain, at its principal office in Fort Worth, Texas (or such other office or agency of the Company as it may designate by notice to the holder hereof), a register for this Warrant, in which the Company shall record the name and address of the person in whose name this Warrant has been issued, as well as the name and address of each transferee and each prior owner of this Warrant.


SERIES A WARRANT - PAGE 8

         (f) REGISTRATION RIGHTS. The issuance of any Warrant Shares required to be reserved for purposes of exercise of this Warrant and the public distribution of such Warrant Shares are entitled to the benefits of the registration rights set forth in the Purchase Agreement.

         8. NOTICES. All notices, requests, and other communications required or permitted to be given or delivered hereunder to the holder of this Warrant shall be in writing, and shall be personally delivered, or shall be sent by certified or registered mail, postage prepaid and addressed, to such holder at the address shown for such holder on the books of the Company, or at such other address as shall have been furnished to the Company by notice from such holder. All notices, requests, and other communications required or permitted to be given or delivered hereunder to the Company shall be in writing, and shall be personally delivered, or shall be sent by certified or registered mail, postage prepaid and addressed, to the office of the Company at 500 Commerce Street, Fort Worth, Texas, 76102-5439, Attention: Chief Executive Officer, or at such other address as shall have been furnished to the holder of this Warrant by notice from the Company. Any such notice, request, or other communication may be sent by telegram or telex, but shall in such case be subsequently confirmed by a writing personally delivered or sent by certified or registered mail as provided above. All notices, requests, and other communications shall be deemed to have been given either at the time of the delivery thereof to (or the receipt by, in the case of a telegram or telex) the person entitled to receive such notice at the address of such person for purposes of this Paragraph 8, or, if mailed, at the completion of the third full day following the time of such mailing thereof to such address, as the case may be.

         9. GOVERNING LAW. THIS WARRANT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF TEXAS, WITHOUT REGARD TO ANY CHOICE OF LAW PRINCIPLES OF SUCH STATE.

         10. REMEDIES. The Company stipulates that the remedies at law of the holder of this Warrant in the event of any default or threatened default by the Company in the performance of or compliance with any of the terms of this Warrant are not and will not be adequate, and that such terms may be specifically enforced by a decree for the specific enforcement of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

         11. MISCELLANEOUS.

         (a) AMENDMENTS. This Warrant and any provision hereof may not be changed, waived, discharged, or terminated orally, but only by an instrument in writing signed by the party (or any predecessor in interest thereof) against which enforcement of the same is sought.

         (b) DESCRIPTIVE HEADINGS. The descriptive headings of the several paragraphs of this Warrant are inserted for purposes of reference only, and shall not affect the meaning or construction of any of the provisions hereof.

         (c) SUCCESSORS AND ASSIGNS. This Warrant shall, to the extent provided in Section 4(e), be binding upon any entity succeeding to the Company by merger, consolidation, or acquisition of all or substantially all the Company's assets.


SERIES A WARRANT - PAGE 9

         IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer under its corporate seal, attested by its duly authorized officer, on this _____ day of __________, 1999.

                                           GAINSCO, INC.



                                           By:
                                              ----------------------------------
                                                  Name:
                                                       -------------------------


SERIES A WARRANT - PAGE 10

                           FORM OF EXERCISE AGREEMENT


                                            Dated: _____________, _______



To:



Attention:

         The undersigned, pursuant to the provisions set forth in the attached Warrant, hereby agrees to purchase ______ shares of Common Stock covered by such Warrant, and makes payment herewith in full therefor at the price per share provided by such Warrant (in cash or by certified or official bank check in the amount of $____________) held by the undersigned and any applicable taxes payable by undersigned. Please issue a certificate or certificates for such shares of Common Stock in the name of and pay any cash for any fractional share to:

         Name:

         Signature:

         Title of Signing Officer or Agent (if any):

         Note: The above signature should correspond exactly with the name on the face of the attached Warrant or with the name of the assignee appearing in the assignment form.

and, if said number of shares of Common Stock shall not be all the shares purchasable under the within Warrant, a new Warrant is to be issued in the name of said undersigned covering the balance of the shares purchasable thereunder less any fraction of a share paid in cash.


SERIES A WARRANT - PAGE 11

                               FORM OF ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns, and transfers all the rights represented by and under the attached Warrant, with respect to the number of shares of Common Stock covered thereby set forth hereinbelow, to:


Name of Assignee                   Address                  No. of Shares
----------------                   -------                  -------------






, and hereby irrevocably constitutes and appoints _______________________ as agent and attorney-in-fact to transfer said Warrant on the books of the within-named corporation, with full power of substitution in the premises.

Dated: _______________, _______






                                  Name:

                                  Signature:

                                  Title of Signing Officer or Agent
                                  (if any):

                                  Address:


                                  Note: The above signature should correspond exactly with the name on the face of the within Warrant.


SERIES A WARRANT - PAGE 12

                                    EXHIBIT E
                           (Form of Series B Warrant)


THIS WARRANT AND ANY SHARES ACQUIRED UPON THE EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, ASSIGNED, TRANSFERRED, OR OTHERWISE DISPOSED OF UNLESS REGISTERED PURSUANT TO THE PROVISIONS OF THAT ACT OR UNLESS AN OPINION OF COUNSEL TO THE COMPANY OR OTHER COUNSEL REASONABLY SATISFACTORY TO THE COMPANY IS OBTAINED STATING THAT SUCH DISPOSITION IS IN COMPLIANCE WITH AN AVAILABLE EXEMPTION FROM SUCH REGISTRATION.

THE RIGHT TO SELL OR OTHERWISE TRANSFER THIS WARRANT IS SUBJECT TO CERTAIN RESTRICTIONS SET FORTH IN A SECURITIES PURCHASE AGREEMENT DATED JUNE 29, 1999, BETWEEN THE COMPANY AND THE INITIAL BUYER OF THE WARRANT, A COPY OF WHICH AGREEMENT IS ON FILE AT THE PRINCIPAL OFFICES OF THE COMPANY. THIS WARRANT MAY NOT BE SOLD OR TRANSFERRED EXCEPT UPON THE CONDITIONS SPECIFIED IN THE SECURITIES PURCHASE AGREEMENT AND IN THIS WARRANT, AND NO SALE OR TRANSFER OF THIS WARRANT SHALL BE VALID OR EFFECTIVE UNLESS AND UNTIL SUCH CONDITIONS SHALL HAVE BEEN COMPLIED WITH.

                 -----------------------------------------------

                                  GAINSCO, INC.
               (Incorporated under the laws of the State of Texas)

                  Void after 5:00 p.m., Fort Worth, Texas time,
                            on                , 2006
                               ---------------

No. B-1                                                        Right to Purchase
                                                                1,550,000 Shares

                     SERIES B COMMON STOCK PURCHASE WARRANT

         THIS CERTIFIES THAT, for value received, Goff Moore Strategic Partners, L.P., a Texas limited partnership (the "Holder"), or registered assigns, is entitled to purchase from GAINSCO, INC., a Texas corporation (the "Company"), at any time or from time to time during the period specified in Paragraph 2 hereof, one million five hundred fifty thousand (1,550,000) fully paid and nonassessable shares of the Company's Common Stock, par value $0.10 per share (the "Common Stock"), at an exercise price per share of $8.50 (the "Exercise Price"). The term "Warrant Shares", as used herein, refers to the shares of Common Stock purchasable hereunder. The Warrant Shares and the Exercise Price are subject to adjustment as provided in Paragraph 4 hereof.


SERIES B WARRANT - PAGE 1

         This Warrant is one of two Warrants (the "Warrants") issued pursuant to, and is subject to all terms, provisions, and conditions contained in, that certain Securities Purchase Agreement dated June 29, 1999 (the "Purchase Agreement"), by and between the Company and the Holder. This Warrant is subject to the following additional terms, provisions, and conditions:

         1. MANNER OF EXERCISE; ISSUANCE OF CERTIFICATES; PAYMENT FOR SHARES. Subject to the provisions hereof, this Warrant may be exercised by the holder hereof, in whole or in part, by the surrender of this Warrant, together with a completed Exercise Agreement in the form attached hereto, to the Company during normal business hours on any business day at the Company's principal office in Fort Worth, Texas (or such other office or agency of the Company as it may designate by notice to the holder hereof), during the Exercise Period (as defined in Paragraph 2), and upon payment to the Company of the Exercise Price for the Warrant Shares specified in said Exercise Agreement, which such payment shall be made (i) in cash or by certified or official bank check, or (ii) by surrender of shares of Common Stock owned by the holder hereof (the "Payment Shares"), the aggregate Current Market Price of which shall be credited against the Exercise Price; provided, however, that in lieu of actually tendering the Payment Shares, the holder hereof may make a constructive exchange by relinquishing a number of Warrant Shares ("Constructive Exchange") represented by the then exercisable portion of this Warrant. The holder hereof shall notify the Company in writing of any election to pay all or a portion of the Exercise Price using a Constructive Exchange. Such notice shall specify the number of Payment Shares to be used in the Constructive Exchange. Upon receipt of such notice and the required information referred to herein, the Company shall confirm ownership of the Payment Shares by reference to Company records. Upon such confirmation, the Company shall treat the Payment Shares as being constructively exchanged, and accordingly, the Company shall issue to the holder hereof a net number of shares of Common Stock equal to (i) the number of shares subject to the exercise for which the Constructive Exchange is being exercised, less (ii) the number of Payment Shares. The holder hereof may elect to exercise using a Constructive Exchange any number of times in succession, subject to compliance with the procedures set forth herein. The Company shall not be required to issue fractional Warrant Shares upon any exercise of the Warrant, but instead shall pay to the holder of this Warrant the cash value of any such fractional Warrant Shares. The Warrant Shares so purchased shall be deemed to be issued to the holder hereof or its designee as the record owner of such shares as of the close of business on the date on which this Warrant shall have been surrendered, the completed Exercise Agreement delivered, and payment made for such shares as aforesaid. Certificates for the Warrant Shares so purchased, representing the aggregate number of shares specified in said Exercise Agreement, shall be delivered to the holder hereof within a reasonable time, not exceeding ten business days, after this Warrant shall have been so exercised. The certificates so delivered shall be in such denominations as may be reasonably requested by the holder hereof, shall, unless the Warrant Shares evidenced by such certificate have previously been registered under the Securities Act of 1933, as amended (the "Securities Act") be imprinted with a restrictive legend substantially similar to the legend appearing on the face of this Warrant, and shall be registered in the name of said holder or such other name as shall be designated by said holder. If this Warrant shall have been exercised only in part, then, unless this Warrant has expired, the Company shall, at its expense, at the time of delivery of said certificates, deliver to said holder a new Warrant representing the number of shares with respect to which this Warrant shall not then have been exercised, which Warrant shall be imprinted on its face with the same legend appearing on the face of this Warrant. The Company shall pay all taxes and other expenses and charges payable in connection with the preparation, execution, and delivery of stock certificates (and any new Warrants) pursuant to this Paragraph 1 except that, in case such stock certificates shall be registered in a name or names other than the holder of this Warrant, funds sufficient to pay all stock transfer taxes which shall be payable in connection with the execution and delivery of such stock certificates shall


SERIES B WARRANT - PAGE 2
be paid by the holder hereof to the Company at the time of the delivery of such stock certificates by the Company as mentioned above.

         2. PERIOD OF EXERCISE. This Warrant is exercisable at any time or from time to time during the period commencing on _______________, 1999 and ending at 5:00 p.m. Fort Worth, Texas time, on ________________, 2006 (the "Exercise Period").

         3. CERTAIN ACTIONS PROHIBITED. The Company will not, by amendment of articles of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed by it hereunder, but will at all times in good faith assist in the carrying out of all the provisions of this Warrant and in the taking of all such action as may reasonably be requested by the holder of this Warrant in order to protect the exercise privilege of the holder of this Warrant against dilution or other impairment, consistent with the tenor and purpose of this Warrant.

          Without limiting the generality of the foregoing,

               (i) the Company will not increase the par value of the shares of Common Stock receivable upon the exercise of this Warrant above the Exercise Price then in effect;

               (ii) before taking any action which would cause an adjustment reducing the Exercise Price below the then par value of the shares of Common Stock so receivable, the Company will take all such corporate action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock at such adjusted Exercise Price upon the exercise of this Warrant; and

               (iii) the Company will not take any action which results in any adjustment of the Exercise Price if the total number of shares of Common Stock issuable after the action upon the exercise of this Warrant would exceed the total number of shares of Common Stock then authorized by the Company's charter and available for issuance upon such exercise.

          4. ADJUSTMENTS TO EXERCISE PRICE. The Exercise Price in effect at any time shall be subject to adjustment as follows:

          (a) ADJUSTMENT FOR CHANGE IN CAPITAL STOCK. If the Company:

               (i) pays a dividend or makes a distribution on its Common Stock in shares of its Common Stock;

               (ii) subdivides its outstanding shares of Common Stock into a greater number of shares;

               (iii) combines its outstanding shares of Common Stock into a smaller number of shares;

               (iv) makes a distribution on its Common Stock in shares of its capital stock other than Common Stock; or


SERIES B WARRANT - PAGE 3

                    (v) issues by reclassification of its Common Stock any shares of its capital stock;

then the Exercise Price in effect immediately prior to such action shall be adjusted so that the holder of this Warrant may receive the number of shares of capital stock of the Company upon the exercise hereof which the holder would have owned immediately following such action if the holder had executed the Warrant immediately prior to such action.

         The adjustment shall become effective immediately after the record date in the case of a dividend or distribution and immediately after the effective date in the case of a subdivision, combination or reclassification.

         If, after an adjustment, the holder of this Warrant upon exercise hereof may receive shares of two or more classes of capital stock of the Company, the Company shall determine the allocation of the adjusted Exercise Price between the classes of capital stock. After such allocation the Exercise Price of each class of capital stock thereafter shall be subject to adjustment on terms comparable to those applicable to Common Stock in this Paragraph.

         (b) ADJUSTMENT FOR RIGHTS ISSUE. If the Company distributes any rights or warrants to all holders of its Common Stock entitling them for a period expiring within 90 days after the record date for the determination of shareholders entitled to receive the rights or warrants to purchase shares of Common Stock at a price per share less than the Current Market Price per share on that record date, the Exercise Price shall be adjusted in accordance with the following formula:

                          N  x  P
                          -------
               C  x  O   +   M
                     ---------
        C'   =       O   +   N

        where:

        C'    =     the adjusted Exercise Price.
        C     =     the current Exercise Price.
        O     =     the number of shares of Common Stock
                    outstanding on the record date.
        N     =     the number of additional shares of Common
                    Stock offered.
        P     =     the offering price per share of the additional shares.
        M     =     the Current Market Price per share of Common Stock on
                    the record date.

         The adjustment shall be made successively whenever any such rights or warrants are issued and shall become effective immediately after the record date for the determination of shareholders entitled to receive the rights or warrants. If at the end of the period during which such warrants or rights are exercisable not all warrants or rights shall have been exercised, the Exercise Price shall be immediately readjusted to what it would have been if "N" in the above formula had been the number of shares actually issued.


SERIES B WARRANT - PAGE 4

         This subsection does not apply to any rights or other securities issued under or in respect of any rights plan or poison pill adopted by the Company.

         (c) ADJUSTMENT FOR OTHER DISTRIBUTIONS. In case the Company at any time after the date hereof during the course of a calendar year shall declare, order, pay or make any dividend(s) or other distribution(s) payable in cash to all holders of the Common Stock exceeding (in the aggregate) $.14 per share of outstanding Common Stock (proportionately adjusted to reflect any stock dividends, splits or combinations), the Exercise Price shall be adjusted in accordance with the formula:

          C'  =  C - D

where:

       C' =  the adjusted Exercise Price.
       C  =  the current Exercise Price.
       D = the amount by which the cash dividend(s) or distribution(s) for the given calendar year exceeds (in the aggregate) $.14 per share of outstanding Common Stock (proportionately adjusted to reflect any stock dividends, splits or combinations)

         The adjustment shall be made successively whenever any such distribution is made and shall become effective immediately after the record date for the determination of shareholders entitled to receive the distribution.

         (d) CURRENT MARKET PRICE. In Paragraphs 4(b) and 4(c), the "Current Market Price" per share of Common Stock on any date is the average of Quoted Prices of the Common Stock during the two trading weeks before the date in question. In the absence of one or more such quotations the Company shall determine the current market price on the basis of such quotations as it considers appropriate. As used herein, the "Quoted Price" of the Common Stock is the last reported sales price regular way or, in case no such reported sale takes place on such day, the average of the closing bid and asked prices regular way for such day, in each case on the principal national securities exchange on which the shares of Common Stock are listed or admitted to trading or, if not listed or admitted to trading, the last sale price regular way for the Common Stock as published by NASDAQ or if such last price is not so published by NASDAQ or if no such sale takes place on such day, the mean between the closing bid and asked prices for the Common Stock as published by NASDAQ or in the absence of any of the foregoing, the fair market value as determined by the Board of Directors.

         (e) WHEN ADJUSTMENT MAY BE DEFERRED. No adjustment in the Exercise Price need be made unless the adjustment would require an increase or decrease of at least one percent (1%) in the Exercise Price. Any adjustments that are not made shall be carried forward and taken into account in any subsequent adjustment.

         All calculations under this Paragraph shall be made to the nearest cent or to the nearest 1/100th of a share, as the case may be.

         (f) WHEN NO ADJUSTMENT REQUIRED. No adjustment need be made for rights to purchase Common Stock pursuant to a Company plan for reinvestment of dividends. No adjustment need be made


SERIES B WARRANT - PAGE 5
for a change in the par value or no par value of the Common Stock. To the extent the Warrant becomes exercisable for cash, no adjustment need be made thereafter as to the cash. Interest will not accrue on the cash.

         (g) NOTICE OF ADJUSTMENT. Whenever the Exercise Price is adjusted, the Company shall promptly mail to the holder of this Warrant a notice and description of the adjustment.

         (h) NOTICE OF CERTAIN TRANSACTIONS. If there is a liquidation or dissolution of the Company, or in the event of any Fundamental Change Transaction (as defined in paragraph 4(i) below), or in the event of the declaration of any dividend or distribution, the Company shall mail to the holder of this Warrant a notice thereof stating the proposed effective date of such event. The Company shall mail the notice at least 15 days before such date. Failure to mail the notice or any defect in it shall not affect the validity of the transaction.

         (i) FUNDAMENTAL CHANGE TRANSACTION. In case at any time after the date hereof a purchase, tender, or exchange offer shall have been made to and accepted by the holders of more than 50% of the outstanding shares of Common Stock, or the Company is otherwise a party to any transaction (including, without limitation, a merger, consolidation, sale of all or substantially all of the Company's assets, liquidation, or recapitalization of the Common Stock) which is to be effected in such a way that as a result of such transaction or offer (x) the holders of Common Stock (or any other securities of the Company then issuable upon the exercise of this Warrant) shall be entitled to receive stock or other securities or property (including cash) with respect to or in exchange for Common Stock (or such other securities), or (y) the Common Stock ceases to be a publicly traded security either listed on the New York Stock Exchange, the NASDAQ National Market System or the American Stock Exchange or any successor thereto or comparable system (each such transaction being herein called a "Fundamental Change Transaction"), then, as a condition of such Fundamental Change Transaction, lawful and adequate provision shall be made whereby the holder of this Warrant shall thereafter have the right to purchase and receive upon the basis and upon the terms and conditions specified in this Warrant, and in lieu of the shares of Common Stock (or such other securities) purchasable immediately before such transaction upon the exercise hereof, such stock or other securities or property (including cash) as may be issuable or payable with respect to or in exchange for a number of outstanding shares of Common Stock (or such other securities) purchasable immediately before such transaction upon the exercise hereof, had such Fundamental Change Transaction not taken place. In any such case appropriate provision shall be made with respect to the rights and interests of the holder of this Warrant to the end that the provisions hereof (including, without limitation, the provisions for adjustments of the Exercise Price and of the number of Warrant Shares purchasable upon exercise hereof) shall thereafter be applicable, as nearly as reasonably may be, in relation to the stock or other securities or property thereafter deliverable upon the exercise hereof (including an immediate adjustment of the Exercise Price if by reason of or in connection with such Fundamental Change Transaction any securities are issued or event occurs which would, under the terms hereof, require an adjustment of the Exercise Price). In the event of a consolidation or merger of the Company with or into another corporation or entity as a result of which a greater or lesser number of shares of common stock of the surviving corporation or entity are issuable to holders of Common Stock in respect of the number of shares of Common Stock outstanding immediately prior to such consolidation or merger, then the Exercise Price in effect immediately prior to such consolidation or merger shall be adjusted in the same manner as though there were a subdivision or combination of the outstanding shares of Common Stock. The Company shall not effect any such Fundamental Change Transaction unless prior to or simultaneously with the consummation thereof the


SERIES B WARRANT - PAGE 6
successor corporation or entity (if other than the Company) resulting from such consolidation or merger or the corporation or entity purchasing such assets and any other corporation or entity the shares of stock or other securities or property of which are receivable thereupon by the holder of this Warrant shall expressly assume, by written instrument executed and delivered (and satisfactory in form) to the holder of this Warrant, (i) the obligation to deliver to such holder such stock or other securities or property as, in accordance with the foregoing provisions, such holder may be entitled to purchase and (ii) all other obligations of the Company hereunder.

         (j) PAR VALUE. Before taking any action which would cause an adjustment reducing the Exercise Price below the then par value (if any) of the Common Stock deliverable upon exercise of this Warrant, the Company will take any corporate action which may, in the opinion of its counsel be necessary in order that the Company may validly and legally issue fully paid and nonassessable Common Stock at such adjusted Exercise Price.

         (k) CERTAIN EVENTS. If any event occurs as to which, in the good faith judgment of the Board, the other provisions of this Paragraph 4 are not strictly applicable or if strictly applicable would not fairly protect the exercise rights of the holder of this Warrant in accordance with the essential intent and principles of such provisions, then the Board shall make such adjustment, if any, on a basis consistent with such essential intent and principles, necessary to preserve, without dilution, the rights of the holder of this Warrant; provided, that no such adjustment shall have the effect of increasing the Exercise Price as otherwise determined pursuant to this Paragraph 4.

         5. ISSUE TAX. The issuance of certificates for Warrant Shares upon the exercise of this Warrant shall be made without charge to the holder of this Warrant or such shares for any issuance tax in respect thereof, provided that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any warrant or certificate in a name other than the holder of this Warrant.

         6. NO RIGHTS OR LIABILITIES AS A SHAREHOLDER. This Warrant shall not entitle the holder hereof to any voting rights or other rights as a shareholder of the Company. No provision of this Warrant, in the absence of affirmative action by the holder hereof to purchase Warrant Shares, and no mere enumeration herein of the rights or privileges of the holder hereof, shall give rise to any liability of such holder for the Exercise Price or as a shareholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.


SERIES B WARRANT - PAGE 7

         7. TRANSFER, EXCHANGE, AND REPLACEMENT OF WARRANT; REGISTRATION RIGHTS.

         (a) WARRANT TRANSFERABLE. This Warrant may not be transferred or assigned except in accordance with the provisions of the Purchase Agreement. The transfer of this Warrant and all rights hereunder, in whole or in part, is registrable at the office or agency of the Company referred to in Paragraph 7(e) hereof by the holder hereof in person or by his duly authorized attorney, upon surrender of this Warrant properly endorsed. Upon any transfer of this Warrant to any person, other than a person who is at that time a holder of other Warrants, the Company shall have the right to require the holder and the transferee to make customary representations to the extent reasonably necessary to assure that the transfer will comply with the Securities Act and any applicable state securities laws. Each holder of this Warrant, by taking or holding the same, consents and agrees that this Warrant, when endorsed in blank, shall be deemed negotiable, and that the holder hereof, when this Warrant shall have been so endorsed, may be treated by the Company and all other persons dealing with this Warrant as the absolute owner and holder hereof for any purpose and as the person entitled to exercise the rights represented by this Warrant and to the registration of transfer hereof on the books of the Company; but until due presentment for registration of transfer on such books the Company may treat the registered holder hereof as the owner and holder hereof for all purposes, and the Company shall not be affected by any notice to the contrary.

         (b) WARRANT EXCHANGEABLE FOR DIFFERENT DENOMINATIONS. This Warrant is exchangeable, upon the surrender hereof by the holder hereof at the office or agency of the Company referred to in Paragraph 7(e) hereof, for new Warrants of like tenor representing in the aggregate the right to purchase the number of shares of Common Stock which may be purchased hereunder, each of such new Warrants to be imprinted with the same legend appearing on the face of this Warrant and to represent the right to purchase such number of shares as shall be designated by said holder hereof at the time of such surrender. For purposes hereof, the term "Warrant" shall be deemed to include any and all such replacement Warrants, whether issued pursuant to this subparagraph (b) or any other Paragraph hereof.

         (c) REPLACEMENT OF WARRANT. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant and, in the case of any such loss, theft, or destruction, upon delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company, or, in the case of any such mutilation, upon surrender and cancellation of this Warrant, the Company, at its expense, will execute and deliver, in lieu thereof, a new Warrant of like tenor.

         (d) CANCELLATION; PAYMENT OF EXPENSES. Upon the surrender of this Warrant in connection with any transfer, exchange, or replacement as provided in this Paragraph 7, this Warrant shall be promptly cancelled by the Company. The Company shall pay all taxes (other than securities transfer taxes) and all other expenses and charges payable in connection with the preparation, execution, and delivery of Warrants pursuant to this Paragraph 7.

         (e) REGISTER. The Company shall maintain, at its principal office in Fort Worth, Texas (or such other office or agency of the Company as it may designate by notice to the holder hereof), a register for this Warrant, in which the Company shall record the name and address of the person in whose name this Warrant has been issued, as well as the name and address of each transferee and each prior owner of this Warrant.


SERIES B WARRANT - PAGE 8

        (f) REGISTRATION RIGHTS. The issuance of any Warrant Shares required to be reserved for purposes of exercise of this Warrant and the public distribution of such Warrant Shares are entitled to the benefits of the registration rights set forth in the Purchase Agreement.

         8. NOTICES. All notices, requests, and other communications required or permitted to be given or delivered hereunder to the holder of this Warrant shall be in writing, and shall be personally delivered, or shall be sent by certified or registered mail, postage prepaid and addressed, to such holder at the address shown for such holder on the books of the Company, or at such other address as shall have been furnished to the Company by notice from such holder. All notices, requests, and other communications required or permitted to be given or delivered hereunder to the Company shall be in writing, and shall be personally delivered, or shall be sent by certified or registered mail, postage prepaid and addressed, to the office of the Company at 500 Commerce Street, Fort Worth, Texas, 76102-5439, Attention: Chief Executive Officer, or at such other address as shall have been furnished to the holder of this Warrant by notice from the Company. Any such notice, request, or other communication may be sent by telegram or telex, but shall in such case be subsequently confirmed by a writing personally delivered or sent by certified or registered mail as provided above. All notices, requests, and other communications shall be deemed to have been given either at the time of the delivery thereof to (or the receipt by, in the case of a telegram or telex) the person entitled to receive such notice at the address of such person for purposes of this Paragraph 8, or, if mailed, at the completion of the third full day following the time of such mailing thereof to such address, as the case may be.

         9. GOVERNING LAW. THIS WARRANT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF TEXAS, WITHOUT REGARD TO ANY CHOICE OF LAW PRINCIPLES OF SUCH STATE.

         10. REMEDIES. The Company stipulates that the remedies at law of the holder of this Warrant in the event of any default or threatened default by the Company in the performance of or compliance with any of the terms of this Warrant are not and will not be adequate, and that such terms may be specifically enforced by a decree for the specific enforcement of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

         11.  MISCELLANEOUS.

         (a) AMENDMENTS. This Warrant and any provision hereof may not be changed, waived, discharged, or terminated orally, but only by an instrument in writing signed by the party (or any predecessor in interest thereof) against which enforcement of the same is sought.

         (b) DESCRIPTIVE HEADINGS. The descriptive headings of the several paragraphs of this Warrant are inserted for purposes of reference only, and shall not affect the meaning or construction of any of the provisions hereof.

         (c) SUCCESSORS AND ASSIGNS. This Warrant shall, to the extent provided in Section 4(e), be binding upon any entity succeeding to the Company by merger, consolidation, or acquisition of all or substantially all the Company's assets.

SERIES B WARRANT - PAGE 9

          IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer under its corporate seal, attested by its duly authorized officer, on this _____ day of __________, 1999.

                                  GAINSCO, INC.



                                  By:
                                     -------------------------------------------
                                       Name:
                                            ------------------------------------

SERIES B WARRANT - PAGE 10

                           FORM OF EXERCISE AGREEMENT


                                            Dated:              ,
                                                   -------------  -------


To:



Attention:

         The undersigned, pursuant to the provisions set forth in the attached Warrant, hereby agrees to purchase ______ shares of Common Stock covered by such Warrant, and makes payment herewith in full therefor at the price per share provided by such Warrant (in cash or by certified or official bank check in the amount of $____________) held by the undersigned and any applicable taxes payable by undersigned. Please issue a certificate or certificates for such shares of Common Stock in the name of and pay any cash for any fractional share to:

         Name:

         Signature:

         Title of Signing Officer or Agent (if any):

         Note: The above signature should correspond exactly with the name on the face of the attached Warrant or with the name of the assignee appearing in the assignment form.

and, if said number of shares of Common Stock shall not be all the shares purchasable under the within Warrant, a new Warrant is to be issued in the name of said undersigned covering the balance of the shares purchasable thereunder less any fraction of a share paid in cash.


SERIES B WARRANT - PAGE 11

                               FORM OF ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns, and transfers all the rights represented by and under the attached Warrant, with respect to the number of shares of Common Stock covered thereby set forth hereinbelow, to:


Name of Assignee                     Address                       No. of Shares
----------------                     -------                       -------------













, and hereby irrevocably constitutes and appoints _______________________ as agent and attorney-in-fact to transfer said Warrant on the books of the within-named corporation, with full power of substitution in the premises.


Dated:                ,
       ---------------  -------





                                  Name:

                                  Signature:

                                  Title of Signing Officer or Agent
                                  (if any):

                                  Address:


                                  Note:  The above signature should correspond
                                         exactly with the name on the face of
                                         the within Warrant.

SERIES B WARRANT - PAGE 12

                                    EXHIBIT F

                        OPINION OF JACKSON WALKER L.L.P.


                                ___________, 1999


Goff Moore Strategic Partners, L.P.
777 Main Street, Suite 2250
Fort Worth, Texas  76102

Gentlemen:

         This opinion is furnished to you pursuant to Section 8.3 of the Securities Purchase Agreement, dated as of June ___, 1999 (the "Purchase Agreement"), between GAINSCO, INC., a Texas corporation ("GNA"), and Goff Moore Strategic Partners, L.P., a Texas limited partnership ("Buyer"). Capitalized terms defined in the Purchase Agreement are used herein with the same meaning unless otherwise defined herein.

                               DOCUMENTS EXAMINED

         In our capacity as special counsel for GNA, we have examined the originals or copies, certified or otherwise identified to our satisfaction, of the following documents:

         (a)      Purchase Agreement;

         (b) the Statement of Resolution adopted by the Board of Directors of GNA (the "Board") on __________ and filed with the Secretary of State of Texas on _________ (the "Statement of Resolution") to designate and establish the series of Preferred Stock of GNA designated "Series A Convertible Preferred Stock" (the "Series A Shares");

         (c) Investment Management Agreement dated as of ____________ between Buyer and GNA;

         (d) Investment Management Agreements between Buyer and each of GNA and the GNA Insurance Subsidiaries;

         (e) Series A Warrant dated___________between GNA and Buyer entitling Buyer to purchase 1,550,000 shares of Common Stock for $6.375 per share, as subject to adjustment as set forth therein (the "Series A Warrant"); and

         (f) Series B Warrant dated___________between GNA and Buyer entitling Buyer to purchase 1,550,000 shares of Common Stock for $8.50 per share, as subject to adjustment as set forth therein (the "Series B Warrant") (the Series A Warrant and the Series B Warrant collectively, the "Warrants").

         As used herein, (x) "Ancillary Documents" means the documents referenced in clauses (c) through (f) above; (y) "GNA Documents" means, collectively, the Purchase Agreement and the Ancillary Documents to which GNA is a party; and (z) "Material Adverse Effect" means a material adverse effect on
(A) the business, operations, affairs, financial condition, assets or properties of GNA and its Subsidiaries taken as a whole, or (B) the validity of the Purchase Agreement, the Series A Shares or any of the Ancillary Documents.

         In addition, we have examined and relied upon (i) certificates delivered pursuant to Sections 7.8, 8.5 and 8.12 of the Purchase Agreement and
(ii) such certificates of public officials and other certificates and instruments as we have deemed relevant and necessary as a basis for our opinion hereinafter set forth. As to matters of fact material to our opinion, we have, when relevant facts were not independently established, relied upon certificates of representatives of GNA and upon representations and warranties set forth in the Purchase Agreement or the Ancillary Documents, and have not conducted any special inquiry or investigation in respect of such matters.

                                   ASSUMPTIONS

         In rendering this opinion, we have assumed with your consent and without any independent investigation, all of the following:

         (i) the genuineness of all signatures, the authenticity of all documents submitted to us as originals and the conformity to authentic original documents of all documents submitted as certified, conformed or photostatic copies;

         (ii) the Purchase Agreement and the Ancillary Documents will be performed strictly in accordance with the terms thereof;

         (iii) the representations and warranties as to factual matters contained in the Purchase Agreement and the Ancillary Documents are true and correct;

         (iv) Buyer is an "accredited investor" (as defined in Rule 501 under the Securities Act);

         (v) GNA has made no offer to sell the Securities by means of any "general solicitation" or otherwise not in compliance with Rule 502(c) under the Securities Act; and

         (vi) no offer or sale of the Securities has been made in any state other than the State of Texas.

                                    OPINIONS

         Based upon the foregoing and having due regard for the legal considerations we deem relevant, and subject to the further qualifications and limitations hereinafter set forth, we are of the opinion that:

         1. GNA is a corporation duly incorporated, validly existing and in good standing under the Texas Business Corporation Act, as amended (the "TBCA"), and has full corporate power and authority under the TBCA to enter into and perform the GNA Documents.

         2. The GNA Documents have been duly authorized by all necessary corporate action on the part of GNA, executed and delivered by GNA, and constitute valid and binding obligations of GNA enforceable by Buyer in accordance with their respective terms.

         3. The execution, delivery and performance by GNA of the GNA Documents will not, to our knowledge, (i) conflict with or result in a violation of the Articles of Incorporation or Bylaws of GNA, (ii) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree, or ruling of any Governmental Authority applicable to GNA or any of its Subsidiaries in any respect that would have a Material Adverse Effect, (iii) violate any provision of any statute or other rule or regulation of any Governmental Authority applicable to GNA or any of its Subsidiaries in any respect that would have a Material Adverse Effect, or (iv) require GNA or any of its Subsidiaries to obtain any consent, approval or authorization of, or to effect registration, filing or declaration with, any Governmental Authority, where the failure to do so would have a Material Adverse Effect.

         4. The Series A Shares to be issued to Buyer have been duly authorized for such issuance pursuant to the Purchase Agreement and the Ancillary Documents and, when issued and delivered by GNA upon payment of the Purchase Price, will be validly issued, fully paid and nonassessable; the shares of Common Stock issuable upon conversion of the Series A Shares have been validly authorized and reserved for issuance upon such conversion and, when issued upon conversion of the Series A Shares in accordance with the terms thereof, will be validly issued, fully paid and nonassessable; and neither the issuance of the Series A Shares under the Purchase Agreement nor any issuance of shares of Common Stock upon conversion of the Series A Shares is subject to any preemptive rights.

         5. The Warrants to be issued to Buyer pursuant to the Purchase Agreement have been duly authorized for such issuance pursuant to the Purchase Agreement, and, when issued and delivered by GNA upon the payment of the Purchase Price in accordance with the Purchase Agreement, will be validly issued, fully paid and nonassessable and will constitute the legal, valid and binding obligations of GNA, enforceable against GNA in accordance with their respective terms; the shares of Common Stock issuable upon exercise of the Warrants have been duly and validly reserved by GNA for issuance upon exercise of the Warrants and, when paid for and delivered upon exercise of the Warrants in accordance with the terms of the Warrants, will be validly issued, fully paid and nonassessable, and will not have been issued in violation of or subject to any preemptive rights.

         6. The certificates representing the Series A Shares and the Warrants delivered at the Closing pursuant to the Purchase Agreement are in due and proper form.

         7. The Statement of Resolution has been duly adopted by the Board, has been duly filed with the Secretary of State of Texas so as to constitute a valid amendment to the Restated Articles of Incorporation of GNA, and is in full force and effect.

                     FURTHER QUALIFICATIONS AND LIMITATIONS

         The opinions expressed above are expressly subject to the following qualifications and limitations:

         (a) The enforceability of the Purchase Agreement, the Statement of Resolution and the Ancillary Documents may be limited by (i) applicable bankruptcy, insolvency, reorganization, arrangement, fraudulent transfer or conveyance, moratorium or other laws affecting creditors' rights, and (ii) general equity principles and limitations on the availability of equitable remedies, as such, in connection with the enforcement of rights granted under such documents, including but not limited to specific performance, or as to the effects of the application of principles of equity (regardless of whether enforcement is considered in proceedings in law or in equity). We express no opinion as to (x) the specific remedy that any Governmental Authority might grant in connection with the enforcement of rights under the Purchase Agreement, the Statement of Resolution or the Ancillary Documents or (y) the effect of any antitrust, environmental, securities or tax laws of the United States, the State of Texas or any other state.

         (b) We express no opinion herein as to the validity or enforceability of (i) any provisions purporting to entitle a party to indemnification in respect of any matters arising in whole or in part by reason of any illegal, wrongful or negligent act or omission of such party, (ii) any provisions that purport to restrict access to or waive remedies or defenses, to waive any rights to notices or to establish evidentiary standards, (iii) any provisions relating to choice of law, liquidated damages, waivers, releases, suretyship defenses, delays or omissions of enforcement of rights or remedies, severability, consent judgments or summary proceedings, (iv) any provisions purporting to irrevocably appoint attorneys-in-fact or other agents, (v) any provisions purporting to restrict or limit transfer, alienation or encumbrancing of property, (vi) any provisions that relate to submissions to jurisdiction, waivers or ratifications of future acts, the rights of third parties or transferability of assets which by their nature are nontransferable, (vii) provisions that contain any agreement to agree, (viii) provisions that purport to negate or control over present or future laws which are contrary to such provisions, or (ix) provisions that contain any covenant or agreement not to compete, or be employed or associated with any Person which is in competition, with any other Person.

         (c) Whenever any opinion expressed herein with respect to the existence or absence of facts is qualified by the phrase "to our knowledge," such phrase indicates that (i) no information has come to the attention of any partner or associate of this firm who has devoted substantive attention to the transactions contemplated by the Purchase Agreement and the Ancillary Documents that has given any such person actual knowledge of the existence of such facts, (ii) we have not undertaken any independent investigation to determine the existence or absence of such facts and (iii) no inference as to our knowledge of the existence of such facts should be drawn from the fact of our representation of GNA or our expression of such opinion.

         (d) We are members of the Bar of the State of Texas. This opinion relates only to the laws of the State of Texas and the federal laws of the United States, and we express no opinion with regard to any matters that may be governed or affected by any other laws.

         (e) This opinion is limited solely to the matters stated herein and no opinion is to be inferred or may be implied beyond the matters expressly stated herein.

         The opinions expressed herein are solely for your benefit in connection with the transactions contemplated by the Purchase Agreement and the Ancillary Documents and may not be used or relied upon by any other person or entity or for any other purpose whatsoever. The opinions expressed herein are as of the date first set forth above, and we do not assume or undertake any responsibility or obligation to supplement or to update such opinions to reflect any facts or circumstances which may hereafter come to our attention or any changes in the laws which may hereafter occur.

                                              Very truly yours,

                                    EXHIBIT G

                                 AMENDMENT NO. 4

                                       TO

                                RIGHTS AGREEMENT


         AMENDMENT NO. 4 TO RIGHTS AGREEMENT, dated as of ________, 1999 (the "Amendment"), between GAINSCO, INC., a Texas corporation (the "Company"), and Continental Stock Transfer & Trust Company (the "Rights Agent").

                               W I T N E S S E T H

         WHEREAS, the Company and the Rights Agent are parties to a Rights Agreement dated as of March 3, 1988 (as subsequently amended, the "Rights Agreement") (terms defined in the Rights Agreement are used herein with the same meaning unless otherwise defined herein);

         WHEREAS, the Company and Goff Moore Strategic Partners, L.P., a Texas limited partnership ("GMSP"), have entered into a Securities Purchase Agreement dated as of June ___, 1999; and

         WHEREAS, the Board of Directors of the Company has authorized and directed that the Rights Agreement be amended as hereinafter set forth:

         NOW, THEREFORE, for and in consideration of the premises and the mutual agreements herein set forth, the parties hereto hereby agree as follows:

         SECTION 1. The definition of Acquiring Person in the Rights Agreement is hereby amended to read in its entirety as follows:

                  (a) "Acquiring Person" shall mean any Person (as such term is hereinafter defined) who or which, together with all Affiliates and Associates (as such terms are hereinafter defined) of such Person, shall be the Beneficial Owner (as such term is hereinafter defined) of 20% or more of the Common Stock then outstanding, but shall not include
         (i) the Company, (ii) any Subsidiary of the Company, (iii) any employee benefit plan of the Company or of any Subsidiary of the Company or an entity holding shares of Common Stock for, or pursuant to the terms of, any such plan or (iv) any GMSP Entity until the GMSP Exclusion Termination Date. For purposes of this Agreement, any calculation of the number of shares of Common Stock outstanding at any particular time, including for purposes of determining the particular percentage of such outstanding shares of Common Stock of which any

         Person is the Beneficial Owner, shall be made in accordance with the last sentence of Rule 13d-3(d)(1)(i) of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as in effect on the date of the dividend. As used in this Agreement, (i) "GMSP" means Goff Moore Strategic Partners, a Texas limited partnership, (ii) "GMSP Entity" means one or more of GMSP and any Affiliate or Associate of GMSP (individually or collectively),
         (iii) "Securities Purchase Agreement" means the Securities Purchase Agreement dated June ___, 1999, between the Company and GMSP, and (iv) "GMSP Exclusion Termination Date" means the earlier to occur of (A) the termination (other than pursuant to the successful consummation of the transactions contemplated thereby) of the Securities Purchase Agreement and (B) such time as one or more of the GMSP Entities (individually or collectively) become(s) the Beneficial Owner of more than 35% of the Common Stock then outstanding (other than to the extent that any GMSP Entity becomes the Beneficial Owner of more than 35% of the Common Stock then outstanding (i) as a direct result of the repurchase or purchase by the Company or any Subsidiary of the Company of Common Stock or securities convertible into or exchangeable or exercisable for Common Stock, unless thereafter any GMSP Entity purchases additional shares of Common Stock, or (ii) as a result of acquiring Beneficial Ownership of additional shares of Common Stock pursuant to any stock option or other employee benefit plan of the Company).

         SECTION 2. Except as expressly amended hereby, the Rights Agreement is hereby ratified and confirmed and shall remain in full force and effect.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.


Attest:                                  GAINSCO, INC.


By                                       By
  ----------------------------------       -----------------------------------
   Name:                                 Name:
         ---------------------------          --------------------------------
   Title:                                Title:
          --------------------------           -------------------------------


Attest:                                  CONTINENTAL STOCK TRANSFER
                                               & TRUST COMPANY


By                                       By
  ----------------------------------       -----------------------------------
   Name:                                 Name:
         ---------------------------          --------------------------------
   Title:                                Title:
          --------------------------           -------------------------------

                                  APPENDIX II

                                     OPINION
                                       OF
                         WASSERSTEIN PERELLA & CO., INC.

                                  June 29, 1999


Board of Directors
GAINSCO, INC.
500 Commerce Street
Fort Worth, TX 76102

Members of the Board:

         You have asked us to advise you with respect to the fairness, from a financial point of view, to GAINSCO, INC. (the "Company") with respect to the consideration to be received pursuant to the terms of the Securities Purchase Agreement, dated as of June 29, 1999 (the "Purchase Agreement"), by and between the Company and Goff Moore Strategic Partners, L.P. ("GMSP"). The Purchase Agreement provides for, among other things, the acquisition by purchaser for cash of 31,620 shares of Series A Convertible Preferred Stock (the "Convertible Preferred") of the Company, warrants to purchase 1,550,000 shares of common stock, par value $.10 per share ("Common Stock"), at a price of $6.375 per share and warrants to purchase 1,550,000 shares of Common Stock at a price of $8.50 (collectively, the "Warrants"; the Warrants, collectively with the Convertible Preferred, hereinafter referred to as the "Securities") for an aggregate cash consideration of $31,620,000 (the "Transaction"). The terms and conditions of the Transaction are set forth in more detail in the Purchase Agreement.

         In connection with rendering our opinion, we have reviewed the Purchase Agreement, the Investment Management Agreement to be entered into by GMSP with the Company and its insurance company subsidiaries, the Warrants, and certain other draft agreements and documents related to the Transaction, and for purposes hereof, we have assumed that the final form of these documents will not differ in any material respect from the drafts provided to us. We have also reviewed and analyzed certain publicly available business and financial information relating to the Company for recent years and interim periods to date. We have reviewed and considered certain financial and stock market data relating to the Company, and we have compared that data with similar data for certain other companies, the securities of which are publicly traded, that we believe may be relevant or comparable in certain respects to the Company or one or more of its businesses or assets. We have also performed such other financial studies, analyses, and investigations and reviewed such other information as we considered appropriate for purposes of this opinion.

         In our review and analysis and in formulating our opinion, we have assumed and relied upon the accuracy and completeness of all of the financial and other information provided to or discussed with us or publicly available, and we have not assumed any responsibility for independent verification of any of such information. We have not reviewed any of the books and records of the Company, or assumed any responsibility for conducting a physical inspection of the properties or facilities of the Company, or for making or obtaining an independent valuation or appraisal of the assets or liabilities of the Company, and no such independent valuation or appraisal was provided to us. We also have assumed that obtaining all regulatory and other approvals and third party consents required for consummation of the Transaction will not have an adverse impact on the Company and we have assumed that the

Board of Directors
June 29, 1999
Page 2


transactions described in the Purchase Agreement will be consummated without waiver or modification of any of the material terms or conditions contained therein by any party thereto. We have also assumed that the purchase price payable pursuant to Section 2.2 of the Purchase Agreement is in the form of cash. While WP&Co. did not independently value the benefits to be derived by the Company from the Investment Management Agreement, in formulating our opinion we relied on Management's assessment of the strategic benefit to be derived from such agreement. Our opinion is necessarily based on economic and market conditions and other circumstances as they exist and can be evaluated by us as of the date hereof. We are not expressing any opinion herein as to the prices at which any securities of the Company will actually trade at any time.

         In formulating our opinion, we relied on the fact that the Company's decision to enter into the Purchase Agreement was preceded by the Company's announcement on August 28, 1998 that its Board of Directors had decided to pursue strategic alternatives, including a possible sale of the Company, and a ten month process in which proposals for a business combination or other transaction were solicited by or on behalf of the Company from over 70 potential parties, including parties the Company believed were logical parties for a business combination with the Company. It should be noted, however, that in the context of our engagement by the Company, we were not authorized to and did not solicit indications of interest by third parties in an investment in the Company similar to that embodied by the Purchase Agreement.

         In the ordinary course of our business, we may actively trade the debt and equity securities of the Company for our own account and for the accounts of customers and, accordingly, may at any time hold a long or short position in such securities.

         We have acted as financial advisor to the Company in connection with the proposed Transaction and will receive customary fees for providing such services, as well as a fee for rendering this opinion. In addition, we have performed various investment banking services for the Company in the past and have received customary fees for rendering such services.

         Our opinion addresses only the fairness from a financial point of view to the Company of the consideration to be received by the Company pursuant to the Purchase Agreement, and we do not express any views on any other term of the Transaction. Specifically, our opinion does not address the Company's underlying business decision to effect the transactions contemplated by the Purchase Agreement. Our opinion does not address the relative merits of the Transaction versus an alternative transaction or business strategy.

         It is understood that this letter is for the benefit and use of the Board of Directors of the Company in its consideration of the Transaction and except for inclusion in its entirety in any registration statement or proxy statement required to be circulated to shareholders of the Company relating to the Transaction, may not be

Board of Directors
June 29, 1999
Page 3



quoted, referred to or reproduced at any time or in any manner without our prior written consent. This opinion does not constitute a recommendation to any shareholder or as to how such holder should vote with respect to the Transaction, and should not be relied upon by any shareholder as such.

         Based upon and subject to the foregoing, including the various assumptions and limitations set forth herein, it is our opinion that as of the date hereof the consideration to be received by the Company pursuant to the Purchase Agreement is fair to the Company from a financial point of view.

                                              Very truly yours,

                                              WASSERSTEIN PERELLA & CO., INC

--------------------------------------------------------------------------------
                                  GAINSCO, INC.

               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
     FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON __________, 1999

P
R    The undersigned hereby appoints Joel C. Puckett, Glenn W. Anderson and
O    Daniel J. Coots, and each of them, proxies, with full power of
X    substitution and with discretionary authority, to vote all shares of Common
Y Stock that the undersigned is entitled to vote at the Special Meeting of Shareholders of GAINSCO, INC. to be held on _____________, 1999, at ______________________, at 10:00 a.m., or at any adjournment thereof, hereby revoking any proxy heretofore given.


     The Board of Directors recommends that shareholders vote FOR the Purchase Agreement Proposal.

                        (USE ONLY FOR CHANGE OF ADDRESS)

         ----------------------------------------------------------------------

         ----------------------------------------------------------------------

         ----------------------------------------------------------------------
         (if you have written in the above space, please mark the corresponding box on the reverse side of this card)


         THE PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN, AND IN THE ABSENCE OF SPECIFIC DIRECTIONS TO THE CONTRARY, THIS PROXY WILL BE VOTED FOR THE PURCHASE AGREEMENT PROPOSAL.

         The undersigned hereby acknowledges receipt of the Notice of the aforesaid Special Meeting.

                  (Continued and to be signed on reverse side)

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



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         1.       Approval of Purchase Agreement Proposal.


                         FOR           AGAINST        ABSTAIN
                         [ ]             [ ]            [ ]


                   Change
                     of       [ ]
                   Address

         Signature(s)                                                Date
                     -----------------------------------------------     ------
         Signature(s)                                                Date
                     -----------------------------------------------     ------

         NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.


--------------------------------------------------------------------------------

                          VOTE BY INTERNET OR TELEPHONE

                          QUICK *** EASY *** IMMEDIATE


                                  GAINSCO, INC.


o You can now vote your shares electronically through the internet or the telephone.

o        This eliminates the need to return the proxy card.

o Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card.


TO VOTE YOUR PROXY BY INTERNET
WWW.xxxxxxxxxxxxx.COM


Have your proxy card in hand when you access the above website. You will be prompted to enter the company number, proxy number and account number to create an electronic ballot. Follow the prompts to vote your shares.


TO VOTE YOUR PROXY BY MAIL

Mark, sign and date your proxy card above, detach it and return it in the postage-paid envelope provided.


TO VOTE YOUR PROXY BY PHONE
1-800-293-8533

Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call. You will be prompted to enter the company number, proxy number and account number. Follow the voting instructions to vote your shares.


                  PLEASE DO NOT RETURN THE ABOVE CARD IF VOTED
                        ELECTRONICALLY OR TELEPHONICALLY